Catalyst Macro Strategy Fund

Class A: MCXAX      Class C: MCXCX     Class I: MCXIX

PROSPECTUS

MARCH 5, 2014

This  Prospectus  provides  important  information  about  the  Fund  that  you  should  know before  investing. Please read  it  carefully and keep  it for future reference.

The   Securities   and   Exchange   Commission   has   not   approved   or   disapproved   these

securities  or  determined  if  this  Prospectus  is  truthful  or  complete.    Any  representation  to  the

contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST MACRO STRATEGY FUND ....................................................... 2

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT

FUND SUMMARY: MACRO STRATEGY FUND

Investment Objective: The Fund's goal is capital appreciation with positive returns in all market conditions

Fees  and  Expenses  of  the  Fund:  This table describes the fees and  expenses that  you  may pay  if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of

Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the

Fund.     More  information  about  these  and  other  discounts   is  available   from  your  financial

      professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 15 and  in the  sections of the Fund’s Statement of Additional Information  entitled Reduction of Up-Front Sales Charge on Class A Shares on page 38 and Waiver of Up-Front Sales Charge on

Class A Shares on page 39.

Shareholder Fees

Class

Class

Class

(fees paid directly from your investment)

A

C

I

Maximum Sales Charge

(Load) Imposed on Purchases (as a % of offering price)

5.75%

None

None

Maximum Deferred Sales Charge (Load)

(as a % of the original purchase price)

1.00%

None

None

Maximum Sales Charge (Load) Imposed

on Reinvested Dividends and other Distributions

None

None

None

Redemption Fee

None

None

None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.50%

1.50%

1.50%

Distribution and Service (12b-1) Fees

0.25%

1.00%

0.00%

Other Expenses1

0.32%

0.32%

0.32%

Acquired Fund Fees and Expenses1,2

0.05%

0.05%

0.05%

Total Annual Fund Operating Expenses

2.12%

2.87%

1.87%

Fee Waiver and/or Expense Reimbursement  3

(0.12)%      (0.12)%      (0.12)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense

2.00%

2.75%

1.75%

Reimbursement

1 Estimated for the current fiscal year.

2 Acquired  Fund  Fees  and  Expenses  are  the  indirect  costs  of  investing  in  other  investment  companies.   The  operating  expenses  in  this  fee  table  will  not correlate to the  expense ratio  in  the  Fund's  financial  highlights  because  the  financial  statements include  only the  direct  operating  expenses incurred  by  the Fund, not the indirect costs of investing in other investment companies.

3 The  Advisor  has  contractually agreed to waive  fees and/or reimburse expenses  of the Fund to the  extent  necessary to  limit  operating  expenses (excluding brokerage  costs;  underlying  fund  expenses;  borrowing  costs,  such  as  (a),  interest  and  (b)  dividends  on  securities  sold  short;  taxes;  rule  12b-1  fees  and, extraordinary expenses)  at 1.70% through October 31, 2015.. This agreement  may  only be terminated by the Fund's Board of Trustees  on 60  days’  written notice  to  the  Advisor,  by  the  Advisor  with  the  consent  of the  Board  and  upon  the  termination  of  the  Management  Agreement  between  the  Trust  and  the Advisor. Fee waivers and  expense reimbursements are  subject to  possible recoupment  by the  Advisor  from the  Fund in future years  on a  rolling three-year basis (within the three years after the  fees have been waived or reimbursed) if such recoupment  can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The

Example  also  assumes  that  your  investment  has  a  5%  return  each  year  and  that  the  Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR

Class A

Class C

Class I

1

$766

$278

$178

3

$1,190

$878

$576

2

Portfolio  Turnover: The Fund pays transaction costs, such as commissions, when it  buys and sells

securities   (or   "turns   over"   its   portfolio).   A   higher   portfolio   turnover   may   indicate   higher

transaction  costs  and  may result  in  higher  taxes  when  Fund  shares  are  held  in  a  taxable  account.

These  costs,  which  are  not  reflected  in  annual  fund  operating  expenses  or  in  the  Example,  affect the Fund's performance.  Because the Portfolio has not commenced operations as of the date of this

prospectus,  the  portfolio  turnover  rate  for  the  last  fiscal  year  is  not  available.   In  the  future,  the

portfolio  turnover rate for the most recent  fiscal year will be provided here.

Principal Investment Strategies:

The  Fund  seeks  to  participate  in  the  upside  of  the  equity  markets  while  seeking  to minimize the impact of the  market’s downside during periods of extreme market  stress. The Fund will make  investments that the Fund’s sub-advisor believes offers a high probability of return, or,

alternatively,  that  provides  a  high  degree  of  safety  during  uncertain  market  conditions.  These investments  include  equity  securities  with  market  capitalizations  over  $200  million  and  fixed income  securities  of  any  credit  quality  and  duration  including  US  Treasury  securities,  corporate bonds and foreign fixed income securities, including those of emerging markets. The Fund may be long  or  short  in  these  securities  by  taking  positions  in  individual  securities,  individual  stock options,  index  options,  financial  futures,  exchange  traded  funds  (“ETFs”),  inverse  ETFs  or  other

investment  companies. The Fund  may invest  up to 50% of its assets in one or more   inverse ETFs

during uncertain market  conditions.

The  Fund  will  tactically  allocate  among  securities  using  both  fundamental  and  technical analysis to identify the relative strength of and trends in the Fund’s potential portfolio investments.

The  Fund  uses  a  quantitative  methodology  to  screen  for  securities  for  the  portfolio  focusing  on fundamental valuation metrics such as price to free cash flow, price to operating  income, EBIT to

enterprise  value  and  other  financial  metrics.   The  Fund  also  evaluates  potential  securities  using

technical   analysis   including   momentum,   trading   volumes,   option   flows,   seasonality   and

proprietary technical indicators. The Fund also focuses on companies involved in corporate events such as spin-offs, share buybacks and corporate insider trading activity.

The  Fund  has  no  set  holding  period  for  any  security  and  actively  trades  its  portfolio investments,  which  may result  in a  high portfolio  turnover  rate.  Securities are sold  (or  purchased back  in  the  case  of securities  sold  short)  when  they  no  longer  meet  the  target  risk  return  profile.

The  Fund  attempts  to  control  risk  through  various  techniques  including  scaling  in  or  out  of positions, using position limits and using stop orders.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of

1940  (the  “1940  Act”),  which  means  a  relatively  high  percentage  of  the  Fund’s  assets  may  be invested  in  the  securities  of  a  limited  number  of  companies  that  could  be  in  the  same  or  related economic sectors.

.

3

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The

Fund's  net  asset  value  and  returns  will  vary and  you  could  lose  money on  your  investment  in  the

Fund.  The  following  summarizes  the  principal  risks  of  the  Fund.   These  risks  could  adversely

affect the net  asset  value, total return and the value of the Fund and  your investment.

Credit Risk.  Credit risk is the risk that an issuer of a security will fail to pay principal and interest  in  a  timely  manner,  reducing  the  Fund’s  total  return.  The  Fund  may  invest  in high-yield,  high-risk  securities,  commonly  called  “junk  bonds”,  that  are  not  investment grade  and  are  generally considered  speculative because they present  a greater risk  of loss,

including default, than higher quality debt  securities.

Emerging   Market   Risk:    Emerging   market   countries   may   have   relatively   unstable

governments,  weaker  economies,  and  less-developed  legal  systems  with  fewer  security

holder  rights.   Emerging  market  economies  may  be  based  on  only  a  few  industries  and security  issuers  may  be  more  susceptible  to  economic  weakness  and  more  likely  to

default.   Emerging  market  securities also tend to be less liquid.

Equity  Security  Risk.     Common  and  preferred  stocks  are  susceptible  to  general  stock market fluctuations and to volatile increases and decreases in value as market confidence in and  perceptions  of  their  issuers  change.  Warrants  and  rights  may  expire  worthless  if  the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price.

Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates;

economic expansion or contraction and global or regional political, economic and banking crises.

Fixed  Income  Risk.  When the  Fund  invests  in  fixed  income  securities,  the value of your investment  in  the  Fund  will  fluctuate  with  changes  in  interest  rates.  Typically,  a  rise  in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market  price of fixed  income securities with longer  maturities will increase or decrease  more  in  response  to  changes  in  interest  rates  than  shorter-term  securities.  Other risk  factors  include  credit  risk  (the  debtor  may  default)  and  prepayment  risk  (the  debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect  the  value  of a  particular  investment  by the Fund,  possibly causing  the Fund’s share price and total return to  be reduced  and fluctuate more than other types of investments.

Foreign  Securities  Risk.     Since the Fund’s investments may include ADRs and  foreign securities,  the  Fund  is subject  to  risks  beyond  those associated  with  investing  in domestic

securities.   Foreign   companies   are   generally   not   subject   to   the   same   regulatory

requirements  of  U.S.  companies  thereby  resulting  in  less  publicly  available  information

about  these  companies.   In  addition,  foreign  accounting,  auditing  and  financial  reporting standards generally differ  from those applicable to U.S. companies.

4

Futures Risk.  The Fund’s use of futures involves risks different  from, or possibly greater

than,   the   risks   associated   with   investing   directly   in   securities   and   other   traditional

investments.    These  risks  include  (i)  leverage  risk  (ii)  risk  of  mispricing  or  improper valuation;  and  (iii)  the  risk  that  changes  in  the  value  of  the  futures  contract  may  not

correlate  perfectly  with  the  underlying  index.   Investments  in  futures  involve  leverage,

which means a small percentage of assets invested in futures can have a disproportionately

large  impact  on the  Fund.   This  risk  could  cause  the  Fund  to  lose  more than  the  principal

amount  invested.   Futures  contracts  may  become  mispriced  or  improperly  valued  when compared to the adviser’s expectation and may not produce the desired investment results.

Additionally, changes in the value of futures contracts may not track or correlate perfectly with  the  underlying  index  because  of  temporary,  or  even  long-term,  supply  and  demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Inverse ETF Risk.   Investments in inverse ETFs will prevent the Fund  from participating in  market-wide  or  sector-wide  gains  and  may  not  prove  to  be  an  effective  hedge.  During periods  of  increased  volatility,  inverse  ETFs  may  not  perform  in  the  manner  they  are designed.

Junk  Bond  Risk.   Lower-quality  bonds,  known  as  “high  yield”  or  “junk”  bonds,  present

greater  risk  than  bonds  of  higher  quality,  including  an  increased  risk  of  default.    An

economic  downturn or period of rising  interest  rates could  adversely affect  the market  for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid  market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund  is a new mutual fund and  has a limited  history of operations for  investors to evaluate.

Market  Risk.   Overall stock  market  risks  may also  affect  the value of the  Fund.   Factors

such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Management  Risk.   The  portfolio  manager’s  judgments  about  the  attractiveness,  value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to  be  incorrect and there is no  guarantee that the portfolio  manager’s judgment will produce the desired results.

New  Sub-Advisor  Risk.  Although  the  Sub-Advisor  has  managed  individual  separate accounts in the past, the Sub- Advisor has not previously managed a mutual fund.

Non-diversification   Risk.   Because  a  relatively  high  percentage  of  a  non-diversified

Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to

any  single  economic,   technological  or  regulatory  occurrence  than  the  portfolio   of  a

diversified  fund.

Options  Risk.   There  are  risks  associated  with  the  sale  and  purchase  of  call  and  put

options.   As  the  seller  (writer)  of  a  covered  call  option,  the  Fund  assumes  the  risk  of  a decline  in  the  market  price  of  the  underlying  security  below  the  purchase  price  of  the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.

5

Security  Risk.    The  value  of  the  Fund  may  decrease  in  response  to  the  activities  and financial prospects of an individual security in the Fund’s portfolio.

Short  Selling  Risk.  If a security sold short  increases in price, the Fund  may have to cover its  short  position  at  a  higher  price  than  the  short  sale  price,  resulting  in  a  loss.  The  Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Small and Mid Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and  mid sized companies, the Fund  may be subject  to additional risks,  including the

risk   that   earnings   and   prospects   of   these   companies   are   more   volatile   than   larger

companies.

Turnover  Risk.   The  Fund  may  have  portfolio  turnover  rates  significantly  in  excess  of

100% and  may, at times, exceed 1,000%.   Increased portfolio  turnover causes the Fund to

incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying  Fund  Risk.     Other  investment  companies  including  mutual funds,  ETFs and  closed-end  funds  (“Underlying  Funds”)  in  which  the  Fund  invests  are  subject  to

investment  advisory and other expenses, which will be indirectly paid by the Fund.   As

a  result,  the  cost  of  investing  in  the  Fund  will  be  higher  than  the  cost  of  investing directly in the Underlying Funds and  may be higher than other mutual funds that  invest directly in stocks and bonds.  Each of the Underlying Funds is subject to its own specific risks,  but  the  sub-adviser  expects  the  principal  investments  risks  of  such  Underlying

Funds will be similar to the risks of investing  in the Fund.

Performance:

Because  the  Fund  is  a  new  fund  and  does  not  yet  have  a  full  calendar  of  investment

operations,  no  performance  information  is  presented  for  the  Fund  at  this  time.    In  the  future,

performance  information  will  be  presented  in  this  section  of  this  Prospectus.   Also,  shareholder

reports   containing   financial   and   performance   information   will   be   mailed   to   shareholders

semi-annually.   Updated   performance   information   will   be   available   at   no   cost   by   calling

1-866-447-4228 or visiting the Fund’s website at www.catalystmutualfunds.com.

Advisor: Catalyst  Capital Advisors LLC (the “Advisor”) is the Fund’s investment  advisor.

Sub-Advisor: Castle Financial & Retirement  Planning Associates Inc. (the “Sub-Advisor”) is the

Fund’s investment  sub-advisor.

Portfolio Managers: Al Procaccino, II, President, Chief Executive Officer and Chief Compliance

of  the  Sub-Advisor,  and  Korey  Bauer,  Vice  President,  Analyst  and  Market  Technician  of  the

Sub-Advisor,  serve  as  the  Fund's  Portfolio  Managers.  Mr.  Procaccino  is  the  Lead  Portfolio

Manager  for  the  Fund.  Mr.  Procaccino  and  Mr.  Bauer  have  served  the  Fund  in  these  capacities since the Fund’s inception in 2014.

Manager-of-Managers Order: The Trust, on behalf of the Fund, has received an exemptive order

(the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval,

6

to  enter  into or amend  sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-adviser is employed by the Advisor.

Purchase  and  Sale  of  Fund  Shares:   The  minimum initial investment  in all share classes of  the

Fund  is $2,500 for regular and IRA accounts, and $100 for an automatic investment  plan account.

The  minimum  subsequent  investment  in  all  share  classes  of  the  Fund  is  $50.   You  may purchase

and   redeem  shares   of  the   Fund   on  any  day  that  the   New   York  Stock  Exchange   is   open.

Redemption  requests  may  be  made  in  writing,  by  telephone  or  through  a  financial  intermediary and will be paid by check  or wire transfer.

Tax  Information:   Dividends  and  capital gain  distributions  you  receive  from the  Fund,  whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan  such  as  an  IRA  or  401(k)  plan.  If  you  are  investing  in  a  tax-free  plan,  distributions  may  be taxable upon withdrawal from the plan.

Payments  to  Broker-Dealers  and  Other  Financial  Intermediaries:   If you  purchase the  Fund

through  a broker-dealer  or other  financial  intermediary (such  as  a  bank),  the  Fund  and  its  related

companies  may  pay  the  intermediary  for  the  sale  of  Fund  shares  and  related  services.    These

payments  may create  a  conflict  of interest  by influencing  the  broker-dealer  or other  intermediary

and  your  salesperson  to  recommend  the  Fund  over  another  investment.   Ask  your  salesperson  or

visit  your financial intermediary's website for more information.

    ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT

STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund's goal is capital appreciation with positive returns in all market  condition.

The  investment  objective  of  the  Fund  is  non-fundamental  and  may  be  changed  by  the

Board  of  Trustees  without  shareholder  approval.  If  the  Board  decides  to  change  the  Fund's investment  objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The  Fund’s  primary  investment  strategies  described  in  this  prospectus  are  the  strategies that  the  Advisor  and  Sub-Advisor  believe are  most  likely to  be  important  in trying  to  achieve the

Fund’s   investment   objective.     You   should   note,   however,   that   the   Fund   may   use   other

non-principal  strategies  and  invest  in  other  securities  not  described  in  this  prospectus,  which  are

disclosed  in detail  in the  Fund’s Statement  of Additional Information (“SAI”).   For  a copy of the SAI please call toll free at 1-866-447-4228 or visit the Fund’s website at www.catalystmutualfunds.com.

The  Fund  seeks  to  participate  in  the  upside  of  the  equity  markets  while  seeking  to  minimize  the impact  of  the  market’s  downside  during  periods  of  extreme  market  stress.  The  Fund  will  make

7

investments   that   the   Fund’s   sub-advisor   believes   offers   a   high   probability   of   return,   or,

alternatively,  that  provides  a  high  degree  of  safety  during  uncertain  market  conditions.  These investments  include  equity  securities  with  market  capitalizations  over  $200  million  and  fixed income  securities  of  any  credit  quality  and  duration  including  US  Treasury  securities,  corporate bonds and foreign fixed income securities, including those of emerging markets. The Fund may be long  or  short  in  these  securities  by  taking  positions  in  individual  securities,  individual  stock options,  index  options,  financial  futures,  exchange  traded  funds  (“ETFs”),  inverse  ETFs  or  other investment  companies.  Fixed  income  investments,  other  than  in  US  Treasury  securities,  will generally be  made using ETFs or other investment companies. The Fund  may invest  up to 50% of its assets in one or more  inverse ETFs during uncertain market conditions.  Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of profiting  from a decline in the value of an underlying  benchmark.

The  Fund  will  tactically  allocate  among  securities  using  both  fundamental  and  technical analysis to identify the relative strength of and trends in the Fund’s potential portfolio investments.

The  Fund  uses  a  quantitative  methodology  to  screen  for  securities  for  the  portfolio  focusing  on fundamental valuation metrics such as price to free cash  flow, price to operating  income, EBIT to

enterprise  value  and  other  financial  metrics.   The  Fund  also  evaluates  potential  securities  using

technical   analysis   including   momentum,   trading   volumes,   option   flows,   seasonality   and

proprietary technical indicators. The Fund also focuses on companies involved in corporate events such as spin-offs, share buybacks and corporate insider trading activity.

The  Fund  has  no  set  holding  period  for  any  security  and  actively  trades  its  portfolio investments,  which  may result  in a  high portfolio  turnover  rate.  Securities are sold  (or  purchased back  in  the  case  of securities  sold  short)  when  they  no  longer  meet  the  target  risk  return  profile.

The  Fund  attempts  to  control  risk  through  various  techniques  including  scaling  in  or  out  of positions, using position limits and using stop orders.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of

1940  (the  “1940  Act”),  which  means  a  relatively  high  percentage  of  the  Fund’s  assets  may  be invested  in  the  securities  of  a  limited  number  of  companies  that  could  be  in  the  same  or  related economic sectors.

Temporary Defensive Positions

From   time   to   time,   the   Fund   may   take   temporary   defensive   positions,   which   are

inconsistent  with  the  Fund’s  principal  investment  strategies,  in  attempting  to  respond  to  adverse

market, economic, political, or other conditions.   For example, the Fund  may hold all or a portion

of  its  assets  in  money  market  instruments,  including  cash,  cash  equivalents,  U.S.  government

securities,   other   investment   grade   fixed   income   securities,   certificates   of   deposit,   bankers

acceptances,  commercial  paper,  money  market  funds  and  repurchase  agreements.   If  the  Fund

invests  in  a  money  market  fund,  the  shareholders  of  the  Fund  generally  will   be  subject  to

duplicative  management  fees.   Although  the  Fund  would  do  this  only  in  seeking  to  avoid  losses,

the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  The Fund also may invest in money market instruments at any time to maintain  liquidity or pending selection of investments in accordance with its policies.

8

Manager-of-Managers Order

The Trust and the Advisor have applied for and obtained an exemptive order (the "Order")

from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter

into   sub-advisory  agreements  with  one  or  more  sub-advisers  without  obtaining  shareholder

approval.   The  Order  permits  the  Advisor,  subject  to  the  approval  of  the  Board  of  Trustees,  to replace  sub-advisers  or  amend  sub-advisory  agreements,  including  fees,  without  shareholder approval whenever the  Advisor  and the Trustees believe such action will  benefit  the Fund  and  its shareholders.

PRINCIPAL INVESTMENT RISKS

All  mutual  funds  carry  a  certain  amount  of  risk.  As  with  any  mutual  fund,  there  is  no guarantee that the Fund will achieve  its goal. The Fund's net  asset  value and returns will vary and

you  could  lose  money  on  your  investment  in  the  Fund.   Also,  an  investment  in  the  Fund  is  not  a

complete  investment  program.   Below are some specific risks of investing  in the Fund.

The  following  summarizes  the  principal  risks  of  the  Fund.   These  risks  could  adversely

affect  the  net  asset  value,  total return and  the value of the Fund  and  your  investment  in the  Fund.

The  risk  descriptions   below  provide  a   more  detailed  explanation  of  some  of  the  principal

investment  risks  that  correspond  to  the  risks  described  in  the  “Fund  Summary”  section  of  this

Prospectus.

Credit Risk.  Credit risk is the risk that an issuer of a security will fail to pay principal and interest  in  a  timely  manner,  reducing  the  Fund’s  total  return.  The  Fund  may  invest  in high-yield,  high-risk  securities  commonly  called  “junk  bonds”,  that  are  not  investment grade  and  are  generally considered  speculative because they present  a greater risk  of loss,

including default, than higher quality debt  securities.

Emerging Market Risk:  The Fund  invests may invest  in countries with newly organized or less developed securities markets.  There are typically greater risks involved in investing

in emerging  markets securities.   Generally, economic structures in these countries are  less diverse and mature than those in developed countries and their political systems tend to be less stable.  Emerging  market  economies  may  be  based  on only a  few  industries,  therefore security  issuers,  including  governments,  may  be  more  susceptible  to  economic  weakness and  more  likely  to  default.  Emerging  market  countries  also  may  have  relatively  unstable governments,  weaker  economies,  and  less-developed  legal  systems  with  fewer  security

holder rights.   Investments in emerging  markets countries may be affected by government

policies  that  restrict  foreign  investment  in  certain  issuers  or  industries.   The  potentially

smaller  size  of  their  securities  markets  and  lower  trading  volumes  can  make  investments relatively  illiquid  and  potentially  more  volatile  than  investments  in  developed  countries,

and such securities may be subject to abrupt and severe price declines.   Due to this relative

lack  of  liquidity,  the  Fund  may  have  to  accept  a  lower  price  or  may  not  be  able  to  sell  a

portfolio  security  at  all.   An  inability  to  sell  a  portfolio  position  can  adversely  affect  the

Fund's  value  or  prevent  the  Fund  from  being  able  to  meet  cash  obligations  or  take advantage of other investment opportunities.

9

Equity  Security  Risk.     Common  and  preferred  stocks  are  susceptible  to  general  stock market fluctuations and to volatile increases and decreases in value as market confidence in and  perceptions  of  their  issuers  change.  Warrants  and  rights  may  expire  worthless  if  the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price.

Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates;

economic expansion or contraction and global or regional political, economic and banking crises.

Fixed  Income  Risk.  When  the  Fund  invests  in  fixed  income  securities,  the  value  of your  investment  in  the  Fund  will  fluctuate  with  changes  in  interest  rates.  Typically,  a rise  in  interest  rates  causes  a  decline  in  the  value  of  fixed  income  securities  owned  by the Fund. In general, the  market  price of fixed  income securities with longer  maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  In  general,  for  every  1%  change  in  interest  rates,  a  bond  gains  or  loses approximately  1%  in  value  for  every  year  of  duration.  Therefore,  for  example,  a

Treasury Bond with a 20 year maturity will be significantly more negatively affected by a rise in interest rates than a one-year Treasury Bill. Other risk factors include credit risk

(the  debtor  may default)  and  prepayment  risk  (the  debtor  may pay  its  obligation  early,

reducing  the  amount  of  interest  payments).  These  risks  could  affect  the  value  of  a particular  investment  by  the  Fund,  possibly  causing  the  Fund’s  share  price  and  total return to be reduced and  fluctuate more than other types of investments.

Foreign  Securities  Risk.     Since the Fund’s investments may include ADRs and  foreign securities,  the  Fund  is subject  to  risks  beyond  those associated  with  investing  in domestic

securities.   Foreign   companies   are   generally   not   subject   to   the   same   regulatory

requirements  of  U.S.  companies  thereby  resulting  in  less  publicly  available  information

about  these  companies.   In  addition,  foreign  accounting,  auditing  and  financial  reporting

standards  generally  differ  from  those  applicable  to  U.S.  companies.   Depository  receipts

maintain  substantially  the  same  risks  as  those  associated  with  investments  in  foreign securities  and  may  be  under  no  obligation  to  distribute  shareholder  communications  or pass through any voting rights with respect to  the deposited securities.

Futures  Risk.  The  Fund’s  use  of  stock  index  futures  as  a  substitute  for  stocks  or  to enhance returns involves risks different  from, or possibly greater than, the risks associated

with investing directly in  securities and other traditional investments.   These risks include

(i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in  the  value  of the  futures  contract  may  not  correlate  perfectly with  the  underlying  index.

Investments in futures involve leverage, which means a small percentage of assets invested

in  futures  can  have  a  disproportionately  large  impact  on  the  Fund.   This  risk  could  cause

the  Fund  to  lose  more than the principal amount  invested.   Futures contracts may  become

mispriced  or  improperly  valued  when compared  to  the adviser’s  expectation and  may  not

produce  the  desired  investment  results.    Additionally,  changes  in  the  value  of  futures

contracts  may  not  track  or  correlate  perfectly  with  the  underlying  index  because  of temporary,  or  even  long-term,  supply and  demand  imbalances and  because  futures do  not pay dividends unlike the stocks upon which they are based.

10

Inverse ETF Risk:   Investing in inverse ETFs may result in increased volatility due to the

funds’  possible  use  of  short  sales  of  securities   and  derivatives  such  as  options  and

futures.   The  use  of  leverage  by  an  ETF   increases  risk  to  the  Fund.   The  more  a  fund

invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk  Bond  Risk.    Lower-quality  bonds,  known  as  “high  yield”  or  “junk”  bonds,

present  a  significant  risk  for  loss  of  principal  and  interest.    These  bonds  offer  the

potential  for  higher  return,  but  also  involve  greater  risk  than  bonds  of  higher  quality,

including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens,

the  value  of  the  bond  may  decrease,  and  the  Fund’s  share  price  may  decrease  and  its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the

Fund’s ability to  sell its  bonds (liquidity risk).   Such securities  may also  include “Rule

144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited  History  of  Operations.  The  Fund  is  a  new  new  mutual  fund  and  has  a  limited

history of operations for investors to evaluate.   Mutual funds and their advisers are subject

to  restrictions  and  limitations  imposed  by  the  Investment  Company  Act  of  1940,  as amended, and the Internal Revenue Code that  do  not  apply to  an adviser's management  of individual and institutional accounts.  As a result, investors cannot judge the Advisor by its track record of managing a mutual fund and the Advisor may not achieve its intended result in managing the Fund.

Market Risk.   Overall stock market  risks may also affect the value of the Fund.    The net

asset  value  of  the  Fund  will  fluctuate  based  on  changes  in  the  value  of  the  securities  in which  the  Fund  invests.  The  price  of  securities  may  rise  or  fall  because  of  economic  or political  changes.  Security  prices  in  general  may  decline  over  short  or  even  extended

periods of time.   Factors such as domestic and  international economic growth and  market conditions,  interest  rate levels and political events affect the securities markets.

Management   Risk.     The   net   asset   value   of  the   Fund   changes   daily  based   on  the

performance of the securities in which it  invests. The portfolio  manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which  the  Fund  invests  may  prove  to  be  incorrect  and  there  is  no  guarantee  that  the portfolio  manager’s judgment  will produce the desired results.

New  Sub-Advisor  Risk.  The  Sub-Advisor  has  limited  experience  managing  a  mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not  apply  to  the  advisor’s  management  of  other  types  of  individual  and  institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund  from  which  to  judge  the  Sub-Advisor  and  the  Sub-Adviser  may  not  achieve  the intended result  in managing the Fund.

Non-diversification  Risk.  The  Fund  is  non-diversified.  This  means  that  it  may  invest  a larger  portion  of  its  assets  in  a  limited  number  of  companies  than  a  diversified  fund.

11

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the

Fund’s  portfolio   may  be   more  susceptible  to   any  single  economic,   technological  or

regulatory occurrence than the portfolio  of a diversified  fund.

Options  Risk.   There  are  risks  associated  with  the  sale  and  purchase  of  call  and  put

options.   As  the  seller  (writer)  of  a  covered  call  option,  the  Fund  assumes  the  risk  of  a decline  in  the  market  price  of  the  underlying  security  below  the  purchase  price  of  the underlying security less the premium received, and gives up the opportunity for gain on the

underlying  security above  the  exercise  option  price.   As the  buyer  of a  put  or  call  option,

the  Fund  risks  losing  the  entire  premium  invested  in  the  option  if  the  Fund  does  not

exercise  the  option.   As  a  seller  (writer)  of  a  put  option,  the  Fund  will  lose  money  if  the value of the security falls below the  strike price.

Real  Estate  Risk.   The  Fund  is  subject  to  the  risks  of  the  real  estate  market  as  a  whole,

such as taxation, regulations and economic and political factors that  negatively impact the

real estate market  and the direct  ownership of real estate.   These may include decreases in

real estate values, overbuilding, rising operating costs, interest  rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon  the  management  team  and  are  subject  to  heavy  cash  flow  dependency,  defaults  by borrowers and self-liquidation.

Security  Risk.    The  value  of  the  Fund  may  decrease  in  response  to  the  activities  and financial prospects of an individual security in the Fund’s portfolio.  The net asset value of the  Fund  will  fluctuate  based  on  changes  in  the  value  of the  securities  in  which  the  Fund invests. The  Fund  invests in securities that  may be  more volatile and  carry more risk  than some  other  forms  of  investment.  The  price  of  securities  may  rise  or  fall  because  of economic  or  political  changes.  Security  prices  in  general  may  decline  over  short  or  even extended  periods  of  time.  Market  prices  of  securities  in  broad  market  segments  may  be adversely  affected  by  a  prominent  issuer  having  experienced  losses,  lack  of  earnings,

failure to  meet  the  market's expectations with respect to  new products or services, or even by  factors  wholly  unrelated  to  the  value  or  condition  of  the  issuer,  such  as  changes  in interest  rates.

Short  Selling  Risk.  If a security sold short  increases in price, the Fund  may have to cover its  short  position  at  a  higher  price  than  the  short  sale  price,  resulting  in  a  loss.  The  Fund may have  substantial short  positions and  must  borrow those securities to  make delivery to the buyer. The Fund  may not  be able to  borrow a security that  it  needs to  deliver or it  may not be able to close out  a short position at  an acceptable price and  may have to  sell related long  positions  before  it  had  intended  to  do  so.  Thus,  the  Fund  may  not  be  able  to

successfully   implement   its   short   sale   strategy  due   to   limited   availability  of  desired

securities or for other reasons.

The  Fund  also  may  be  required  to  pay  a  commission  and  other  transaction  costs,  which would  increase  the  cost  of  the  security  sold  short.  The  amount  of  any  gain  will  be decreased,  and  the  amount  of  any  loss  increased,  by  the  amount  of  the  commission,

dividends,  interest  or  expenses  the  Fund  may  be  required  to  pay  in  connection  with  the short sale.

12

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of  cash  or  liquid  assets  with  a  broker  or  custodian  to  cover  the  Fund’s  short  position.

Generally,  securities  held  in  a  segregated  account  cannot  be sold  unless they are replaced with  other  liquid  assets.  The  Fund’s  ability  to  access  the  pledged  collateral  may  also  be impaired  in  the  event  the  broker  fails  to  comply  with  the  terms  of  the  contract.  In  such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally,

the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker),  marked-to-market  daily,  to  cover  the  short  sale  obligations.  This  may  limit  the

 Fund’s  investment  flexibility,  as  well  as  its  ability  to  meet  redemption  requests  or  other current obligations.

Because  losses  on  short  sales  arise  from  increases  in  the  value  of the  security  sold  short,

such  losses  are  theoretically  unlimited.  By  contrast,  a  loss  on  a  long  position  arises  from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Small and Mid Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and  mid sized companies, the Fund  may be subject  to additional risks,  including the

risk   that   earnings   and   prospects   of   these   companies   are   more   volatile   than   larger

companies.

Turnover  Risk.   The  Fund  may  have  portfolio  turnover  rates  significantly  in  excess  of

100%  and  may,  at  times,  approach 1,000%.   Increased  portfolio  turnover  causes the  Fund

 to  incur  higher  brokerage  costs,  which  may  adversely  affect  the  Fund’s  performance  and may produce increased taxable distributions.

Underlying  Fund  Risk.     Other  investment  companies  including  mutual funds,  ETFs and  closed-end  funds  (“Underlying  Funds”)  in  which  the  Fund  invests  are  subject  to

investment  advisory and other expenses, which will be indirectly paid by the Fund.   As

a  result,  the  cost  of  investing  in  the  Fund  will  be  higher  than  the  cost  of  investing directly in the Underlying Funds and  may be higher than other mutual funds that  invest directly in stocks and bonds.  Each of the Underlying Funds is subject to its own specific risks,  but  the  sub-adviser  expects  the  principal  investments  risks  of  such  Underlying

Funds will be similar to the risks of investing  in the Fund.  Additional risks of investing in ETFs and  mutual funds are described below:

  •    Closed-End  Fund  Risk.   Closed-end  funds  are  subject  to  investment  advisory  and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may  be  higher  than  other  mutual  funds  that  invest  directly  in  stocks  and  bonds.

Closed-end  funds  are  also  subject  to  management  risk  because  the  adviser  to  the underlying  closed-end  fund  may be unsuccessful  in  meeting  the fund's  investment

objective.   These  funds  may also  trade  at  a  discount  or  premium  to  their  net  asset value and may trade at a larger discount or smaller premium subsequent to purchase

by the  Fund.   Since  closed-end  funds trade on exchanges,  the Fund  will also  incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

   •    ETF   Tracking   Risk:    Investment    in   the   Fund   should   be   made   with   the

understanding  that  the  passive  ETFs  in  which  the Fund  invests  will  not  be  able  to

13

replicate  exactly the  performance of the  indices they track  because the total return

generated   by  the   securities   will   be   reduced   by   transaction   costs   incurred   in

adjusting the actual balance of the securities. In addition, the passive ETFs in which the  Fund  invests  will  incur  expenses  not  incurred  by  their  applicable  indices.

Certain  securities  comprising  the  indices  tracked  by  the  passive  ETFs  may,  from time  to  time,  temporarily  be  unavailable,  which  may  further  impede  the  passive

ETFs' ability to track their applicable indices.

 •    Inverse  Correlation  Risk:   Underlying  Funds  that  are  inverse  funds  should  lose value as the index or security tracked by such fund’s benchmark increases in value;

a result that is the opposite from traditional mutual funds.  Successful use of inverse

funds  requires  that  the  adviser  correctly predict  short  term  market  movements.   If

the   Fund   invests   in   an   inverse   fund   and   markets   rise,   the   Fund   could   lose

money.   Inverse  funds  may  also  employ  leverage  such  that  their  returns  are  more than one times that of their benchmark.

 •    Management Risk:  When the Fund  invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

 •    Mutual  Fund  Risk.    Mutual  funds  are  subject  to  investment  advisory  and  other

expenses,  which  will  be  indirectly  paid  by  the  Fund.    As  a  result,  your  cost  of

investing will be higher than the cost of investing directly in a mutual fund and may

be  higher than other  mutual funds that  invest  directly in stocks and bonds.   Mutual

funds  are  also  subject  management  risk  because  the  adviser  to  the  underlying mutual  fund  may  be  unsuccessful  in  meeting  the  fund's  investment  objective  and

may   temporarily   pursue   strategies   which   are   inconsistent   with   the   Fund's

investment  objective.

 •    Net  Asset  Value  and  Market  Price  Risk:   The  market  value  of  ETF  shares  may

differ from their net asset value. This difference in price may be due to the fact that the  supply  and  demand  in  the  market  for  fund  shares  at  any  point  in  time  is  not always  identical to  the  supply and  demand  in the market  for the underlying  basket of securities.  Accordingly,  there  may  be  times  when  shares  trade  at  a  premium or discount to net  asset  value.

 •    Strategies  Risk:   Each  Underlying  Fund  is  subject  to  specific  risks,  depending  on the  nature  of  the  fund.  These  risks  could  include  liquidity  risk,  sector  risk,  and foreign  currency risk,  as  well  as  risks  associated  with  fixed  income  securities  and commodities.

Portfolio Holdings Disclosure Policies

A  description  of  the  Fund’s  policies  regarding  disclosure  of  the  securities  in  the  Fund’s portfolio  is found  in the SAI.

14

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.   This includes any day that  the Fund  is open for

business,  other  than  weekends  and  days  on  which  the  New  York  Stock  Exchange  ("NYSE")  is

closed,   including   the   following   holidays:     New   Year's   Day,   Martin  Luther   King,   Jr.   Day,

Presidents'  Day,  Good  Friday,  Memorial Day,  Independence  Day,  Labor  Day,  Thanksgiving  and

Christmas Day.

The Fund calculates its net asset value ("NAV") per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time

("ET").  The Fund's NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All  shares  will  be  purchased  at  the  NAV  per  share  (plus  applicable  sales  charges,  if  any)

next  determined  after  the  Fund  receives  your  application  or  request  in  good  order.   All  requests

received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same

day.   Requests received after 4:00 p.m. will  be processed on the next  business day.

Good Order:      When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

 •     the name of the Fund and share class

 •     the dollar amount of shares to be purchased

 •     a completed purchase application or investment stub

 •     check payable to the Fund

Multiple Classes

The  Fund  offers  Class  A,  Class  C  and  Class  I  shares.  Each  class  of shares  has  a  different distribution arrangement  and expenses to  provide for different  investment  needs. This allows you to  choose  the  class  of  shares  most  suitable  for  you  depending  on  the  amount  and  length  of investment  and  other  relevant  factors.  Sales  personnel  may  receive  different  compensation  for selling  each  class  of  shares.  Each  class  of  shares  represents  an  interest  in  the  same  portfolio  of investments in the Fund.  Not  all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front

sales charge.   You  may qualify  for  a  reduced  sales  charge,  or the sales charge  may  be waived,  as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee which is lower than the 12b-1  fee  for the Class C shares.

The up-front  Class A sales charge and the commissions paid to dealers are as follows:

Amount  of Purchase

Sales Charge as      Sales Charge

Authorized Dealer

% of Public

as % of Net

Commission as % of

15

Offering Price

Amount

Public Offering

Invested

Price

Less than $50,000

5.75%

6.10%

5.00%

$50,000 but less than $100,000

4.75%

4.99%

4.00%

$100,000 but less than

4.00%

4.17%

3.25%

$250,000

$250,000 but less than

3.00%

3.09%

2.50%

$500,000

$500,000 but less than

2.50%

2.56%

2.00%

$1,000,000

$1,000,000 and above (1)

0.00%

0.00%

0.00%

(1)  In  the case of investments at or  above the $1 million  breakpoint  (where you  do not  pay an  initial  sales  charge), a

1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

If  you  invest  $1  million  or  more  either  as  a  lump  sum  or  through  rights  of  accumulation quantity discount  or  letter of  intent  programs,  you  can  buy  shares  without  an  initial sales  charge.

The  Advisor  shall  reimburse  the  Fund  in  connection  with  commissions  retained  by  authorized broker-dealers on purchases of Class A shares over $1 million.

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class

A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to  shareholders with investments of $50,000 or more.

In addition,  you may qualify for reduced sales charges under the following circumstances.

Letter  of  Intent:   An  investor  may  qualify  for  a  reduced  sales  charge  immediately  by stating  his  or  her  intention  to  invest  in  one  or  more  of  the  funds  in  the  Catalyst  Funds  family,

during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent,  which may be signed at  any time within 90 days after the first  investment  to  be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for  the  lower  sales  charge  by  the  end  of  the  13-month  period  (or  when  you  sell  your  shares,  if earlier),  the  additional  shares  that  were  purchased  due  to  the  reduced  sales  charge  credit  the investor received will be  liquidated to pay the additional sales charge owed.

Rights of Accumulation:   You may add the current  value of all of your existing shares in

Catalyst  Funds  to  determine  the  front-end  sales  charge  to  be  applied  to  your  current  Class  A

purchase.   Only  balances  currently  held  entirely  at   the  Catalyst  Funds  or,  if  held  in  an  account

through  a  financial  services  firm,  at  the  same  firm  through  whom  you  are  making  your  current purchase,  will  be  eligible  to  be  added  to  your  current  purchase  for  purposes  of determining  your

Class  A  sales  charge.   You  may  include  the  value  of  Catalyst  Funds’  investments  held  by  the members  of  your  immediate  family,  including  the  value  of  Catalyst  Funds’  investments  held  by you  or  them  in  individual  retirement  plans,  such  as  individual  retirement  accounts,  or  IRAs,

provided  such  balances  are  also  currently  held  entirely  at  the  Catalyst  Funds  or,  if  held  in  an

16

account  through  a  financial  services  firm,  at  the  same  financial  services  firm  through  whom  you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals  the  cumulative  cost  of  the  shares  purchased  (not  including  reinvested  dividends)  or  the

current  account  market  value;  whichever  is  greater.   The  current  market  value  of  the  shares  is

determined by multiplying the number of shares by the previous day’s NAV.   If you believe there

are  cumulative  quantity discount  eligible shares that  can be combined  with  your  current  purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to  your current  purchase broker-dealer.

Investments  of  $1  Million  or  More:  With  respect  to  Class  A  shares,  if  you  invest  $1 million or  more,  either  as a  lump  sum or through our rights of accumulation quantity discount  or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may  be  subject  to  a  1.00%  CDSC on  shares  redeemed  within  18  months  of  purchase  (excluding

shares  purchased  with  reinvested  dividends  and/or  distributions).    The  CDSC  for  the  Class  A

shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day  you  buy  your  shares.  Your  shares  will  age  one  month  on  that  same  date the  next  month  and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible,  each time  you  place  a  request  to  sell shares we will first  sell any shares  in  your  account that  are not  subject  to  a  CDSC. If there are not  enough of these to  meet  your  request, we will sell the shares in the order they were purchased.

Class  A  Sales  Charge  Waivers:  The Fund  may sell Class A shares at  NAV  (i.e.  without the  investor  paying  any  initial  sales  charge)  to  certain  categories  of  investors,  including:  (1)

investment  advisory  clients  or  investors  referred  by  the  Fund’s  Advisor  or  its  affiliates  or  the

Fund’s  Sub-Advisor  or  its  affiliates;  (2)  officers  and  present  or  former  Trustees  of  the  Trust;

directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant  (collectively  "relatives")  of any  such  person;  any  trust,  individual retirement  account or retirement  plan account  for the  benefit  of any such person or relative; or the estate of any such person  or  relative;  if  such  shares  are  purchased  for  investment  purposes  (such  shares  may  not  be resold  except  to  the  Fund);  (3)  officers  and  present  or  former  directors  of  the  Fund’s  Advisor,

Sub-Advisor  or  any  of  their  affiliates,  and  the  relatives  of  any  such  person  as  well  as  certain

employee  benefit  plans  for  employees  of  the  Fund’s   Advisor,  Sub-Advisor  or  any  of  their

affiliates;  (4)  employer  sponsored  qualified  pension  or  profit-sharing  plans  (including  Section

401(k)  plans),  custodial accounts  maintained  pursuant  to  Section  403(b)(7)  retirement  plans,  and individual  retirement  accounts  (including  individual  retirement  accounts  to  which  simplified employee  pension  ("SEP")  contributions  are  made),  if  such  plans  or  accounts  are  established  or

administered   under   programs   sponsored   by  administrators  or  other   persons   that   have   been

approved by the Advisors; (5) fee-based financial planners and registered investment advisors who

are  purchasing  on  behalf  of  their   clients;  (6)  broker-dealers  who   have  entered  into  selling

agreements   with   the   Fund’s   distributor   for   their   own   accounts;   and   (7)   participants   in

no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please  refer  to  the  Statement  of Additional Information  for  detailed  program descriptions

and  eligibility requirements.   Additional information is available  by calling  866-447-4228.   Your

financial advisor can also help you prepare any necessary application forms.  You or your financial

17

advisor  must  notify  the  Fund  at  the  time  of  each  purchase  if  you  are  eligible  for  any  of  these

programs.   The  Fund  may  modify or  discontinue  these  programs  at  any time.   Information  about

Class    A    sales    charges    and    breakpoints    is    available    on    the    Fund’s    website    at

www.catalystmutualfunds.com.

Class C Shares

You  can buy  class C shares at  NAV.   Class C  shares are subject  to  a 12b-1  fee of 1.00%,

payable  to  the  Advisor  or  selected  dealers.  Because  Class  C  shares  pay  a  higher  12b-1  fee  than

Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You  can buy  Class I  shares at  NAV.  Sales of Class I  shares are  not  subject  to  a front-end sales charge or an annual 12b-1  fee.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage

firm  or  other  financial  institution  that  has  agreed  to  sell  Fund  shares.    If  you  purchase  shares

through  a  brokerage  firm  or  other  financial  institution,  you  may  be  charged  a  fee  by  the  firm  or institution.

If   you   are   investing   directly   in   the   Fund   for   the   first   time,   please   call   toll-free

1-866-447-4228  to  request  a  Shareholder  Account  Application.   You  will  need  to  establish  an

account  before  investing.   Be  sure  to  sign  up  for  all  the  account  options  that  you  plan  to  take

advantage  of.   For  example,  if  you  would  like to  be able to  redeem you  shares by telephone,  you should select this option on your Shareholder Account Application.  Doing so when you open your account  means that  you will not  need to complete additional paperwork later.

If  you  are  purchasing  through  the  Fund’s  transfer  agent,  send  the  completed  Shareholder

Account  Application and a check payable to the Fund to the following address:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright  Street, Suite 2

Omaha NE 68130

All purchases must  be  made  in U.S. dollars and checks must  be drawn on U.S. banks.   No

cash,  credit  cards or  third  party checks  will  be  accepted.   A  $20  fee  will  be  charged  against  your

account  for  any  payment  check  returned  to  the  transfer  agent  or  for  any  incomplete  electronic funds transfer, or for insufficient  funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day

of purchase, the Fund reserves the right  to  cancel the purchase.   If your purchase is canceled,  you

will be responsible for any losses or fees imposed by your bank and losses that may be incurred as

a  result  of  a  decline  in  the  value  of  the  canceled  purchase.   The  Fund  (or  Fund  agent)  has  the

authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.

18

Any profit  on  such  cancellation  will accrue to  the Fund.   Your  investment  in  the  Fund  should  be

intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with

a  means of speculating  on the  short-term fluctuations  in the stock market.   The Fund  reserves the

right to reject  any purchase request  that it regards as disruptive to the efficient  management of the

Fund,  which  includes  investors  with  a  history  of  excessive  trading.   The  Fund  also  reserves  the

right to stop offering shares at  any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-447-4228 to obtain  instructions  on  how  to  set  up  your  account  and  to  obtain  an  account  number  and  wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent

are  open  for  business.   A  wire  purchase  will  not  be  considered  made  until  the  wired  money  and

purchase  order are  received  by the  Fund.   Any delays that  may occur  in wiring  money,  including

delays  that  may  occur  in  processing  by  the  banks,  are  not  the  responsibility  of  the  Fund  or  the

transfer  agent.   The  Fund  presently  does  not  charge  a  fee  for  the  receipt  of  wired  funds,  but  the

Fund  may charge shareholders for this service in the future.

To  help  the  government  fight  the  funding  of  terrorism  and  money  laundering  activities,

federal  law  requires  all  financial  institutions  to  obtain,   verify,   and  record   information  that

identifies each person who opens an account.  This means that when you open an account, we will ask  for your name, address, date of birth, and other information  that  will allow us to  identify you.

We may also ask for other identifying documents or information, and may take additional steps to

verify  your  identity.   We  may not  be  able to  open your  account  or  complete a transaction  for  you until we are able to  verify your  identity.

Minimum Purchase Amount

The  minimum  initial  investment  in  all  share  classes  of  the  Fund  is  $2,500  for  a  regular

account,  $2,500  for  an  IRA  account,  or  $100  for  an  automatic  investment  plan  account.    The

minimum  subsequent  investment  in  all  share  classes  of  the  Fund  is  $50.   The  Fund  reserves  the

right  to  change  the  amount  of these  minimums  from time to time or to  waive them in whole  or in

part  for certain accounts.   Investment  minimums may be higher or lower for  investors purchasing

shares  through  a  brokerage  firm  or  other  financial  institution.    To  the  extent  investments  of

individual investors are aggregated into an omnibus account established by an investment advisor,

broker  or  other  intermediary,  the  account  minimums  apply  to  the  omnibus  account,  not  to  the account of the  individual investor.

Automatic Investment Plan

You  may  open  an  automatic  investment  plan  account  with  a  $100  initial  purchase  and  a

$100  monthly  investment.   If  you  have  an  existing  account  that  does  not  include  the  automatic investment  plan,  you  can  contact  the  Fund’s  transfer  agent  to  establish  an  automatic  investment

plan.    The  automatic  investment  plan  provides  a  convenient  method  to  have  monies  deducted

directly  from  your  bank  account  for  investment  in  the  Fund.   You  may  authorize  the  automatic

withdrawal of funds from your bank account for a minimum amount of $100.  The Fund may alter,

modify or terminate this plan at  any time.   To begin participating  in this plan, please complete the

19

Automatic   Investment   Plan   Section   found   on   the   application   or   contact   the   Fund   at

1-866-447-4228.

Additional Investments

The  minimum  subsequent  investment  in  the  Fund  is  $50.   You  may  purchase  additional

shares  of the  Fund  by  check  or  wire.  Your  bank  wire  should  be  sent  as outlined  above.  You  also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic  investment  option in the account  application and provide the

necessary  information  about  the  bank  account  from  which  your  investments  will  be  made.   You

may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright  Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  If your wire

does  not  clear,  you  will  be  responsible  for  any  loss  incurred  by  the  Fund.   If  you  are  already  a

shareholder,  the  Fund  can  redeem  shares  from  any  identically  registered  account  in  the  Fund  as

reimbursement  for  any  loss  incurred.   You  may  be  prohibited  or  restricted  from  making  future purchases in the Fund.

The  Fund  has authorized  certain  broker-dealers and  other  financial institutions (including

their  designated  intermediaries)  to  accept  on  its  behalf  purchase  and  sell  orders.   The  Fund  is

deemed to  have received an order when the authorized person or designee receives the order, and

the  order  is  processed  at  the  NAV  next  calculated  thereafter.    It  is  the  responsibility  of  the

broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The  Fund  discourages  market  timing.  Market  timing  is  an  investment  strategy  using frequent  purchases,  redemptions and/or  exchanges  in an attempt  to  profit  from short  term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity

securities   or   derivative   investments,   because   these   securities   are   often   infrequently  traded,

investors  may  seek  to  trade  Fund  shares  in  an  effort  to  benefit  from  their  understanding  of  the value of these securities (referred to as price arbitrage). Market timing may result  in dilution of the value  of Fund  shares  held  by  long  term shareholders,  disrupt  portfolio  management  and  increase

Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to  reject  any  purchase  order  with  respect  to  one  investor,  a  related  group  of  investors  or  their agent(s), where it detects a pattern of purchases and sales of the Fund that  indicates market timing

or  trading  that  it  determines  is  abusive.   The  Fund  may  reject  purchase  orders  or  temporarily  or permanently  revoke  exchange  privileges  if  the  Fund  reasonably  believes  that  an  investor  is

engaged in market timing activities.   Additionally, to prevent disruption in the management of the

20

Fund, excessive exchange activity is limited.   An investor’s exchange privilege will be revoked  if

the  exchange  activity  is  considered  excessive.    The  Fund  may  accept  exchanges  that  would

otherwise be considered excessive if it believes that granting such exceptions is in the best interest

of the Fund  and  is not  part of a  market  timing  strategy.   This policy applies uniformly to  all Fund

shareholders.  While the Fund attempts to deter market timing, there is no assurance that it  will be

able  to  identify  and  eliminate  all  market  timers.   For  example,  certain  accounts  called  “omnibus

accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of  Fund  shares  are  netted  against  one  another  and  the  identities  of  individual  purchasers  and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it  more difficult  for the Fund to  detect  market timing, and there can be no  assurance that the Fund will be able to do  so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day.   Redemption orders received  in proper

order  by  the  Fund’s  transfer  agent  or  by  a  brokerage  firm  or  other  financial  institution  that  sells

Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m.

ET) will be effective at that day's NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the  Fund  may be  redeemed  by mail or telephone.   You may receive redemption

payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By  Mail.   You  may  redeem  any  part  of  your  account  in  the  Fund  at  no  charge  by  mail.

Your request, in proper form, should  be addressed to:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright  Street, Suite 2

Omaha NE 68130

“Proper form”  means your  request for redemption must:

 •    Include the Fund name and account number;

 •    Include the account name(s) and address;

 •    State the dollar amount or number of shares you wish to redeem; and

 •    Be  signed  by  all  registered  share  owner(s)  in  the  exact  name(s)  and  any  special  capacity  in which they are registered.

The  Fund  may  require  that  the  signatures  be  guaranteed  if  you  request  the  redemption check  be  mailed  to  an address other than the address of record, or if the mailing  address has been

changed  within 30  days of the  redemption request.   The Fund  may also  require that  signatures be

guaranteed  for  redemptions  of $100,000  or  more.   Signature  guarantees  are  for  the  protection  of

21

shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not

from  a  notary  public.  For  joint  accounts,  both  signatures  must  be  guaranteed.   Please  call  the

transfer agent at 1-866-447-4228 if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By  Telephone.    You  may  redeem  any  part  of  your  account  in  the  Fund  by  calling  the

transfer  agent  at  1-866-447-4228.   You  must  first  complete  the  Optional Telephone  Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent  and  the  custodian  are  not  liable  for  following  redemption  instructions  communicated  by telephone  to  the  extent  that  they  reasonably  believe  the  telephone  instructions  to  be  genuine.

However,  if they do  not  employ reasonable procedures to  confirm that  telephone  instructions are

genuine,   they  may  be   liable   for   any  losses  due  to  unauthorized  or  fraudulent   instructions.

Procedures  employed  may  include  recording  telephone  instructions  and  requiring  a  form  of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of  extreme  market  activity  it  is  possible  that  shareholders  may  encounter  some  difficulty  in telephoning  the  Fund,  although  neither  the  Fund  nor  the  transfer  agent  have  ever  experienced difficulties  in receiving  and  in a  timely  fashion responding  to  telephone requests  for redemptions

or exchanges.   If you are unable to reach the Fund by telephone, you may request  a redemption or exchange by mail.

Additional Information.  If you are not certain of the requirements for redemption please

call  the  transfer  agent  at  1-866-447-4228.   Redemptions  specifying  a  certain  date  or  share  price

cannot  be  accepted  and  will  be  returned.   You  will  be  mailed  the  proceeds  on or  before the  fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading  is restricted)  for  any reason other than  its customary weekend  or  holiday closing  or under any emergency circumstances, as determined by the Securities and Exchange Commission,

the Fund  may suspend redemptions or postpone payment  dates.

Because the Fund  incurs certain fixed costs in maintaining shareholder accounts, the Fund may require  you to  redeem all of your shares in the Fund on 30 days written notice if the value of your  shares  in the  Fund  is  less than $2,500  due to redemption, or such other  minimum amount  as the Fund may determine from time to time.  You may increase the value of your shares in the Fund

to  the  minimum  amount  within  the  30-day  period.   All  shares  of  the  Fund  are  also  subject  to

involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption  will  create  a  capital  gain  or  a  capital  loss,  which  may  have  tax  consequences  about which you should consult  your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of the Fund only for shares of the same class

of   another   Catalyst   Fund   including   for   shares   of   other   Catalyst   Funds   offered   in   other

prospectuses. For example, you can exchange Class A shares of the Fund for Class A shares of the

Catalyst Insider Buying Fund. Shares of the Fund selected for exchange must be available for sale in  your  state  of residence.  You  must  meet  the  minimum  purchase  requirements  for  the  fund  you

22

purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other  fund, which may result  in a capital gain or loss.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of  the  Fund  into  shares  of  a  different  class  of  the  Fund,  subject  to  satisfying  the  eligibility

requirements  for  investment  in  the  new  share  class.   Shares  may  only  be  converted  into  a  share

class with a  lower expense ratio  than the original share class.

An  investor  may directly or  through  his  or  her  financial  intermediary  contact  the  Fund  to request a voluntary conversion between share classes of the Fund as described above.  You may be required to provide sufficient  information to establish eligibility to convert to the new share class.

All  permissible  conversions  will  be  made  on  the  basis  of  the  relevant  NAVs  of  the  two  classes

without  the  imposition  of  any  sales  load,  redemption  fee  or  other  charge.   A  share  conversion

within the Fund will not result  in a capital gain or loss for federal income tax purposes.  The Fund may change, suspend or terminate this conversion feature at  any time.

DISTRIBUTION PLANS

The  Fund  has  adopted  distribution  and  service  plans  under  Rule  12b-1  of  the  1940  Act

(each, a  “Plan”)  that  allow the  Fund to  pay distribution and/or service fees in connection with the

distribution of its Class A and Class C shares and  for services provided  to  shareholders.   Because

these  fees  are  paid  out  of Fund  assets  on  an ongoing  basis,  over  time  these  fees  will  increase  the cost of your investment  and  may cost you  more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A shares (the “Class A 12b-1 Fee”) for providing ongoing services to  you. The Fund  is currently paying up  to 0.25% of the average daily net  assets  of  its  Class  A  shares.  If  authorized  by  the  Board  of  Trustees  and  upon  notice  to shareholders,  the  Fund  may  increase  the  percentage  paid  under  the  Plan  up  to  the  Class  A  12b-1

Fee  amount.  All  or  a  portion  of  the  distribution  and  services  fees  may  be  paid  to  your  financial advisor for providing ongoing services to  you.

Class C Shares

Under the Fund’s Plan related to the Class C shares, the Fund may pay an annual fee of up to  1.00%  of  the  average  daily  net  assets  of  the  Fund’s  Class  C  shares  for  providing  ongoing services to you. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to  you.

23

VALUING THE FUND’S ASSETS

The  Fund's  assets  are  generally  valued  at  their  market  value.    If  market  prices  are  not

available or, in the  Advisor's opinion,  market  prices do not reflect  fair  value, or if an event  occurs after  the  close  of trading  on the  domestic  or  foreign  exchange  or  market  on  which  the  security  is principally traded  (but  prior  to  the  time  the  NAV  is  calculated)  that  materially  effects  fair  value,

the  Advisor  will  value  the  Fund’s  assets  at  their  fair  value  according  to  policies  approved  by the

Fund’s  Board  of  Trustees.   For  example,  if  trading  in  a  portfolio  security  is  halted  and  does  not resume  before  the  Fund  calculates  its NAV,  the Advisor  may need  to  price the security using  the

Fund's  fair  value  pricing  guidelines.  Without  a  fair  value  price,  short  term  traders  could  take

advantage  of  the  arbitrage  opportunity  and  dilute  the  NAV  of  long  term  investors.   Securities

trading  on  overseas  markets  present  time  zone  arbitrage  opportunities  when  events  affecting portfolio  security values occur after the close of the overseas  market,  bur  prior to the close of the

U.S.  market.  Fair  valuation  of  the  Fund's  securities  can  serve  to  reduce  arbitrage  opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The Fund may use pricing services to determine market value.  The NAV for the Fund investing in other investment companies is calculated based upon  the  NAV  of  the  underlying  investment  companies  in  its  portfolio,  and  the  prospectuses  of those  companies  explain  the  circumstances  under  which  they  will  use  fair  value  pricing  and  the effects of using  fair  value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net  investment  income in the form of

dividends  and  taxable  capital  gains  to  its  shareholders.    These  distributions  are  automatically

reinvested  in  the  applicable  Fund  unless  you  request  cash  distributions  on  your  application  or

through a written request to the  Fund.   The Fund  expects that  its distributions will consist  of both

capital  gains  and  dividend  income.   The  Fund  may  make  distributions  of  its  net  realized  capital gains (after any reductions for  capital loss carry forwards) annually.

Taxes

In  general,  selling  shares  of  the  Fund  and  receiving  distributions  (whether  reinvested  or

taken  in  cash)  are  taxable  events.   Depending  on  the  purchase  price  and  the  sale  price,  you  may

have  a  gain  or  a  loss  on any  shares sold.   Any tax  liabilities generated  by  your  transactions or  by

receiving  distributions  are  your  responsibility.    You  may  want  to  avoid  making  a  substantial

investment   when  the   Fund   is   about  to   make   a  taxable   distribution  because   you   would   be

responsible  for  any taxes on the  distribution regardless of how  long  you  have owned  your  shares.

The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to  you a  statement  setting  forth the federal income tax

information  for  all  distributions  made  during  the  previous  year.    If  you  do  not  provide  your

taxpayer  identification number, your account will be subject  to backup withholding.

24

The  tax  considerations  described  in  this  section  do  not  apply  to  tax-deferred  accounts  or

other  non-taxable  entities.   Because  each  investor’s  tax  circumstances  are  unique,  please  consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

Catalyst  Capital Advisors LLC,  a New  York  limited  liability company located  at  22  High

Street,  Huntington,  NY,  serves  as  Advisor  to  the  Fund.  The  Advisor  was  formed  on  January 24,

2006.  Management of mutual funds, including the Fund, is its primary business.  Under the terms of the  management  agreement,  the  Advisor  is  responsible  for  formulating  the  Fund’s  investment policies,  making ongoing  investment  decisions and  engaging  in portfolio  transactions.

Sub-Advisor

Castle  Financial & Retirement  Planning  Associates Inc., a New  Jersy corporation,  located at  2899  State  Highway  35,  Hazlet,  New  Jersey  07730-1549,  serves  as  Sub-Advisor  to  the  Fund.

The Sub-Advisor was founded in 1992 and, in addition to serving as investment sub-advisor to the

Fund,  provides  investment  advice  to  individuals,  high  net  worth  individuals,  and  pension  and profit  sharing plans. The Sub-Advisor is controlled  by Alphonse Procaccino.

Under  the  supervision  of the  Fund’s  Advisor,   the  Sub-Advisor  is  responsible  for  making

investment   decisions   and   executing   portfolio   transactions   for   the   Fund.   In   addition,   the

Sub-Advisor  is responsible  for  maintaining  certain  transaction and  compliance related  records of the Fund. As compensation for the sub-advisory services it  provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the  management  fees that the Advisor receives from the Fund.

Portfolio Managers

Al   Procaccino,   II   and   Korey   Bauer   are   primarily   responsible   for   the   day-to-day

management  of the Fund’s portfolio. Mr. Procaccino  is the Lead Portfolio  Manager.

Al Procaccino, Portfolio Manager

Mr.   Procaccino   is   a   Certified   Financial   Planner™,   Certified   Fund   Specialist   and

Registered  Investment  Adviser.  Mr.  Procaccino  is  President,  Chief  Executive  Officer  and  Chief

Compliance  Officer  of the  Sub-Advisor  since the firm’s  inception  in 1992  and  has  been active  in the  financial  services  industry  since  1978.  Prior  to  forming  the  Sub-Advisor,  he  directed  the

Retirement Group at Cowen and Company as a Partner of the firm. He was also Vice President and

Branch  Manager  at  Dean  Witter  Reynolds,  Inc.,  and  the  Retirement  Group  Strategist  and  Senior

Vice   President   at   Oppenheimer   &   Company.   Mr.   Procaccino   has   a   Masters   of   Business

Administration in Finance and  is a graduate of the College for Financial Planning.

Korey Bauer, Portfolio Manager

Mr.  Bauer  has been Vice  President,  Analyst  and  Market  Technician of the Sub-Advisor

since 2011. Mr. Bauer was an intern with the Sub-Advisor from 2008 to 2011 while was attending college. He is developer of the Sub-Advisor’s proprietary models. Mr. Bauer has been performing

25

extensive   research   on   the   financial   markets   since   2006   and   is   a   published   author   on

SeeItMarket.com. Mr. Bauer is a graduate of Marist  College with a degree in History

The  Statement  of  Additional  Information  provides  additional  information  about  each portfolio  manager’s  compensation,  other  accounts  managed  and  ownership  of  securities  in  the managed  Fund.

Advisory Fees

The Fund is authorized to pay the Advisor an annual fee equal to 1.50% of its average daily

net  assets.    The  advisory  fee  is  paid  monthly.  The  Fund  is  responsible  for  its  own  operating expenses. The Advisor has contractually agreed to waive fees and/or reimburse expenses  but only

to  the   extent   necessary  to   maintain  the   Fund’s   total  annual  operating   expenses   (excluding

[brokerage   costs;  underlying   fund   expenses;  borrowing   costs,   such  as   (a),   interest   and   (b)

dividends  on  securities  sold  short; taxes;  rule  12b-1  fees  and,  extraordinary expenses)]  at  1.70%.

Fee  waivers  and  expense  reimbursements  are  subject  to  possible  recoupment  from  the  Fund  in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed)  if such recoupment  can be achieved within the Fund’s expense limits.

The  Advisor  (not  the  Fund)  may  pay  certain  financial  institutions  (which  may  include banks, brokers, securities dealers and other  industry professionals)  a fee for providing  distribution related  services  for the  Fund’s  shareholders to  the extent  these  institutions  are  allowed to  do  so  by

applicable  statute,  rule  or  regulation.   A  discussion  regarding  the  basis  of  the  Board  of  Trustees’

approval  of  the  management  agreement  with  the  Advisor  and  sub-advisory  agreement  with  the

Sub-Advisor  will  be  available  in  the  Fund’s  annual  report  to  shareholders  for  the  period  ending

June 30, 2014.

26

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Rev. June 2011

FACTS      WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR

PERSONAL INFORMATION?

Financial companies choose how they share your  personal information.  Federal law gives

Why?

consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your  personal information.  Please read this notice carefully to understand what we do.

The types of personal information we collect and share depends on the product or service that you

What?

have with us. This information  can include:

 •      Social Security number and wire transfer  instructions

 •      account transactions and transaction history

 •      investment experience and purchase history

When  you are no longer our customer, we continue to share your  information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday

How?

business.  In the section below, we list the reasons financial companies can share their customers’

personal information; the reasons Mutual Fund Series Trust chooses to share; and whether  you can limit this sharing.

Reasons we can share your

Does Mutual Fund Series

personal information:

Trust share information?     Can you limit this sharing?

For our everyday business purposes

- such as to process your  transactions,

maintain your account(s), respond to

YES

NO

court orders and legal investigations,

or report to credit bureaus.

For our marketing purposes  - to

offer our products and services to you.

NO

We don’t share

For joint  marketing with other

financial companies.

NO

We don’t share

For our affiliates’ everyday business

purposes - information about your

NO

We don’t share

transactions and records.

For our affiliates’ everyday business

purposes - information about your

NO

We don’t share

credit worthiness.

For our affiliates to  market to you

NO

We don’t share

For non-affiliates to  market to you

NO

We don’t share

QUESTIONS?      Call 1-866-447-4228

27

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

What we do:

To protect your personal information from unauthorized access

How does Mutual Fund Series Trust     and use, we use security measures that comply with federal law.

protect  my personal information?

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

We collect  your personal information, for example,  when you

How does Mutual Fund Series Trust

collect  my personal information?

 •  open an account or deposit  money

 •  direct us to buy securities  or direct us to sell your securities

 •  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives  you the right to limit only:

Why can’t I limit all sharing?

 •  sharing for affiliates’  everyday business purposes  –

information about your creditworthiness.

 •  affiliates from using your information to market to you.

 •  sharing for nonaffiliates to market to you.

State laws and individual companies  may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control.  They can

be financial and non-financial companies.

 •  Mutual Fund Series Trust has no affiliates.

Non-affiliates

Companies  not related by common ownership or control.  They can be financial and non-financial companies.

 •  Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.

Joint  marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

 •  Mutual Fund Series Trust doesn’t  jointly market.

28

FOR MORE INFORMATION

Several   additional   sources   of   information   are   available   to   you.     The   Statement   of

Additional Information (“SAI”),  incorporated  into  this Prospectus by reference,  contains detailed information  on  Fund  policies  and  operations,  including  policies  and  procedures  relating  to  the

disclosure  of portfolio  holdings by the  Fund’s affiliates.   Annual and  semi-annual reports contain

management’s   discussion   of   market   conditions   and   investment   strategies   that   significantly

affected  the  Fund’s  performance  results  as  of the  Fund’s  latest  semi-annual or  annual  fiscal  year end.

Call  the  Fund  at  1-866-447-4228  to  request  free  copies  of the  SAI,  the  annual  report  and the  semi-annual  report,  to  request  other  information  about  the  Fund  and  to  make  shareholder

inquiries.    You    may    also    obtain    this    information    from    the    Fund’s    internet    site    at

www.catalystmutualfunds.com.

You  may  review  and  copy  information  about  the  Fund  (including  the  SAI  and  other reports)  at  the  Securities  and  Exchange  Commission  (the  “SEC”)  Public  Reference  Room  in

Washington, D.C.   Call the SEC at  1-202-551-8090 for room hours and operation.   You also  may

obtain  reports  and  other  information  about  the  Fund  on  the  EDGAR  Database  on  the  SEC’s

Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a

duplicating  fee,  by electronic  request  at the following  e-mail address:   publicinfo@sec.gov, or by

writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872

29

STATEMENT OF ADDITIONAL INFORMATION

March 5, 2014

MUTUAL FUND SERIES TRUST

Catalyst Macro Strategy Fund

Class A:  MCXAX      Class C: MCXCX    Class I: MCXIX

17605 Wright Street

Omaha NE 68130

This Statement of Additional Information  (“SAI”) is not a prospectus. It should be read in  conjunction  with the Prospectus of the Catalyst Macro Strategy Fund (the “Fund”) dated March  5, 2014. The Fund is a separate series of the Mutual  Fund  Series  Trust  (“Trust”),  an  open-end  management  company organized  as  an  Ohio  business  trust.

This  SAI  has  been  incorporated  in  its  entirety into  the  Prospectus.  Copies  of  the  Prospectus  may  be  obtained  at  no charge from the Trust by writing to the above address  or  calling 1-866-447-4228.

APPENDIX B—CATALYST CAPITAL ADVISORS LLC PROXY VOTING POLICIES AND PROCEDURESB-1

THE FUND

The Mutual  Fund  Series  Trust  (formerly known  as  Catalyst  Funds) (the “Trust”),  an  Ohio business  trust, is registered with  the Securities and Exchange Commission  (“SEC”) as an  open-end management investment company

(or  mutual fund). The Trust was  formed  by an  Agreement and  Declaration  of Trust  on  February 27, 2006.  The Trust

Agreement  permits  the Trustees  to issue an  unlimited  number  of shares  of  beneficial  interest  of  separate series  without par value. The Catalyst Macro Strategy Fund (the “Fund”) is a separate non-diversified series of the Trust. There are currently several  other  series  (or  funds)  and  additional  series  may  be  created  by  the  Board  of  Trustees  of  the  Trust

(“Board” or “Trustees”) from time to time.

Catalyst Capital Advisors LLC (“Catalyst” or  the “Advisor”) acts as investment advisor  to the Fund. Castle

Financial   &   Retirement   Planning   Associates   Inc.,   (“Castle   Financial”   or   the   “Sub-Advisor”)   serves   as   the

investment sub-advisor  to the Fund.

The  Trust  does  not  issue  share  certificates.   All  shares  are  held  in  non-certificate  form  registered  on  the

books  of the Trust and the Trust’s  transfer  agent  for  the account  of the shareholder.   Each share of a series represents

an  interest  in  the assets  and  liabilities  belonging  to that  series  and  is  entitled  to  such  dividends  and  distributions  out  of

income  belonging  to  the  respective  class  of  that  series  as  are  declared  by  the  Trustees.    The  shares  do  not  have

cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide  or  combine  the  shares  of  any  series  into  a  greater  or  lesser  number  of  shares  of  that  series  so  long  as  the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation  of a series, the holders of shares of the series being liquidated will be entitled to

receive as a  class a distribution  out  of the assets, net  of the liabilities,  belonging to that series.   Expenses attributable  to

any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which  case the Trustees  may determine to liquidate the series  at  a  time that may not  be  opportune for  shareholders.

Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the

direction  of the Trustees in  such  manner  as the Trustees determine to be fair  and equitable.    No shareholder  is liable to

further calls or to assessment by the Trust without his or her express consent.

The Fund  offers  three classes  of shares:   Class  A,  Class  C  and  Class  I  Shares.   Each  share class  represents  an

interest  in  the same assets  of  the Fund,  has  the same rights  and  is  identical  in  all  material  respects  except  that  (i)  each class  of  shares  may  bear  different  distribution  fees;  (ii)  each  class  of  shares  may  be  subject  to  different  (or  no)  sales charges;  (iii)  certain  other  class  specific  expenses  will  be  borne  solely  by  the  class  to  which  such  expenses  are attributable;  and  (iv)  each  class  has  exclusive  voting  rights  with  respect  to  matters  relating  to  its  own  distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The  following  investment  restrictions  are  fundamental  policies  of  the  Fund  and  cannot  be  changed  unless the  change  is  approved  by  the  lesser  of  (a)  67%  or  more  of  the  shares  present  at  a  meeting  of  shareholders  if  the holders  of  more  than  50%  of  the  outstanding  voting  shares  of  the  Fund  are  present  or  represented  by  proxy  or  (b)

more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund may not:

(a)

borrow money, except as permitted under the 1940 Act, and as interpreted or  modified by regulatory authority having jurisdiction, from time to time;

(b)

issue  senior  securities,  except  as  permitted  under  the  1940  Act,  and  as  interpreted  or modified by regulatory authority having jurisdiction, from time to time;

(c)

engage  in  the  business  of  underwriting  securities  issued  by  others,  except  to  the  extent that the Fund may be deemed to be an underwriter in connection  with the disposition  of portfolio securities;

(d)

purchase or  sell real  estate,  which  does  not  include securities  of companies  which  deal in real  estate  or  mortgages  or  investments  secured  by  real  estate  or  interests  therein,  except  that  the  Fund reserves  freedom  of  action  to  hold  and  to  sell  real  estate  acquired  as  a  result  of  the  Fund's  ownership  of securities;

(e)

purchase   or   sell   physical   commodities   or   forward   contracts   relating   to   physical

commodities;

(f)

make loans  to  other  persons,  except  (i)  loans  of  portfolio securities,  and  (ii)  to the extent that  entry  into  repurchase  agreements  and  the  purchase  of  debt  instruments  or  interests  in  indebtedness  in accordance with the Fund's investment objective and policies may be deemed to be loans.

(g)

invest  25%  or  more  of  its  total  assets  in  a  particular  industry  or  group  of  related  industries other than other investment companies. This limitation is not applicable to investments in  obligations issued or guaranteed  by  the  U.S.  government,  its  agencies  and  instrumentalities  or  repurchase  agreements  with  respect thereto.

OTHER INVESTMENT POLICIES

The  following  investment  policies  are  not  fundamental  and  may  be  changed  by  the  Board  without  the approval of the shareholders of the Fund:

(a)

The  Fund  will  not  invest  more  than  15%  of  its  net  assets  in  securities  for  which  there  are

legal  or  contractual restrictions  on  resale and  other  illiquid  securities.   Rule  144A  securities  with  registration

rights are not considered to be illiquid;

(b)

The  Fund  will  not  purchase  securities  or  evidences  of  interest  thereon  on  “margin.”   This

limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption  of securities,  or  to arrangements  with  respect  to transactions  involving  futures  contracts, and  other permitted investments and techniques;

(c)

The Fund  will  not  mortgage,  pledge,  hypothecate  or  in  any manner  transfer,  as  security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings.  The

Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such  borrowing, and

immediately  after  such  borrowing  the  Fund  shall  maintain  asset  coverage  of  300%  of  all  borrowing.   Margin

deposits,  security  interests,  liens  and  collateral  arrangements  with  respect  to  transactions  involving  options,

futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)

The Fund  will not  purchase any security  while borrowings  (including  reverse repurchase transactions) representing more than  one third of its total assets are outstanding.

Temporary Defensive Positions

From  time  to  time,  the  Fund  may  take  temporary  defensive  positions,  which  are  inconsistent  with  the

Fund's  principal  investment  strategies,  in  attempting  to  respond  to  adverse  market,  economic,  political,  or  other

conditions.   For  example,  the  Fund  may  hold  all  or  a  portion  of  its  assets  in  money  market  instruments,  including cash,  cash  equivalents,  U.S.  government  securities,  other  investment  grade  fixed  income  securities,  certificates  of

deposit,  bankers  acceptances,  commercial  paper,  money  market  funds  and  repurchase  agreements.    If  the  Fund

invests  in  a  money market  fund,  the  shareholders  of  the  Fund  generally  will  be  subject  to  duplicative  management

fees.    Although  the  Fund  would  do  this  only  in  seeking  to  avoid  losses,  the  Fund  will  be  unable  to  pursue  its

investment  objective  during  that  time,  and  it  could  reduce  the  benefit  from  any  upswing  in  the  market.   The  Fund

also may invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The  Fund's  principal  investment  strategies  are  set  forth  under  "Principal  Investment  Strategies"  in  the

Prospectus.   Unless  restricted  by  the  fundamental  policies  of  the  Fund,  the  following  policies  supplement  the investment objective and principal investment strategies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in  common  stocks, which include the common  stock of any class  or series of domestic or  foreign  corporations or any similar  equity interest, such as a trust or  partnership interest. These investments  may  or  may  not  pay  dividends  and  may  or  may  not  carry  voting  rights.  Common  stock  occupies  the most  junior  position  in  a  company’s  capital  structure.  The  Fund  may  also  invest  in  warrants  and  rights  related  to common  stocks.

Investments in Small and Unseasoned Companies.  Unseasoned and small companies may have limited or

unprofitable operating histories,  limited  financial resources, and inexperienced  management.   In  addition, they often

face  competition  from  larger  or  more  established  firms  that  have  greater  resources.    Securities  of  small   and

unseasoned  companies  are  frequently  traded  in  the  over-the-counter  market  or  on  regional  exchanges  where  low

trading volumes may result in  erratic or  abrupt price movements.   To dispose of these securities, the Fund may need

to sell them over  an extended period or  below the original purchase price.   Investments by the Fund in these small or

unseasoned companies may be regarded as speculative.

Securities  of  Other  Investment  Companies.  The  Fund  may  invest  in  securities  issued  by  other  investment companies,  including  securities  of  other  series  of  the Trust. The Fund intends  to limit its  investments  in  accordance with  applicable  law  or  as  permitted  by an  SEC  rule  or  exemptive  order.  Among  other  things,  such  law  would  limit these  investments  so  that,  as  determined  immediately after  a  securities  purchase  is  made  by the  Fund:  (a)  not  more than  5%  of  the  value  of  its  total  assets  will  be  invested  in  the  securities  of  any  one  investment  company  (the  "5%

Limitation");  (b)  not  more than  10%  of  the value  of its  total  assets  will  be invested  in  the aggregate in  securities  of investment  companies  as  a  group  (the  "10%  Limitation");  (c)  not  more  than  3%  of  the  outstanding  voting  stock  of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together  with all other  investment companies that  have  the  same  advisor.  Under  certain  sets  of  conditions,  different  sets  of  restrictions  may  be  applicable.  As  a shareholder  of another  investment company, the Fund would bear, along with  other  shareholders, its pro rata portion of  that  investment  company’s  expenses,  including  advisory  fees.  These  expenses  would  be  in  addition  to  the

advisory  and  other   expenses  that   the  Fund  bears  directly  in   connection  with   its  own   operations.  Investment

companies  in  which  the  Fund  may  invest  may  also  impose  a  sales  or  distribution  charge  in  connection  with  the purchase or  redemption  of their  Shares and  other  types  of  commissions  or  charges.  Such  charges  will  be payable by the Fund and, therefore, will be borne directly by Shareholders.

The  Trust  intends  to  rely  on  Rule  12d1-3,  which  allows  unaffiliated  mutual  funds  to  exceed  the  5%

Limitation  and  the  10%  Limitation,  provided  the  aggregate  sales  loads  any  investor  pays  (i.e.,  the  combined distribution  expenses  of  both  the  acquiring  fund  and  the  acquired  funds)  does  not  exceed  the  limits  on  sales  loads established by the Financial Industry Regulatory Authority (“FINRA”) for  funds of  funds.

Exchange  Traded  Funds.   The Fund  may invest  in  a range of  exchange-traded funds ("ETFs").   An  ETF  is

an  investment  company  that  offers  investors  a  proportionate  share  in  a  portfolio  of  stocks,  bonds,  commodities,

currencies  or  other  securities.  Like  individual  equity  securities,  ETFs  are  traded  on  a  stock  exchange  and  can  be

bought  and  sold  throughout  the  day.   Traditional  ETFs  attempt  to  achieve  the  same  investment  return  as  that  of  a particular  market  index,  such  as  the Standard  & Poor's  500  Index.  To mirror  the performance of a  market  index, an

ETF  invests  either  in  all  of  the  securities  in  the  index  or  a  representative  sample  of  securities  in  the  index.  Some

ETFs  also  invest  in  futures  contracts  or  other  derivative  instruments  to  track  their  benchmark  index.  Unlike traditional indexes, which  generally weight their holdings based on  relative size (market capitalization), enhanced or fundamentally weighted  indexes  use  weighting  structures  that  include other  criteria  such  as  earnings,  sales,  growth,

liquidity, book value or  dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes.  Investments  in  ETFs  are  considered  to  be  investment  companies,  see  "Securities  of  Other  Investment

Companies" above.

When  the Fund  invests  in  ETFs,  it  is  subject  to the specific  risks  of the underlying  investment  of  the ETF.

These  risks  could  include  those  associated  with  small  companies,  illiquidity risk,  sector  risk,  foreign  and  emerging market  risk,  short  selling,  leverage  as  well  as  risks  associated  with  fixed  income  securities,  real  estate  investments,

and  commodities.    ETFs  in  which  the  Fund  invests  will  not  be  able  to  replicate  exactly  the  performance  of  the indices  or  sector  they track  because  the  total  return  generated  by the  securities  will  be  reduced  by  transaction  costs incurred  in  adjusting  the actual  balance of  the securities.  In  addition,  the ETFs  in  which  the Fund  invests  will  incur expenses  not  incurred  by  their  applicable  indices.  Certain  securities  comprising  the  indices  tracked  by  the  ETFs may,  from  time  to  time,  temporarily  be  unavailable,  which  may  further  impede  the  ETFs'  ability  to  track  their applicable indices.

When  the Fund invests in sector  ETFs, there is a risk that securities within the same group of industries will

decline  in  price  due  to  sector-specific  market  or  economic  developments.   If  the  Fund  invests  more  heavily  in  a

particular  sector,  the  value  of  its  shares  may  be  especially  sensitive  to  factors  and  economic  risks  that  specifically

affect that sector.   As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual

fund that invests in a broader range of industries.   Additionally, some sectors could be subject to greater government

regulation  than  other  sectors.   Therefore,  changes  in  regulatory policies  for  those sectors  may have a  material  effect on  the value of securities issued by companies in  those sectors.  The sectors in  which  the Fund may be more heavily invested will vary.

To  offset  the  risk  of  declining  security  prices,  the  Fund  may  invest  in  inverse  ETFs.   Inverse  ETFs  are

funds  designed  to rise  in  price  when  stock  prices  are  falling.    Inverse ETF  index  funds  seek  to  provide  investment

results  that  will  match  a  certain  percentage  of  the  inverse  of  the  performance  of  a  specific  benchmark  on  a  daily

basis.   For  example,  if  an  inverse  ETFs  current  benchmark  is  the  inverse  of  the  Russell  2000  Index  and  the  ETF meets  its  objective,  the  value  of  the  ETF  will  tend  to  increase  on  a  daily  basis  when  the  value  of  the  underlying index  decreases  (e.g.,  if  the  Russell  2000  Index  goes  down  5%  then  the  inverse  ETF’s  value  should  go  up  5%).

Under  the  1940  Act,  the  Fund  may  not  acquire  shares  of  another  investment  company  (ETFs  or  other  investment companies)  if,  immediately after  such  acquisition,  the  Fund  and  its  affiliated  persons  would  hold  more  than  3%  of the ETF’s  or  investment  company’s  total  outstanding  stock  (the “3%  Limitation”). Accordingly,  the Fund is  subject to  the  3%  Limitation  unless:  (i)  the  ETF  or  the  Fund  has  received  an  order  for  exemptive  relief  from  the  3%

Limitation  from  the  SEC  that  is  applicable  to  the  Fund;  and  (ii)  the  ETF  and  the  Fund  take  appropriate  steps  to comply  with  any  conditions  in  such  order.  The  SEC  has  issued  such  an  exemptive  order  to  iShares  Trust  and

iShares,  Inc.  which  permits  investment  companies  to  invest  in  the  various  series  of  the  iShares  Trust  and  iShares,

Inc.  (“iShares  Funds”)  beyond  the  3%  Limitation,  subject  to  certain  terms  and  conditions,  including  that  such investment  companies  enter  into  an  agreement  with  the  iShares  Funds.  The  Fund  may  seek  to  qualify  to  invest  in

iShares Funds in excess of the 3% Limitation.

To  the  extent  the  3%  Limitation  applies  to  certain  ETFs,  that  limitation  may  prevent  the  Fund  from allocating  its  investments  in  the  manner  that  the  Fund’s  advisor,  considers  optimal,  or  cause  the  Fund  to  select  a similar  index  or  sector-based  mutual  fund  or  other  investment  company  (“Other  Investment  Companies”),  or  a similar  basket of stocks  (a group of securities  related by index  or  sector  that are pre-selected  by, and made available through,  certain  brokers  at  a  discounted  brokerage  rate)  (“Stock  Baskets”)  as  an  alternative.  The  Fund  may  also invest  in  Other  Investment  Companies  or  Stock  Baskets  when  the  Advisor  believes  they  represent  more  attractive opportunities than  similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same

3% Limitation described above.

ETFs  or  Inverse  ETFs  may  employ  leverage,  which  magnifies  the  changes  in  the  underlying  stock  index

upon  which they are based.   Any strategy that includes inverse or  leveraged securities could cause the Fund to suffer significant losses.

Closed-End  Investment  Companies.    The  Fund  may  invest  in  “closed-end”  investment  companies  (or

“closed-end funds”), subject to the investment restrictions set forth  below.   The Fund, together  with  any company or

companies  controlled  by  the  Fund,  and  any  other  investment  companies  having  a  sub-adviser  as  an  investment

adviser,  may purchase  only up  to  10%  of  the  total  outstanding  voting  stock  of  any closed-end  fund.   Typically,  the

common  shares  of  closed-end  funds  are  offered  to  the  public  in  a  one-time  initial  public  offering  by  a  group  of underwriters  who  retain  a  spread  or  underwriting  commission.  Such  securities  are  then  listed  for  trading  on  a national  securities  exchange  or  in  the  over-the-counter  markets.  Because  the  common  shares  of  closed-end  funds cannot  be  redeemed  upon  demand  to  the  issuer  like  the  shares  of  an  open-end  investment  company  (such  as  the

Fund),  investors  seek  to  buy  and  sell  common  shares  of  closed-end  funds  in  the  secondary  market.   The  common

shares  of  closed-end  funds  may  trade  at  a  price  per  share  which  is  more  or  less  than  the  NAV  per  share,  the difference representing the “market premium” and the “market discount” of such common  shares, respectively.

There  can  be  no  assurance  that  a  market  discount  on  common  shares  of  any  closed-end  fund  will  ever

decrease.    In  fact,  it  is  possible  that  this  market  discount  may  increase  and  the  Fund  may  suffer  realized  or unrealized capital losses due to further  decline in the market price of the securities of such  closed-end funds, thereby

adversely affecting  the  NAV  of  the  fund’s  shares.   Similarly,  there  can  be  no  assurance  that  the  common  shares  of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent  to  a  purchase  of  such  shares  by  the  Fund.  The  Fund  may  also  invest  in  preferred  shares  of  closed-end funds.

An  investor  in  the  Fund  should  recognize  that  he  may  invest  directly  in  closed-end  funds  and  that  by investing  in  closed-end  funds  indirectly  through  the  Fund  he  will  bear  not  only  his  proportionate  share  of  the

expenses   of  the   Fund   (including   operating   costs   and   investment   advisory  and  administrative   fees)   but   also,

indirectly,  similar  fees  of  the  underlying  closed-end  funds.    An  investor  may  incur  increased  tax  liabilities  by

investing in the Fund rather than directly in the underlying funds.

Business  Development  Companies  (BDCs)  and  Special  Purpose  Acquisition  Companies  (SPACs).  The

Fund  may invest  in  BDCs  and  SPACs.   Federal  securities  laws  impose  certain  restraints  upon  the  organization  and

operations  of  BDCs  and  SPACs.    For  example,  BDCs  are  required  to  invest  at  least  70%  of  their  total  assets primarily in  securities  of  private  companies  or  in  thinly traded  U.S.  public  companies,  cash,  cash  equivalents,  U.S.

government  securities  and high  quality debt  instruments  that mature in  one year  or  less.   SPACs  typically hold  85%

to  100%  of  the  proceeds  raised  from  their  IPO  in  trust  to  be  used  at  a  later  date  for  a  merger  or  acquisition.  The

SPAC  must  sign  a  letter  of  intent  for  a  merger  or  acquisition  within  18  months  of  the  IPO.  Otherwise  it  will  be forced  to  dissolve  and  return  the  assets  held  in  the  trust  to  the  public  stockholders.  However,  if  a  letter  of  intent  is signed  within  18  months,  the  SPAC  can  close  the  transaction  within  24  months.  In  addition,  the  target  of  the acquisition must have a fair  market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and  a  majority  of  shareholders  voting  must  approve  this  combination  with  no  more  than  20%  of  the  shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with

the  transaction  by  voting  for  it  or  elect  to  sell  his  shares  in  the  SPAC  if  voting  against  it.    SPACs  are  more

transparent  than  private  equity  as  they  may  be  subject  to  certain  SEC  regulations,  including  registration  statement

requirements  under  the  Securities  Act  of  1933  and  10-K,  10-Q  and  8-K  financial  reporting  requirements.   Since

SPACs  are  publicly  traded,  they  provide  limited  liquidity  to  an  investor  (i.e.  investment  comes  in  the  form  of

common  shares  and  warrants  which  can  be  traded).   Other  than  the  risks  normally  associated  with  IPOs,  SPACs’

public shareholders' risks include limited liquidity of their  securities (as shares are generally thinly traded), loss of 0-

15%  of  their  investments  (resulting  from  the  SPACs  operating  costs)  if  no  deals  are  made  and  lack  of  investment diversification as assets are invested in a single company.

Securities  Options.  Each  Fund  may  purchase  and  write  (i.e.,  sell)  put  and  call  options.  Such  options  may relate  to  particular  securities  or  stock  indices,  and  may  or  may  not  be  listed  on  a  domestic  or  foreign  securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity  that  entails  greater  than  ordinary  investment  risk.  Options  may  be  more  volatile  than  the  underlying instruments, and therefore, on  a percentage basis, an investment in  options may be subject to greater  fluctuation than an investment in the underlying instruments themselves.

A  call  option  for  a  particular  security  gives  the  purchaser  of  the  option  the  right  to  buy,  and  the  writer

(seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration  of the  option,  regardless  of  the  market  price  of  the  security.  The  premium  paid  to  the  writer  is  in  consideration  for undertaking  the  obligation  under  the  option  contract.  A  put  option  for  a  particular  security  gives  the  purchaser  the right  to sell  the security at  the stated  exercise price at  any time prior  to the expiration  date of the  option, regardless of the market price of the security.

Stock  index  options  are  put  options  and  call  options  on  various  stock  indices.  In  most  respects,  they  are identical  to  listed  options  on  common  stocks.  The  primary  difference  between  stock  options  and  index  options occurs  when  index  options  are  exercised.  In  the  case  of  stock  options,  the  underlying  security,  common  stock,  is delivered.  However,  upon  the  exercise  of  an  index  option,  settlement  does  not  occur  by  delivery  of  the  securities comprising  the  index.  The  option  holder  who  exercises  the  index  option  receives  an  amount  of  cash  if  the  closing level of the stock index upon  which the option is based is greater  than, in the case of a call  option, or less than, in the case  of  a  put  option,  the  exercise  price  of  the  option.  This  amount  of  cash  is  equal  to  the  difference  between  the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with  changes in the market value of the stocks included in the index. For  example, some stock index  options  are  based  on  a  broad  market  index,  such  as  the  Standard  &  Poor’s  500®  Index  or  the  Value  Line

Composite Index or  a narrower  market index, such as the Standard & Poor’s 100®. Indices may also be based  on  an industry or  market segment, such  as the AMEX  Oil and Gas Index  or  the Computer  and Business Equipment Index.

Options  on  stock  indices  are  currently  traded  on  the  Chicago  Board  Options  Exchange,  the  New  York  Stock

Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

Each  Fund’s  obligation  to  sell  an  instrument  subject  to  a  call  option  written  by  it,  or  to  purchase  an instrument  subject  to  a  put  option  written  by it,  may  be  terminated  prior  to  the  expiration  date  of  the  option  by the

Fund’s execution  of a closing purchase transaction, which is effected  by purchasing on  an  exchange an  option  of the same series (i.e., same underlying instrument, exercise price and expiration  date) as the option  previously written. A closing  purchase  transaction  will  ordinarily  be  effected  to  realize  a  profit  on  an  outstanding  option,  to  prevent  an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new  option  containing  different  terms  on  such  underlying  instrument.  The  cost  of  such  a  liquidation  purchase  plus transactions  costs  may be greater  than  the premium received  upon  the original  option, in  which  event  the applicable

Fund  will have incurred a  loss  in  the  transaction.  There is no assurance that  a liquid  secondary market  will  exist  for any  particular  option.  An  option  writer  unable  to  effect  a  closing  purchase  transaction  will  not  be  able  to  sell  the underlying  instrument  or  liquidate  the  assets  held  in  a  segregated  account,  as  described  below,  until  the  option expires or the optioned instrument is delivered upon  exercise. In  such  circumstances, the writer  will be subject to the risk of market decline or appreciation  in the instrument during such period. If  an  option  purchased by a Fund expires unexercised,  that  Fund realizes  a  loss  equal  to  the premium  paid.  If  a  Fund  enters  into  a  closing  sale  transaction  on an  option  purchased  by  it,  the  Fund  will  realize  a  gain  if  the  premium  received  by  the  Fund  on  the  closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written  by a Fund expires on  the stipulated expiration  date or  if a Fund enters into a closing purchase transaction, the Fund will realize a  gain  (or  loss  if  the  cost  of  a  closing  purchase  transaction  exceeds  the  net  premium  received  when  the  option  is sold).  If  an  option  written  by  a  Fund  is  exercised,  the  proceeds  of  the  sale  will  be  increased  by  the  net  premium originally received and that Fund will realize a gain or loss.

Certain  Risks  Regarding  Options.  There  are  several  risks  associated  with  transactions  in  options.  For example,  there  are  significant  differences  between  the  securities  and  options  markets  that  could  result  in  an imperfect  correlation  between  these markets,  causing  a  given  transaction  not  to achieve its  objectives.  In  addition, a liquid  secondary  market  for  particular  options,  whether  traded  over  the-counter  or  on  an  exchange,  may  be  absent for  reasons  which  include  the  following:  there  may  be  insufficient  trading  interest  in  certain  options;  restrictions may be  imposed  by  an  exchange  on  opening  transactions  or  closing  transactions  or  both;  trading  halts,  suspensions or  other restrictions may be imposed  with respect to particular  classes or  series of options or  underlying securities or currencies; unusual or  unforeseen  circumstances may interrupt normal operations on  an exchange; the facilities of an exchange  or  the  Options  Clearing  Corporation  may  not  at  all  times  be  adequate  to  handle  current  trading  value;  or one  or  more  exchanges  could,  for  economic  or  other  reasons,  decide  or  be  compelled  at  some  future  date  to discontinue the trading of options (or  a particular  class or  series of options), in  which  event the secondary market  on that  exchange (or  in  that class  or  series  of  options)  would  cease to exist,  although  outstanding  options that had  been issued  by the  Options  Clearing  Corporation  as  a  result  of  trades  on  that  exchange  would  continue  to  be  exercisable in  accordance  with  their  terms.  Successful  use  by the Fund  of  options  on  stock  indices  will  be  subject  to the ability of the Advisor  to correctly predict movements in  the directions of the stock market. This requires different skills and techniques  than  predicting  changes  in  the  prices  of  individual  securities.  In  addition,  a  Fund’s  ability to  effectively hedge  all  or  a  portion  of  the  securities  in  its  portfolio,  in  anticipation  of  or  during  a  market  decline,  through transactions  in  put  options  on  stock  indices,  depends  on  the  degree  to  which  price  movements  in  the  underlying index  correlate with  the price movements  of  the securities  held  by the Fund.  Inasmuch  as  the Fund’s  securities  will not  duplicate the components  of  an  index,  the correlation  will not  be  perfect.  Consequently,  the Fund  bears  the risk that the prices  of its securities being hedged will not move in  the same amount as the prices of its put options on  the stock indices. It is also possible that there may be a negative correlation  between  the index and  the Fund’s securities that  would  result  in  a loss  on  both  such  securities  and the options  on  stock  indices  acquired  by the Fund. The hours of trading  for  options may not  conform  to the hours  during which  the underlying  securities are traded. To the extent that  the  options markets  close before the markets for  the underlying  securities,  significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly  specialized  activity  that  involves  investment  techniques  and  risks  different  from  those  associated  with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction  costs  paid  by  the  Fund  in  purchasing  an  option  will  be  lost  as  a  result  of  unanticipated  movements  in prices  of the securities  comprising  the stock  index  on  which  the option  is  based.  There is  no assurance that  a  liquid secondary market on  an  options exchange will exist for  any particular  option,  or  at any particular  time, and for  some options no secondary market on  an  exchange or  elsewhere may exist. If  the Fund is unable to close out a call option on  securities  that  it  has  written  before  the  option  is  exercised,  that  Fund  may  be  required  to  purchase  the  optioned securities in  order  to satisfy its  obligation under  the option to deliver  such  securities. If  the Fund is unable to effect a closing  sale  transaction  with  respect  to  options  on  securities  that  it  has  purchased,  it  would  have  to  exercise  the option  in  order  to realize any profit  and  would  incur  transaction  costs  upon  the purchase and  sale  of  the  underlying securities.

Cover  for  Options  Positions.  Transactions  using  options  (other  than  options  that  the  Fund  has  purchased)

expose the Fund to an  obligation  to another  party.  The Fund will not  enter  into any such  transactions  unless  it  owns either  (i) an  offsetting  (“covered”)  position  in  securities  or  other  options  or  (ii)  cash  or  liquid  securities  with  a value sufficient  at  all  times  to  cover  its  potential  obligations  not  covered  as  provided  in  (i)  above.  The  Fund  will  comply with  SEC  guidelines  regarding  cover  for  these  instruments  and,  if  the  guidelines  so require,  set  aside  cash  or  liquid securities  in  a  segregated  account  with  the  Custodian  in  the  prescribed  amount.  Under  current  SEC  guidelines,  the

Fund  will  segregate  assets  to  cover  transactions  in  which  the  Fund  writes  or  sells  options.  Assets  used  as  cover  or held  in  a  segregated  account  cannot  be  sold  while  the  position  in  the  corresponding  option  is  open,  unless  they are replaced  with  similar  assets.  As  a  result,  the  commitment  of  a  large  portion  of  the  Fund’s  assets  to  cover  or segregated  accounts  could  impede portfolio management  or  the Fund’s  ability to  meet  redemption  requests  or  other current obligations.

Options  on  Futures  Contracts.  The  Fund  may  purchase  and  sell  options  on  the  same  types  of  futures  in which  it  may  invest.  Options  on  futures  are  similar  to  options  on  underlying  instruments  except  that  options  on futures give the purchaser  the right, in return  for  the premium paid, to assume a position  in a futures contract (a long position  if  the  option  is  a  call  and  a  short  position  if  the  option  is  a  put),  rather  than  to  purchase  or  sell  the  futures contract,  at  a  specified  exercise  price  at  any  time  during  the  period  of  the  option.  Upon  exercise  of  the  option,  the delivery  of  the  futures  position  by  the  writer  of  the  option  to  the  holder  of  the  option  will  be  accompanied  by  the delivery  of  the  accumulated  balance  in  the  writer’s  futures  margin  account  which  represents  the  amount  by  which the market price of the futures contract, at exercise, exceeds  (in the case of a call) or is less than (in the case of a put)

the exercise price of the option  on  the futures  contract. Purchasers  of options  who fail to exercise their  options  prior to the exercise date suffer  a loss of the premium paid.

Dealer  Options.  The Fund may engage in  transactions  involving  dealer  options  as  well  as  exchange-traded options.  Certain  additional risks  are  specific  to  dealer  options.  While the  Fund  might  look  to  a  clearing  corporation to exercise exchange-traded options, if the Fund were to purchase a dealer  option  it would need to rely on  the dealer from  which  it  purchased  the  option  to  perform  if  the  option  were  exercised.  Failure  by  the  dealer  to  do  so  would

result  in  the  loss  of  the  premium  paid    by  the  Fund  as  well  as  loss  of  the  expected  benefit  of  the  transaction.

Exchange-traded options generally have a continuous liquid market while dealer  options may not.  Consequently, the

Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option  to the dealer  who issued  it.  Similarly,  when  the Fund writes  a  dealer  option,  the Fund  may generally be able to  close  out  the  option  prior  to  its  expiration  only by  entering  into  a  closing  purchase  transaction  with  the  dealer  to whom  the Fund  originally wrote  the option.  While the Fund  will  seek  to enter  into dealer  options  only  with  dealers who will agree to and  which  are expected to be capable of entering into closing transactions with the Fund, there can be  no  assurance  that  the  Fund  will  at  any  time  be  able  to  liquidate  a  dealer  option  at  a  favorable  price  at  any  time prior  to  expiration.  Unless  the  Fund,  as  a  covered  dealer  call  option  writer,  is  able  to  effect  a  closing  purchase transaction,  it  will  not  be  able  to  liquidate  securities  (or  other  assets)  used  as  cover  until  the  option  expires  or  is exercised.  In  the  event  of  insolvency  of  the  other  party,  the Fund  may  be  unable  to  liquidate  a  dealer  option.  With respect to options written  by the Fund, the inability to enter into a closing transaction may result in material losses to the  Fund.  For  example,  because  the  Fund  must  maintain  a  secured  position  with  respect  to  any  call  option  on  a security it writes, the Fund may not sell the assets, which  it has segregated to secure the position  while it is obligated under  the option. This requirement may impair  the Fund’s ability to sell portfolio securities at a time  when  such  sale might  be  advantageous.  The  Staff  of  the  SEC  has  taken  the  position  that  purchased  dealer  options  are  illiquid securities.  The  Fund  may treat  the  cover  used  for  written  dealer  options  as  liquid  if  the  dealer  agrees  that  the  Fund may repurchase the dealer  option  it has written  for  a maximum price to be calculated by a predetermined formula. In such  cases,  the dealer  option  would  be  considered  illiquid  only to the extent  the maximum  purchase price under  the formula  exceeds  the  intrinsic  value  of  the  option.  Accordingly,  the  Fund  will  treat  dealer  options  as  subject  to  the

Fund’s  limitation  on  illiquid  securities.  If  the  SEC  changes  its  position  on  the  liquidity  of  dealer  options,  the  Fund will change its treatment of such  instruments accordingly.

Spread  Transactions.  The  Fund  may  purchase  covered  spread  options  from  securities  dealers.  These covered  spread  options are not  presently exchange-listed  or exchange-traded. The purchase of a  spread  option  gives the  Fund  the  right  to  put  securities  that  it  owns  at  a  fixed  dollar  spread  or  fixed  yield  spread  in  relationship  to another  security that it does not own, but which  is used as a benchmark. The risk to the Fund, in addition  to the risks of dealer  options  described  above,  is  the cost  of the premium  paid  as  well  as  any transaction  costs.  The purchase of spread  options  will  be used  to protect  the Fund against adverse changes  in  prevailing  credit quality spreads,  i.e., the yield spread between high quality and lower  quality securities. This protection  is provided only during the life of the spread options.

Risks  of  Options  on  Stock  Indexes.  The  Fund’s  purchase  and  sale  of  options  on  stock  indexes  will  be subject to risks described above under  “Certain  Risks Regarding Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with  stock options.

Since the value of a  stock  index  option  depends  upon  the movements  in  the level  of the stock  index, rather than  the price of a  particular  stock,  whether  the Fund  will realize a  gain  or  loss  on  the purchase or  sale of an  option on  a stock index depends upon movements in  the level of stock prices in the stock market generally or  in an industry or  market segment rather  than  movements in the price of a particular  stock. Accordingly, successful use by the Fund of  options  on  stock  indexes  is  subject  to the Advisor’s  ability to  correctly predict  movements  in  the direction  of the stock  market  generally  or  of  a  particular  industry  or  market  segment.  This  requires  skills  and  techniques  different from predicting changes in the price of individual stocks.

Stock  index  prices  may  be  distorted  if  trading  of  certain  stocks  included  in  the  stock  index  is  interrupted.

Trading in  the stock index options also may be interrupted in certain  circumstances, such as if trading were halted in a  substantial number  of  stocks  included  in  the stock  index.  If this  occurred,  the Fund  would  not  be able to close  out options  that  it had  purchased  or  written  and,  if  restrictions  on  exercise  were  imposed,  might not  be  able  to  exercise an  option  that  it  was  holding,  which  could  result  in  substantial  losses  to  the  Fund.  It  is  the  policy  of  the  Fund  to purchase or  write options only on  stock indexes that include a number  of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for  example, the S&P 100 or S&P 500 index option.

Trading  in  stock  index  options  commenced  in  April  1983  with  the  S&P  100  option  (formerly  called  the

CBOE  100).  Since  that  time,  a  number  of  additional  stock  index  option  contracts  have  been  introduced,  including options  on  industry  stock  indexes.  Although  the  markets  for  certain  stock  index  option  contracts  have  developed rapidly,  the  markets  for  other  stock  index  options  are  still  relatively  illiquid.  The  ability  to  establish  and  close  out positions on  such  options will be subject  to the development and maintenance of a liquid secondary market. It is not certain  that  this  market  will  develop  in  all  stock  index  option  contracts.  The  Fund  will  not  purchase  or  sell  stock index  option  contracts  unless  and  until,  in  the  Advisor’s  opinion,  the  market  for  such  options  has  developed sufficiently that  the risk  in  connection  with  these  transactions  is  no  greater  than  the risk  in  connection  with  options on  stock.

Hedging.  Hedging  is  a  means  of  transferring  risk  that  an  investor  does  not  wish  to  assume  during  an uncertain  market  environment.  The  Fund  may  enter  into  these  transactions:  (a)  to  hedge  against  changes  in  the market  value  of  portfolio  securities  and  against  changes  in  the  market  value  of  securities  intended  to  be  purchased,

(b)  to close out  or  offset  existing  positions,  or  (c)  to manage the duration  of a  portfolio’s  fixed  income investments,

or  (d) to enhance returns.

Hedging  activity  in  the  Fund  may  involve  the  use  of  derivatives  including,  but  not  limited  to,  buying  or selling  (writing)  put  or  call  options  on  stocks,  shares  of exchange traded  funds  or  stock  indexes,  entering  into stock index  futures  contracts  or  buying  or  selling  options  on  stock  index  futures  contracts  or  financial  futures  contracts,

such  as  futures  contracts  on  U.S. Treasury securities  and interest related  indices, and  options  on  financial futures,  or

purchasing foreign  currency forward  contracts  or  options  on  foreign  currency.   The Fund  will buy or  sell  options  on

stock  index  futures  traded  on  a  national  exchange  or  board  of  trade  and  options  on  securities  and  on  stock  indexes traded  on  national  securities  exchanges  or  through  private transactions  directly with  a  broker-dealer.  The Fund may hedge a portion  of its portfolio by selling stock index futures contracts  or  purchasing puts on  these contracts to limit exposure  to  an  actual  or  anticipated  market  decline.  The  Fund  may  also  hedge  against  fluctuations  in  currency exchange  rates,  in  connection  with  its  investments  in  foreign  securities,  by  purchasing  foreign  forward  currency exchange contracts and/or  options on  foreign  currency. All hedging transactions must be appropriate for reduction  of risk and they cannot be for  speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation  as  a  Commodity  Pool  Operator  The  Trust,  on  behalf  of  the  Fund,  has  filed  with  the  National

Futures  Association,  a  notice  claiming  an  exclusion  from  the  definition  of  the  term  "commodity  pool  operator"

under  the  Commodity  Exchange  Act,  as  amended  (“CEA”),  and  the  rules  of  the  Commodity  Futures  Trading

Commission  (“CFTC”) promulgated thereunder, with respect to the Fund's operations.   Accordingly, the Fund is not

currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Fund may invest in  convertible securities, including debt securities or  preferred stock  that  may  be  converted  into  common  stock  or  that  carry  the  right  to  purchase  common  stock.  Convertible securities  entitle the holder  to exchange the securities  for  a  specified  number  of shares  of common  stock,  usually of the same company, at specified prices  within a certain  period of time. They also entitle the holder  to receive interest or  dividends until the holder elects to exercise the conversion privilege.

The terms  of any convertible security determine its ranking in  a  company’s  capital  structure.  In  the case of subordinated  convertible  debentures,  the  holder’s  claims  on  assets  and  earnings  are  generally  subordinate  to  the claims  of other  creditors,  and  senior  to the claims  of preferred  and  common  stockholders.  In  the case of convertible preferred  stock,  the  holder’s  claims  on  assets  and  earnings  are  subordinate  to  the  claims  of  all  creditors  and  are senior  to the claims  of  common  stockholders.  As  a result  of  their  ranking in  a  company’s  capitalization,  convertible securities  that  are  rated  by  nationally  recognized  statistical  rating  organizations  are  generally  rated  below  other obligations of the company and many convertible securities are not rated.

Preferred  Stock.  The  Fund  may  invest  in  preferred  stock.  Preferred  stock,  unlike  common  stock,  offers  a stated  dividend  rate  payable  from  the  issuer’s  earnings.  Preferred  stock  dividends  may  be  cumulative  or  non-

cumulative,  participating,  or  auction  rate.  If  interest  rates  rise,  the  fixed  dividend  on  preferred  stocks  may  be  less attractive,  causing  the  price  of  the  preferred  stocks  to  decline.  Preferred  stock  may  have  mandatory  sinking  fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants.  The  Fund  may  invest  in  warrants.  The  Fund  may  purchase  warrants  issued  by  domestic  and foreign  companies  to purchase newly created  equity securities  consisting  of  common  and  preferred  stock.  Warrants are  securities  that  give  the holder  the right,  but  not  the  obligation  to  purchase  equity issues  of  the  company issuing the warrants, or a related company, at a fixed price either  on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or  is issued together  with the warrant.

Investing  in  warrants  can  provide  a  greater  potential  for  profit  or  loss  than  an  equivalent  investment  in  the underlying  security,  and,  thus,  can  be  a  speculative  investment.  At  the  time  of  issue,  the  cost  of  a  warrant  is substantially less  than  the  cost  of  the  underlying  security itself,  and  price  movements  in  the underlying  security are generally  magnified  in  the  price  movements  of  the  warrant.  This  leveraging  effect  enables  the  investor  to  gain exposure to the underlying  security with  a relatively low capital  investment.  This  leveraging  increases  an  investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount  invested  in  the  warrant.  In  addition,  the  price  of  a  warrant  tends  to  be  more  volatile  than,  and  may  not correlate  exactly to,  the  price  of  the  underlying  security.  If  the market  price  of  the  underlying  security is  below  the exercise  price  of  the  warrant  on  its  expiration  date,  the  warrant  will  generally  expire  without  value.  The  value  of  a warrant  may  decline  because  of  a  decline  in  the  value  of  the  underlying  security,  the  passage  of  time,  changes  in interest  rates  or  in  the  dividend  or  other  policies  of  the  company  whose  equity underlies  the  warrant  or  a  change in the  perception  as  to  the  future  price  of  the underlying  security,  or  any combination  thereof.  Warrants  generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United  States  Government  Obligations.  The  Fund  may  invest  in  obligations  issued  or  guaranteed  by  the

United  States  Government,  or  by  its  agencies  or  instrumentalities.  Obligations  issued  or  guaranteed  by  federal agencies or  instrumentalities may or  may not  be backed  by the “full faith  and credit” of the United States. Securities that  are  backed  by  the  full  faith  and  credit  of  the  United  States  include  Treasury  bills,  Treasury  notes,  Treasury bonds,  and  obligations  of  the  Government  National  Mortgage  Association,  the  Farmers  Home  Administration,  and

the  Export-Import  Bank.  In  the  case  of  securities  not  backed  by  the  full  faith  and  credit  of  the  United  States,  the

Fund must look principally to the agency issuing or  guaranteeing the obligation  for  ultimate repayment and may not be  able to assert  a  claim against  the United  States  itself in  the event  the agency or  instrumentality does  not  meet  its commitments.  Securities  that  are  not  backed  by  the  full  faith  and  credit  of  the  United  States  include,  but  are  not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United

States  Postal  Service,  each  of which has the right to borrow from  the United  States  Treasury to meet  its  obligations,

and  obligations  of  the  Federal  Farm  Credit  System  and  the  Federal  Home  Loan  Banks,  both  of  whose  obligations may be satisfied only by the individual credits of each issuing agency.

Foreign  Government  Obligations.  The  Fund  may  invest  in  short-term  obligations  of  foreign  sovereign governments  or  of  their  agencies,  instrumentalities,  authorities  or  political  subdivisions.  These  securities  may  be

denominated in United States dollars or in another currency.   See “Foreign Investment Risk.”

Bank  Obligations.  The  Fund  may  invest  in  bank  obligations  such  as  bankers’  acceptances,  certificates  of deposit, and time deposits.

Bankers’  acceptances  are negotiable drafts  or  bills  of  exchange typically drawn  by an  importer  or  exporter to  pay  for  specific  merchandise,  which  are  “accepted”  by  a  bank,  meaning,  in  effect,  that  the  bank  unconditionally agrees  to  pay the  face  value  of  the  instrument  on  maturity.  Investments  will  be  in  bankers’  acceptances  guaranteed by domestic and foreign  banks having, at  the time of investment, capital, surplus, and  undivided  profits  in  excess  of

$100,000,000 (as of the date of their most recently published financial statements).

Certificates  of  deposit  are negotiable  certificates  issued  against  funds  deposited  in  a  commercial  bank  or  a savings and loan association  for a definite period of time and earning a specified return.

Commercial  Paper.  Commercial  paper  consists  of  unsecured  promissory  notes,  including  Master  Notes,

issued  by  corporations.  Issues  of  commercial  paper  normally  have  maturities  of  less  than  nine  months  and  fixed rates of return. Master  Notes, however, are obligations that provide for  a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master  Notes  are  governed  by  agreements  between  the  issuer  and  the  advisor  acting  as  agent,  for  no additional  fee,  in  its  capacity  as  advisor  to  the  Fund  and  as  fiduciary  for  other  clients  for  whom  it  exercises investment  discretion.  The monies  loaned  to  the  borrower  come  from  accounts  maintained  with  or  managed  by the advisor  or  its  affiliates  pursuant  to arrangements  with  such  accounts. Interest  and principal  payments are credited  to such  accounts.  The  advisor,  acting  as  a  fiduciary  on  behalf  of  its  clients,  has  the  right  to  increase  or  decrease  the amount  provided  to  the  borrower  under  an  obligation.  The  borrower  has  the right  to  pay  without  penalty all  or  any part  of  the  principal  amount  then  outstanding  on  an  obligation  together  with  interest  to  the  date  of  payment.  Since these  obligations  typically  provide  that  the  interest  rate  is  tied  to  the  Treasury  bill  auction  rate,  the  rate  on  Master

Notes  is  subject  to  change.  Repayment  of  Master  Notes  to  participating  accounts  depends  on  the  ability  of  the borrower  to pay the accrued  interest  and  principal  of the obligation  on  demand  which  is  continuously monitored  by the advisor.  Master Notes typically are not rated by credit rating agencies.

The  Fund  may  purchase  commercial  paper  consisting  of  issues  rated  at  the  time  of  purchase  within  the three  highest  rating  categories  by  a  nationally  recognized  statistical  rating  organization  (an  “NRSRO”).  The  Fund may also invest in  commercial paper  that is not rated but is  determined by the Advisor, under  guidelines  established by the Trust’s Board of Trustees, to be of comparable quality.

Other  Fixed  Income  Securities.  Other  fixed  income  securities  in  which  the  Fund  may  invest  include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest  in  short-term investments  (including repurchase agreements  “collateralized  fully,”  as provided  in  Rule  2a-7  under  the  1940  Act;  interest-bearing  or  discounted  commercial  paper,  including  dollar denominated commercial paper  of foreign  issuers; and any other  taxable and tax-exempt money market instruments,

including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable  Amount  Master  Demand  Notes.  Variable  amount  master  demand  notes  are  unsecured  demand notes  that  permit  the  indebtedness  thereunder  to  vary  and  provide  for  periodic  readjustments  in  the  interest  rate according  to  the  terms  of  the  instrument.  They  are  also  referred  to  as  variable  rate  demand  notes.  Because  master demand  notes  are  direct  lending  arrangements  between  the  Fund  and  the  issuer,  they  are  not  normally  traded.

Although  there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at  any  time  or  during  specified  periods  not  exceeding  one  year,  depending  upon  the  instrument  involved,  and  may resell  the  note  at  any  time  to  a  third  party.  The  Advisor  will  consider  the  earning  power,  cash  flow,  and  other liquidity  ratios  of  the  issuers  of  such  notes  and  will  continuously  monitor  their  financial  status  and  ability  to  meet payment on demand.

Variable and Floating Rate Notes.  A variable rate note is one whose terms provide for  the readjustment of its  interest rate on  set  dates  and  which,  upon  such  readjustment,  can  reasonably be expected  to have a  market  value that  approximates  its  par  value.  A  floating  rate note  is  one  whose  terms  provide  for  the readjustment  of  its  interest rate whenever  a specified  interest rate changes  and  which, at any time, can  reasonably be expected  to  have a  market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy  the  same  quality  standards  as  commercial  paper  investments.  Unrated  variable  and  floating  rate  notes purchased  by  the  Fund  must  be  determined  by  the  Advisor  under  guidelines  approved  by  the  Trust’s  Board  of

Trustees  to  be  of  comparable  quality  at  the  time  of  purchase  to  rated  instruments  eligible  for  purchase  under  the

Fund’s  investment  policies.  In  making  such  determinations, the Advisor  will  consider  the earning  power,  cash  flow and  other  liquidity  ratios  of  the  issuers  of  such  notes  (such  issuers  include  financial,  merchandising,  bank  holding and  other  companies)  and  will  continuously  monitor  their  financial  condition.  Although  there  may  be  no  active secondary  market  with  respect  to  a  particular  variable  or  floating  rate  note  purchased  by  the  Fund,  the  Fund  may resell  the  note  at  any  time  to  a  third  party.  The  absence  of  an  active  secondary  market,  however,  could  make  it difficult  for  the Fund to dispose  of a  variable or  floating rate note in  the event  the issuer  of the note defaulted  on  its payment  obligations  and  the  Fund  could,  as  a  result  or  for  other  reasons,  suffer  a  loss  to  the  extent  of  the  default.

Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments.  The Fund may invest in  certain  obligations or  securities of foreign issuers. Certain  of these  investments  may  be  in  the  form  of  American  Depositary  Receipts  (“ADRs”),  European  Depositary  Receipts

(“EDRs”),  Global  Depositary  Receipts  (“GDRs”),  other  similar  depositary  receipts,  and  exchange  traded  funds

(“ETFs”)  or  other  investment  companies  that  invest  in  foreign  securities,  Yankee  Obligations,  and  U.S.  dollar-

denominated  securities  issued  by  foreign  branches  of  U.S.  and  foreign  banks.  Foreign  investments  may subject  the

Fund  to  investment  risks  that  differ  in  some  respects  from  those  related  to  investment  in  obligations  of  U.S.

domestic   issuers.   Such   risks   include   future   adverse   political   and   economic   developments,   possible   seizure,

nationalization,   or   expropriation   of   foreign   investments,   less   stringent   disclosure   requirements,   the   possible

establishment  of  exchange  controls  or  taxation  at  the  source  or  other  taxes,  and  the  adoption  of  other  foreign governmental restrictions.

Additional risks  include less  publicly available information, less  government  supervision  and regulation  of foreign  securities  exchanges,  brokers  and  issuers,  the  risk  that  companies  may  not  be  subject  to  the  accounting,

auditing  and  financial  reporting  standards  and  requirements  of  U.S.  companies,  the  risk  that  foreign  securities markets  may  have  less  volume  and  that  therefore  many  securities  traded  in  these  markets  may  be  less  liquid  and their  prices  more  volatile  than  U.S.  securities,  and  the  risk  that  custodian  and  brokerage  costs  may  be  higher.

Foreign issuers of securities or obligations are often  subject to accounting treatment and engage in business practices different  from  those respecting  domestic issuers  of  similar  securities  or  obligations.  Foreign  branches  of  U.S.  banks and  foreign  banks  may be  subject  to  less  stringent  reserve  requirements  than  those  applicable  to  domestic  branches of U.S. banks. Certain  of these investments may subject the Fund to currency fluctuation risks.

Other  investment  risks  include  the  possible  imposition  of  foreign  withholding  taxes  on  certain  amounts  of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received  from a

U.S.  issuer,  the  possible  seizure  or  nationalization  of  foreign  assets  and  the  possible  establishment  of  exchange controls,  expropriation,  confiscatory  taxation,  other  foreign  governmental  laws  or  restrictions  which  might  affect adversely payments due on  securities held by the Fund, the lack of extensive operating experience of eligible  foreign subcustodians  and  legal  limitations  on  the  ability  of  the  Fund  to  recover  assets  held  in  custody  by  a  foreign subcustodian in the event of the subcustodian’s bankruptcy.

In  addition,  there  may  be  less  publicly-available  information  about  a  non-U.S.  issuer  than  about  a  U.S.

issuer,  and  non-U.S.  issuers  may  not  be  subject  to  the  same  accounting,  auditing  and  financial  record-keeping standards and requirements as U.S. issuers. In  particular, the assets and profits appearing on  the financial statements of  an  emerging  market  country issuer  may not  reflect  its  financial  position  or  results  of  operations  in  the  way they

would   be   reflected   had   the   financial   statements   been   prepared   in   accordance   with   U.S.   generally  accepted

accounting principles. In  addition, for  an  issuer  that keeps accounting records in  local currency, inflation  accounting rules  may require,  for  both  tax and  accounting  purposes,  that  certain  assets  and  liabilities  be restated  on  the issuer’s balance sheet in  order  to express items in  terms of currency of constant purchasing power. Inflation  accounting may indirectly  generate  losses  or  profits.  Consequently,  financial  data  may  be  materially  affected  by  restatements  for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally,  in  the  event  of  a  default  of  any  such  foreign  obligations,  it  may  be  more  difficult  for  the  Fund  to obtain  or  enforce  a  judgment  against  the  issuers  of  such  obligations.  The  manner  in  which  foreign  investors  may invest in  companies in  certain  emerging market countries, as well as limitations on  such  investments, also may have an  adverse impact on the operations of the Fund. For  example, the Fund may be required in  certain  of such  countries to invest initially through  a local broker  or  other  entity and then have the shares purchased re-registered in  the name of the Fund. Re-registration  may in  some instances not be able to occur  on  a timely basis, resulting in  a delay during which the Fund may be denied certain  of its rights as an investor.

Depositary  Receipts.  The  Fund’s  investments  may  include  securities  of  foreign  issuers  in  the  form  of sponsored  or  unsponsored  ADRs,  GDRs  and  EDRs.  ADRs  are  depositary  receipts  typically  issued  by  a  United

States  bank  or  trust  company  which  evidence  ownership  of  underlying  securities  issued  by  a  foreign  corporation.

EDRs  and  GDRs  are  typically  issued  by  foreign  banks  or  trust  companies,  although  they  also  may  be  issued  by

United  States  banks  or  trust  companies,  and  evidence  ownership  of  underlying  securities  issued  by  either  a  foreign or  a  United  States  corporation.  Generally,  depositary receipts  in  registered  form  are  designed  for  use  in  the  United

States  securities  market and  depositary receipts  in  bearer  form  are designed  for  use in  securities  markets  outside the

United  States.  Depositary  receipts  may  not  necessarily  be  denominated  in  the  same  currency  as  the  underlying securities into which  they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial  or  other  reports  from  the issuer  of the underlying  security,  to which  it  would  be entitled  as the owner  of sponsored depositary receipts.

Emerging  Markets.  The  Fund  may  invest  in  securities  of  issuers  located  in  “emerging  markets”  (lesser developed  countries  located  outside  of  the  U.S.)  or  ETFs  or  other  investment  companies  that  invest  in  emerging market  securities.  Investing  in  emerging  markets  involves  not  only  the  risks  described  above  with  respect  to investing in  foreign  securities,  but also other  risks, including exposure to economic structures  that  are generally less diverse and mature than, and to political systems  that can  be expected  to have less  stability than, those of developed countries.  For  example,  many  investments  in  emerging  markets  experienced  significant  declines  in  value  due  to political  and  currency  volatility  in  emerging  markets  countries  during  the  latter  part  of  1997  and  the  first  half  of

1998.  Other  characteristics  of  emerging  markets  that  may  affect  investment  include  certain  national  policies  that may restrict  investment  by  foreigners  in  issuers  or  industries  deemed  sensitive  to  relevant  national  interests  and  the absence of developed  structures governing private and foreign  investments and private property. The typically small size  of  the  markets  of  securities  of  issuers  located  in  emerging  markets  and  the  possibility  of  a  low  or  nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Brady  Bonds.  The  Fund  may  invest  in  “Brady  Bonds,”  which  are  issued  by  certain  Latin  American countries  in  connection  with  restructurings  of  their  debt.  The  Brady  Bonds  are  issued  in  exchange  for  cash  and certain  of  the  country’s  outstanding  commercial  bank  loans.  Brady Bonds  do  not  have  a  long  payment  history and,

due  to  the  loan  default  record  for  Latin  American  public  and  private  entities,  may  be  considered  speculative investments.  They  may  be  collateralized  or  uncollateralized  and  are  issued  in  various  currencies.  They are  actively traded in the over-the-counter  secondary market for  debt of Latin American issuers.

When-Issued  and  Delayed  Delivery  Securities.  The  Fund  may  purchase  securities  on  a  when-issued  or delayed  delivery  basis.  Delivery  of  and  payment  for  these  securities  may take  as  long  as  a  month  or  more  after  the date  of  the  purchase  commitment.  The  value  of  these  securities  is  subject  to  market  fluctuation  during  this  period and no interest or  income accrues to the Fund until settlement. The Fund will maintain  with  the custodian  a separate account  with  a  segregated  portfolio  of  liquid  assets  consisting  of  cash,  U.S.  Government  securities  or  other  liquid high-grade  debt  securities  in  an  amount  at  least  equal  to  these  commitments.  When  entering  into  a  when-issued  or delayed  delivery transaction,  the Fund  will rely  on  the other  party to  consummate the transaction;  if the other  party fails  to  do  so,  the  Fund  may  be  disadvantaged.  It  is  the  current  policy  of  the  Fund  not  to  enter  into  when-issued commitments  exceeding  in  the  aggregate  25%  of  the  market  value  of  the  Fund’s  total  assets,  less  liabilities  other than the obligations created by these commitments.

Lower Rated or Unrated Securities.  Securities rated Baa by Moody’s  or  BBB by S&P  or  lower, or  deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade,

i.e., below Baa or  BBB, or  deemed of comparable quality by the Advisor, have higher  yields but also  involve greater risks than higher  rated securities. Under  guidelines used  by rating agencies, securities rated below investment grade,

or   deemed   of  comparable  quality,   have  large  uncertainties   or   major   risk  exposures  in   the  event   of  adverse

conditions,  which  features  outweigh  any quality and protective characteristics. Securities  with  the lowest  ratings  are considered  to  have  extremely  poor  prospects  of  ever  attaining  any  real  investment  standing,  to  have  a  current identifiable vulnerability to default, to  be unlikely to have the capacity to pay interest and repay principal  when  due in  the  event  of  adverse  business,  financial  or  economic  conditions,  and/or  to  be  in  default  or  not  current  in  the payment  of  interest  or  principal.  Such  securities  are  considered  speculative  with  respect  to  the  issuer’s  capacity  to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these

types   of   factors   could,   in   certain   instances,   reduce   the   value   of   such   securities   held   by   the   Fund   with   a

commensurate effect on the value of its shares.

The  secondary  market  for  lower  rated  securities  is  not  as  liquid  as  that  for  higher  rated  securities.  This market  is  concentrated  in  relatively  few  market  makers  and  participants  in  the  market  are  mostly  institutional investors,  including  insurance companies,  banks,  other  financial  institutions  and  investment  companies.  In  addition,

the  trading  market  for  lower  rated  securities  is  generally  lower  than  that  for  higher-rated  securities,  and  the secondary markets could contract under  adverse market or  economic  conditions independent of any specific adverse changes  in  the  condition  of  a  particular  issuer.  These  factors  may  have  an  adverse  effect  on  the  Fund’s  ability  to dispose of these securities and may limit its ability to obtain  accurate market quotations for  purposes  of determining the value of its assets. If the Fund is not able to obtain  precise or  accurate market quotations for  a particular  security,

it  will  become  more difficult  to  value its  portfolio,  requiring them  to rely more  on  judgment.  Less  liquid  secondary markets may also affect the Fund’s ability to sell securities at their  fair  value. The Fund may invest up to 15%  of its net assets, measured at the time of investment, in illiquid securities, which  may be more difficult to value and to sell at fair  value. If the secondary markets for high  yield debt securities are affected  by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid securities may increase.

In  the case of  corporate debt  securities,  while the market  values  of  securities  rated  below investment  grade and  comparable  unrated  securities  tend  to  react  less  to  fluctuations  in  interest  rate  levels  than  do  those  of  higher-

rated securities, the market values of certain  of these securities also tend to be more sensitive to individual corporate developments  and  changes  in  economic  conditions  than  higher-rated  securities.  Price  volatility  in  these  securities will  be  reflected  in  the  Fund’s  share  value.  In  addition,  such  securities  generally  present  a  higher  degree  of  credit risk.  Issuers  of  these  securities  often  are highly leveraged  and  may not  have  more  traditional  methods  of  financing available  to  them,  so  that  their  ability  to  service  their  debt  obligations  during  an  economic  downturn  or  during sustained  periods  of  rising  interest  rates  may  be  impaired.  The  risk  of  loss  due  to  default  by  such  issuers  is significantly  greater  than  with  investment  grade  securities  because  such  securities  generally  are  unsecured  and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero  Coupon  Securities.  The  Fund  may  invest  in  “zero  coupon”  U.S.  Treasury,  foreign  government  and

U.S. and foreign  corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been  stripped  of  their  unmatured  interest  coupons  and  custodial  receipts  or  certificates  of  participation  representing interests in  such  stripped debt obligations and coupons. A zero coupon  security pays no interest to its holder  prior  to maturity.  Accordingly,  such  securities  usually  trade  at  a  deep  discount  from  their  face  or  par  value  and  will  be

subject  to  greater  fluctuations  of  market  value  in  response  to  changing  interest  rates  than   debt  obligations  of

comparable maturities  that make current distributions of interest. The Fund anticipates  that it will not normally hold zero  coupon  securities  to  maturity.  Redemption  of  shares  of  the  Fund  that  require  it  to  sell  zero  coupon  securities prior  to maturity may result  in  capital  gains  or  losses  that may be substantial.  Federal  tax  law requires  that  a holder of a  zero coupon  security accrue a  portion  of the discount at which  the security was  purchased  as income each  year,

even  though  the holder  receives  no  interest  payment  on  the security during  the  year.  Such  accrued  discount  will  be includible  in  determining  the  amount  of  dividends  the  Fund  must  pay  each  year  and,  in  order  to  generate  cash necessary to  pay  such  dividends,  the  Fund  may liquidate  portfolio  securities  at  a  time  when  it  would  not  otherwise have done so.

Forward  Foreign  Currency  Exchange  Contracts.  The  Fund  may  enter  into  forward  foreign  currency exchange contracts in  connection  with its investments in  foreign  or  other  securities. A forward contract may be used by the Fund to hedge against possible variations in  exchange rates  of currencies  in  countries  in  which  it may invest.

The Fund may also enter  into forward  foreign  currency exchange contracts  to generate returns  from  the movements in  exchange  rates  between  the  U.S  dollar  and  one  or  more  foreign  currencies  or  movements  in  exchange  rates

between   foreign   currencies.   A   forward   foreign   currency  exchange   contract   (“forward   contract”)   involves   an

obligation  to purchase or  sell  a  specific currency at  a  future date,  which  may be  any fixed  number  of days  from  the date of the contract agreed upon  by the parties, at a price set at the time of the contract. Forward contracts are traded in  the  interbank  market  directly  between  currency traders  (usually large  commercial  banks)  and  their  customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures  Contracts.  The  Fund  may  invest  in  futures  contracts  and  options  thereon  (stock  index  futures contracts,  interest  rate  futures  contracts  or  currency  futures  contracts  or  options  thereon)  to  hedge  or  manage  risks associated  with  the  Fund’s  securities  investments  or  as  a  substitute  for  securities  and  currencies  or  to  enhance

returns.   When  a  futures  contract  is  executed,  each  party deposits  with  a  futures  commission  merchant  (“FCM”)  or broker  (“Custodian”), or  in  a  segregated  custodial  account, a specified  percentage of the contract  amount,  called  the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures  contract  by payments  of  variation  margin  to or  from  the FCM  or  broker  or  segregated  custodial account.

In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option  at a specified price during the option period, to assume the option  writer’s position in  the futures contract and

related  margin  account.   If the option  is  exercised  on  the last  trading  day,  cash  in  an  amount  equal  to the difference between  the  option  exercise  price  and  the  closing  level  of  the  relevant  index,  interest  rate  or  currency  price,  as applicable, on the expiration  date is delivered.

As  required by the 1940  Act, the Fund may purchase or  sell futures  contracts  or  options thereon  only if the

Fund’s liability for  the futures position  is “covered”  by an  offsetting position  in a futures contract or  option  thereon,

or  by  the  Fund’s  segregating  liquid  assets  equal  to  the  Fund’s  liability  on  the  futures  contract  or  option  thereon,

which  are  adjusted  daily  to  equal  the  current  market  value  of  Fund’s  liability  on  the  futures  contract  or  option thereon.  To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or  in  a margin account with  a  FCM  or  broker,  and  this  amount  of  cash  or  cash  equivalents  is  adjusted  daily to  the  current  market  value  of the  futures  contract  to  collateralize  the  position  and  thereby  ensure  that  the  use  of  such  futures  is  unleveraged.

Alternatively,  the  Fund  may  cover  such  positions  by  purchasing  offsetting  positions,  or  by  using  a  combination  of offsetting positions and cash or other liquid securities or assets.

Positions  in  futures  contracts  may be  closed  out  only on  an  exchange that  provides  a  secondary market  for such  futures.  However, there can  be no assurance that a  liquid  secondary market  will exist  for  any particular  futures contract  at  any specific  time.  Thus,  it  may not  be  possible  to  close  a  futures  position.  In  the  event  of  adverse  price movements, the Fund would continue to be required to make daily cash  payments to maintain its required margin. In such  situations,  if  the  Fund  had  insufficient  cash,  it  might  have  to  sell  portfolio  securities  to  meet  daily  margin requirements  at a  time when  it  would  be disadvantageous  to  do so.  In  addition, the Fund  might  be required  to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in  futures or  options thereon also could have an adverse impact on the Fund’s ability to hedge or manage risks effectively.

Successful use of futures by the Fund is also subject to the Advisor’s ability to predict movements correctly in  the  direction  of  the  market.  There  is  typically  an  imperfect  correlation  between  movements  in  the  price  of  the future and movements  in  the price of the securities  that  are the subject  of the hedge.  In  addition,  the price of  futures may  not  correlate  perfectly  with  movement  in  the  cash  market  due  to  certain  market  distortions.  Due  to  the possibility of price distortion  in  the futures market and  because of the imperfect  correlation  between  the movements in  the cash  market  and  movements  in  the price of  futures, a correct  forecast  of general market trends  or  interest rate movements by the Advisor may still not result in a successful hedging transaction  over  a short time frame.

The trading  of futures  contracts  is also subject  to the risk of trading halts, suspension,  exchange or  clearing house  equipment  failures,  government  intervention,  insolvency  of  a  commodities  or  brokerage  firm  or  clearing house or  other  disruption  of normal trading activity, which  could at times make it difficult or  impossible to liquidate existing positions or to recover  excess variation margin payments.

The purchase and  sale of  futures  contracts  or  related  options will  not  be a  primary investment  technique of the Fund. The Fund  will purchase or  sell  futures  contracts  (or related  options thereon)  in  accordance with  the CFTC regulations described above.

Interest  Rate  Futures.  The Fund  may purchase an  interest rate futures  contract  as  a hedge against  changes in  interest  rates,  declines  in  portfolio  value,  as  a  substitute  for  securities  or  to  enhance  returns.  An  interest  rate futures contract provides  for  the future sale by one party and the purchase by the other  party of a certain amount of a

specific  interest  rate  sensitive  financial  instrument   (debt   security)  at   a   specified  price,   date,  time  and  place.

Generally,  if  market  interest  rates  increase,  the  value  of  outstanding  debt  securities  declines  (and  vice  versa).  Thus,

if  the  Fund  holds  long-term  debt  obligations  and  the  Advisor  anticipates  a  rise  in  long-term  interest  rates,  the  Fund could,  instead  of  selling  its  debt  obligations,  enter  into  an  interest  rate  futures  contract  for  the  sale  of  similar  long-

term  securities.  If  interest  rates  rise,  the  value  of  the  futures  contract  would  also  rise,  helping  to  offset  the  price decline  of  the  obligations  held  by  the  Fund.  The  Fund  might  also  purchase  futures  contracts  as  a  proxy  for underlying securities that it cannot currently buy.

Stock  Index  Futures.  The  Fund  may  purchase  and  sell  stock  index  futures  contracts  as  a  hedge  against changes  resulting  from  market  conditions  in  the values  of  securities  that  are held  in  its  portfolio  or  that  it  intends  to purchase  or  when  such  purchase  or  sale  is  economically  appropriate  for  the  reduction  of  risks  inherent  in  the ongoing management of the Fund. The Fund may also purchase and sell stock index futures contracts as a substitute for  securities  or  to  enhance  returns.  A  stock  index  futures  contract  is  an  agreement  in  which  one  party  agrees  to deliver  to the other  an  amount  of cash  equal  to a  specific  dollar  amount times  the difference between  the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on

these  contracts  to  limit   exposure  to  an   actual   or   anticipated  market   decline.  This  provides  an  alternative  to

liquidation of securities positions. Conversely, during a market advance or  when the Advisor  anticipates an advance,

the  Fund  may  hedge  a  portion  of  its  portfolio  by  purchasing  stock  index  futures,  or  options  on  these  futures.  This affords  a  hedge against  the Fund  not  participating  in  a  market  advance  when  it  is not  fully invested  and  serves  as  a temporary substitute for  the purchase of individual securities, which may later  be purchased  in  a more advantageous manner.

The Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction  of the market  and  is  subject  to  various  additional risks.  The correlation  between  movement  in  the price  of the  stock  index  future  and  the  price  of  the  securities  being  hedged  is  imperfect  and  the  risk  from  imperfect correlation  increases as the composition  of the Fund’s portfolio diverges from the composition  of the relevant index.

In  addition,  if the Fund  purchases  futures  to hedge against market advances  before it  can  invest  in  common  stock  in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position  or  an  option  on  futures depends on  a liquid secondary market. There is no assurance  that  liquid  secondary markets  will  exist  for  any particular  futures  contract  or  option  on  a  futures  contract at  any  particular  time.  The  risk  of  loss  to  the  Fund  is  theoretically  unlimited  when  the  Fund  sells  an  uncovered futures  contract  because  there  is  an  obligation  to  make  delivery  unless  the  contract  is  closed  out,  regardless  of fluctuations in the price of the underlying security.

Foreign  Currency  Futures  Transactions.  Unlike  forward  foreign  currency  exchange  contracts,  foreign currency  futures  contracts  and  options  on  foreign  currency  futures  contract  are  standardized  as  to  amount  and delivery  period  and  may  be  traded  on  boards  of  trade  and  commodities  exchanges  or  directly  with  a  dealer  which makes  a market  in  such  contracts  and  options.  It  is anticipated  that  such  contracts  may provide greater  liquidity and lower  cost than  forward foreign  currency exchange contracts. As part of their  financial futures transactions, the  Fund may  use  foreign  currency  futures  contracts  and  options  on  such  futures  contracts  to  hedge  portfolio  value,  as  a substitute for  currencies or  to enhance returns. Through  the purchase or  sale of such  contracts, the Fund may be able to achieve many of the same objectives as through investing in  forward foreign  currency exchange.

Foreign  Currency  Options.  A  foreign  currency  option  provides  the  option  buyer  with  the  right  to  buy  or sell  a  stated  amount  of  foreign  currency at  the  exercise  price  at  a  specified  date  or  during  the  option  period.  A  call option  gives  its  owner  the right,  but  not  the  obligation,  to  buy the  currency,  while  a  put  option  gives  its  owner  the right,  but  not  the  obligation,  to  sell  the  currency.  The  option  seller  (writer)  is  obligated  to  fulfill  the  terms  of  the option  sold  if  it  is  exercised.  However,  either  seller  or  buyer  may  close  its  position  during  the  option  period  in  the secondary market for  such options at any time prior to expiration.

The Fund may write only foreign  currency options that are “covered” or  for  which  the Fund has segregated liquid  assets  equal  to the exercise liability of the option  that are adjusted  daily to the option’s  current  market  value.

A  call  option  is  “covered”  if  the  Fund  either  owns  the  underlying  currency  or  has  an  absolute  and  immediate right

(such  as a call with  the same or  a later  expiration  date) to acquire that currency.   The Fund may write put options on

a  fully  covered  basis  on  a  currency the  Fund  intends  to  purchase  or  where  the  Fund  arranges  with  its  Custodian  to segregate  cash  or  other  liquid  asset  equal  in  value  to  the  exercise  liability  of  the  put  option  adjusted  daily  to  the option’s  current  market  value.  In  addition,  the  Fund  will  not  permit  the  option  to  become  uncovered  without segregating  liquid  assets  as  described  above  prior  to  the  expiration  of  the  option  or  termination  through  a  closing purchase transaction as described in  “Options on Securities” above.

A  foreign  currency call  option  rises  in  value  if  the  underlying  currency appreciates.  Conversely,  a  foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign  currency option may  protect  the  Fund  against  an  adverse  movement  in  the  value  of  a  foreign  currency,  it  would  not  limit  the  gain which  might  result  from  a  favorable  movement  in  the  value  of  the  currency.  For  example,  if  the  Fund  was  holding securities  denominated  in  an  appreciating  foreign  currency  and  had  purchased  a  foreign  currency  put  to  hedge against  a  decline  in  the  value  of  the  currency,  it  would  not  have  to  exercise  its  put.  In  such  an  event,  however,  the amount of the Fund’s gain  would be offset in  part by the premium paid for  the option. Similarly, if the Fund entered into  a  contract  to  purchase  a  security  denominated  in  a  foreign  currency  and  purchased  a  foreign  currency  call  to hedge  against  a  rise  in  the  value  of  the  currency  between  the  date  of  purchase  and  the  settlement  date,  the  Fund would  not  need  to  exercise  its  call  if  the  currency  instead  depreciated  in  value.  In  such  a  case,  the  Fund  would acquire  the  amount  of  foreign  currency  needed  for  settlement  in  the  spot  market  at  a  lower  price  than  the  exercise price of the option.

REITs.  The  Fund  may  invest  in  securities  of  real  estate  investment  trusts  (“REITs”).  REITs  are  publicly traded  corporations or  trusts that specialize in acquiring, holding and managing residential, commercial  or  industrial real  estate.  A  REIT  is  not  taxed  at  the  entity  level  on  income  distributed  to  its  shareholders  or  unitholders  if  it distributes  to shareholders or  unitholders at least  95%  of its taxable income for  each  taxable year  and complies  with regulatory requirements relating to its organization, ownership, assets and income.

REITs  generally can  be  classified  as  “Equity REITs”,  “Mortgage  REITs”  and  “Hybrid  REITs.”  An  Equity

REIT invests the majority of its assets  directly in  real property and derives its income primarily from rents and from capital  gains  on  real  estate  appreciation  which  are  realized  through  property  sales.  A  Mortgage  REIT  invests  the majority  of  its  assets  in  real  estate  mortgage  loans  and  services  its  income  primarily  from  interest  payments.  A

Hybrid  REIT  combines  the  characteristics  of  an  Equity  REIT  and  a  Mortgage  REIT.  Although  the  Fund  can  invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments  in  the real  estate industry involve  particular  risks.  The real  estate  industry has  been  subject  to substantial  fluctuations  and  declines  on  a local, regional and national basis  in  the past and may continue to be in  the future.  Real  property  values  and  income  from  real  property  may  decline  due  to  general  and  local  economic conditions,  overbuilding  and  increased  competition,  increases  in  property taxes  and  operating  expenses,  changes  in zoning  laws,  casualty  or  condemnation  losses,  regulatory  limitations  on  rents,  changes  in  neighborhoods  and  in demographics,  increases  in  market  interest  rates,  or  other  factors.  Factors  such  as  these  may  adversely  affect companies  that  own  and  operate  real  estate  directly,  companies  that  lend  to  such  companies,  and  companies  that service the real estate industry.

Direct  investments  in  REITs  also  involve  risks.  Equity REITs  will  be  affected  by  changes  in  the  values  of and  income  from  the  properties  they  own,  while  Mortgage  REITs  may  be  affected  by  the  credit  quality  of  the mortgage loans they hold. In  addition, REITs are dependent on  specialized management skills and on their  ability to generate cash  flow  for  operating purposes  and  to make distributions  to shareholders  or  unitholders  REITs  may have limited diversification  and are subject to risks associated  with  obtaining financing for  real property, as  well as  to the risk  of  self-liquidation.  REITs  also  can  be  adversely  affected  by  their  failure  to  qualify  for  tax-free  pass-through treatment  of  their  income  under  the  Internal  Revenue  Code  of  1986,  as  amended,  or  their  failure  to  maintain  an exemption  from  registration  under  the  1940  Act.  By investing  in  REITs  indirectly through  the  Fund,  a  shareholder bears  not  only  a  proportionate  share  of  the  expenses  of  the  Fund,  but  also  may  indirectly  bear  similar  expenses  of some of the REITs in which it invests.

Structured  Securities.  The  Fund  may  purchase  any  type  of  publicly  traded  or  privately  negotiated  fixed income  security,  including  mortgage-backed  securities;  structured  notes,  bonds  or  debentures;  and  assignments  of and participations in loans.

Mortgage-Backed  Securities.  The Fund may invest  in  mortgage-backed  securities,  such  as  those issued  by the  Government  National  Mortgage  Association  (“GNMA”),  Federal  National  Mortgage  Association  (“FNMA”),

Federal  Home  Loan  Mortgage  Corporation  (“FHLMC”)  or  certain  foreign  issuers.  Mortgage-backed  securities represent  direct  or  indirect  participations  in,  or  are  secured  by  and  payable  from,  mortgage  loans  secured  by  real property.  The mortgages  backing  these securities  include,  among  other  mortgage instruments,  conventional  30-year fixed-rate  mortgages,  15-year  fixed-rate  mortgages,  graduated  payment  mortgages  and  adjustable  rate  mortgages.

The government  or  the issuing agency typically guarantees  the payment  of interest  and  principal  of these securities.

However,  the  guarantees  do  not  extend  to  the  securities’  yield  or  value,  which  are  likely  to  vary  inversely  with fluctuations in  interest rates, nor  do the guarantees extend to the yield or  value of the Fund’s shares. These securities generally  are  “pass-through”  instruments,  through  which  the  holders  receive  a  share  of  all  interest  and  principal payments from the mortgages underlying the securities, net of certain fees.

Yields  on  pass-through  securities  are  typically  quoted  by  investment  dealers  and  vendors  based  on  the maturity of the underlying  instruments and  the associated  average life assumption.  The average life of pass-through pools  varies  with  the maturities  of  the  underlying  mortgage loans.  A  pool’s  term may be  shortened  by unscheduled or  early payments of principal on  the underlying mortgages. The occurrence of mortgage prepayments is affected by various  factors,  including  the  level  of  interest  rates,  general  economic  conditions,  the  location,  scheduled  maturity and age of the mortgage and other  social and demographic conditions. Because prepayment rates of individual pools vary  widely,  it  is  not  possible  to  predict  accurately the  average  life  of  a  particular  pool.  For  pools  of  fixed-rate  30-

year  mortgages in a stable interest rate environment, a common  industry practice in  the U.S. has been  to assume that prepayments  will  result  in  a  12-year  average  life,  although  it  may vary depending  on  numerous  factors.  At  present,

pools,  particularly those  with  loans  with  other  maturities  or  different  characteristics,  are priced  on  an  assumption  of average  life  determined  for  each  pool.  In  periods  of  falling  interest  rates,  the  rate  of  prepayment  tends  to  increase,

thereby  shortening  the  actual  average  life  of  a  pool  of  mortgage-related  securities.  Conversely,  in  periods  of  rising rates  the  rate  of  prepayment  tends  to  decrease,  thereby  lengthening  the  actual  average  life  of  the  pool.  However,

these effects  may not  be present,  or  may differ  in  degree,  if the mortgage loans  in  the pools  have adjustable interest rates  or  other  special  payment  terms,  such  as  a  prepayment  charge.  Actual  prepayment  experience  may  cause  the yield of mortgage-backed securities to differ  from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower  interest rates than the original investment, thus affecting the Fund’s yield.

The  rate  of  interest  on  mortgage-backed  securities  is  lower  than  the  interest  rates  paid  on  the  mortgages included  in  the underlying  pool  due to the annual  fees  paid  to the servicer  of the mortgage pool  for  passing  through monthly payments  to  certificate holders  and  to any guarantor,  such  as  GNMA,  and  due to any yield  retained  by the issuer.  Actual  yield  to  the  holder  may  vary  from  the  coupon  rate,  even  if  adjustable,  if  the  mortgage-backed securities  are  purchased  or  traded  in  the  secondary market  at  a  premium  or  discount.  In  addition,  there  is  normally some delay between  the time the issuer receives  mortgage payments from the servicer  and the time the issuer  makes the  payments  on  the  mortgage-backed  securities,  and  this  delay  reduces  the  effective  yield  to  the  holder  of  such securities.

On  September  7,  2008,  the  U.S.  Treasury  Department  and  the  Federal  Housing  Finance  Authority  (the

"FHFA") announced that FNMA and FHLMC had been  placed into conservatorship, a statutory process designed to

stabilize  a  troubled  institution  with  the  objective  of  returning  the  entity  to  normal  business  operations.   The  U.S.

Treasury  Department  and  the  FHFA  at  the  same  time  established  a  secured  lending  facility  and  a  Secured  Stock

Purchase  Agreement  with  both  FNMA  and  FHLMC  to  ensure  that  each  entity had  the  ability to  fulfill  its  financial

obligations.   The  FHFA  announced  that  it  does  not  anticipate  any  disruption  in  pattern  of  payments  or  ongoing business operations of FNMA and FHLMC.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in,

or  are secured  by and payable from, assets such  as motor  vehicle installment sales, installment loan  contracts, leases of  various  types  of  real  and  personal  property and  receivables  from  revolving  credit  (credit  card)  agreements.  Such assets  are  securitized  through  the  use  of  trusts  and  special  purpose  corporations.  Payments  or  distributions  of principal and interest may be guaranteed up  to certain  amounts and for  a certain  time period by a letter  of credit or  a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed  securities  present  certain  risks  that  are  not  presented  by  other  securities  in  which  the  Fund may  invest.  Automobile  receivables  generally  are  secured  by  automobiles.  Most  issuers  of  automobile  receivables permit  the  loan  servicers  to  retain  possession  of  the  underlying  obligations.  If  the  servicer  were  to  sell  these obligations to another  party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number  of vehicles involved in a typical issuance and technical  requirements  under  state  laws,  the  trustee  for  the  holders  of  the  automobile  receivables  may  not  have  a

proper   security  interest   in   the   underlying   automobiles.   Therefore,   there   is   the   possibility  that   recoveries   on

repossessed  collateral  may  not,  in  some  cases,  be  available  to  support  payments  on  these  securities.  Credit  card receivables  are  generally  unsecured,  and  the  debtors  are  entitled  to  the  protection  of  a  number  of  state  and  federal consumer  credit laws, many of which  give such  debtors the right to set  off certain  amounts owed on  the credit cards,

thereby reducing  the balance due.  In  addition,  there is no assurance that  the security interest  in  the collateral  can  be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in  structured notes, bonds and debentures.

Typically, the value of the principal and/or  interest on these instruments is determined by reference to changes in the value  of  specific  currencies,  interest  rates,  commodities,  indexes  or  other  financial  indicators  (the  “Reference”)  or the  relevant  change  in  two  or  more  References.  The  interest  rate  or  the  principal  amount  payable  upon  maturity  or redemption  may  be  increased  or  decreased  depending  upon  changes  in  the  applicable  Reference.  The  terms  of  the structured  securities  may  provide  that  in  certain  circumstances  no  principal  is  due  at  maturity  and,  therefore,  may result  in  the  loss  of  the  Fund’s  entire  investment.  The  value  of  structured  securities  may  move  in  the  same  or  the opposite  direction  as  the  value  of  the  Reference,  so  that  appreciation  of  the  Reference  may  produce  an  increase  or decrease in  the interest rate or  value of the security at maturity. In  addition, the change in interest rate or the value of the  security  at  maturity  may  be  a  multiple  of  the  change  in  the  value  of  the  Reference  so  that  the  security  may  be more or  less volatile than  the Reference, depending on  the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments  and Participations.  The Fund may invest  in  assignments  of and participations  in loans issued by banks and other financial institutions.

When  the  Fund  purchases  assignments  from  lending  financial  institutions,  the  Fund  will  acquire  direct

rights  against   the  borrower   on   the  loan.   However,   since  assignments  are  generally  arranged  through   private

negotiations  between  potential  assignees  and  potential  assignors,  the rights  and  obligations  acquired  by the Fund  as the purchaser  of an assignment may differ  from, and be more limited than, those held by the assigning lender.

Participations  in  loans  will  typically  result  in  the  Fund  having  a  contractual  relationship  with  the  lending financial institution, not  the borrower. The Fund  would  have  the right  to receive payments  of  principal,  interest  and

any  fees  to  which  it  is  entitled  only  from  the  lender  of  the  payments  from  the  borrower.  In  connection   with

purchasing  a  participation,  the  Fund  generally  will  have  no  right  to  enforce  compliance  by  the  borrower  with  the terms of the loan agreement relating to the loan, nor  any rights of set-off against the borrower, and the Fund may not benefit  directly  from  any  collateral  supporting  the  loan  in  which  it  has  purchased  a  participation.  As  a  result,  the

Fund  purchasing  a   participation   will  assume  the  credit  risk  of  both   the  borrower   and  the  lender   selling  the

participation.  In  the  event  of  the  insolvency  of  the  lender  selling  the  participation,  the  Fund  may  be  treated  as  a general creditor of the lender and may not benefit from any set-off between  the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for  such securities. The lack of a liquid secondary market will have an adverse impact on the value of such  securities and  on  the  Fund’s  ability to  dispose  of  particular  assignments  or  participations  when  necessary to  meet  the  Fund’s liquidity  needs  or  in  response  to  a  specific  economic  event,  such  as  a  deterioration  in  the  creditworthiness  of  the borrower.  The  lack  of  a  liquid  market  for  assignments  and  participations  also  may  make  it  more  difficult  for  the

Fund  to  assign  a  value  to  these  securities  for  purposes  of  valuing  the  Fund’s  portfolio  and  calculating  its  net  asset value.

The  Fund  may  invest  in  fixed  and  floating  rate  loans  (“Loans”)  arranged  through  private  negotiations between  a  foreign  government  (a  “Borrower”)  and  one  or  more  financial  institutions  (“Lenders”).  The  majority  of the  Fund’s  investments  in  Loans  are  expected  to  be  in  the  form  of  participations  in  Loans  (“Participations”)  and assignments  of portions  of Loans  from third  parties  (“Assignments”).  Participations  typically will  result  in  the Fund having  a  contractual  relationship  only  with  the  Lender,  not  with  the  Borrower.  The  Fund  will  have  the  right  to receive  payments  of  principal,  interest  and  any  fees  to  which  it  is  entitled  only  from  the  Lender  selling  the

Participation   and  only  upon   receipt   by  the  Lender   of  the  payments  from   the  Borrower.   In   connection   with

purchasing  Participations,  the  Fund  generally  will  have  no  right  to  enforce  compliance  by  the  Borrower  with  the terms  of  the  loan  agreement  relating  to  the  Loan,  nor  any rights  of  set-off  against  the  Borrower,  and  the  Fund  may not  directly benefit  from  any collateral  supporting  the Loan  in  which  it has  purchased  the Participation.  As  a result,

the  Fund  will  assume  the  credit  risk  of  both  the  Borrower  and  the  Lender  that  is  selling  the  Participation.  In  the event  of  the  insolvency  of  the  Lender  selling  a  Participation,  the  Fund  may  be  treated  as  a  general  creditor  of  the

Lender  and  may  not  benefit  from  any  set-off  between  the  Lender  and  the  Borrower.  The  Fund  will  acquire

Participations only if the Lender  interpositioned between  the Fund and the Borrower  is determined by the Advisor  to be creditworthy.

When  the  Fund  purchases  Assignments  from  Lenders,  the  Fund  will  acquire  direct  rights  against  the

Borrower  on  the  Loan.  However,  since  Assignments  are  generally  arranged  through  private  negotiations  between potential  assignees  and  potential  assignors,  the  rights  and  obligations  acquired  by  the  Fund  as  the  purchaser  of  an

Assignment may differ  from, and be more limited than, those held by the assigning Lender.

There  are  risks  involved  in  investing  in  Participations  and  Assignments.  The  Fund  may  have  difficulty disposing  of  them  because  there  is  no  liquid  market  for  such  securities.  The  lack  of  a  liquid  secondary market  will

have   an   adverse   impact   on   the   value   of  such   securities  and   on   the   Fund’s   ability  to  dispose   of  particular

Participations  or  Assignments  when  necessary  to  meet  the  Fund’s  liquidity  needs  or  in  response  to  a  specific economic  event,  such  as  a  deterioration  in  the  creditworthiness  of  the  Borrower.  The  lack  of  a  liquid  market  for

Participations and Assignments  also may make it more difficult  for  the Fund to assign  a value to these securities  for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted  and  Illiquid  Securities.  The  Fund  may  acquire,  in  privately  negotiated  transactions,  securities that  cannot  be  offered  for  public  sale  in  the  United  States  without  first  being  registered  under  the  Securities  Act  of

1933  (“Securities  Act”).  Restricted  securities  are  subject  to  restrictions  on  resale  under  federal  securities  law.

Because  of  these  restrictions,  the  Fund  may  not  be  able  to  readily  resell  these  securities  at  a  price  equal  to  what  it might  obtain  for  similar  securities  with  a  more  liquid  market.  The  Fund’s  valuation  of  these  securities  will  reflect

relevant liquidity considerations.   Under  criteria  established by the Fund’s Trustees,  certain  restricted  securities  sold pursuant  to  Rule  144A  under  the  Securities  Act  may  be  determined  to  be  liquid.  To  the  extent  that  restricted securities  are  not  determined  to  be  liquid,  the  Fund  will  limit  its  purchase,  together  with  other  illiquid  securities including non-negotiable time deposits and repurchase agreements providing for  settlement in  more than  seven  days after notice, to no more than 15% of its net assets.

Restricted  securities  in  which  the Fund  may invest  may include commercial  paper  issued  in reliance on  the exemption  from  registration  afforded  by  Section  4(a)(2)  of  the  Securities  Act.  Section  4(a)(2)  commercial  paper  is restricted  as  to  disposition  under  federal  securities  law,  and  is  generally  sold  to  institutional  investors,  such  as  the

Fund,  who  agree  that  they  are  purchasing  the  paper  for  investment  purposes  and  not  with  a  view  to  public distribution.  Any  resale  by  the  purchaser  must  be  in  an  exempt  transaction.  Section  4(a)(2)  commercial  paper  is

normally  resold  to  other  institutional  investors  like  the  Fund  through  or  with  the  assistance  of  the  issuer   or

investment  dealers  who  make  a  market  in  Section  4(a)(2)  commercial  paper,  thus  providing  liquidity.  The  Advisor believes that Section  4(a)(2) commercial paper and possibly certain  other restricted securities which meet the criteria for  liquidity  established  by  the  Trustees  of  the  Fund  are  quite  liquid.  The  Fund  intend,  therefore,  to  treat  the restricted  securities  which  meet  the  criteria  for  liquidity  established  by  the  Trustees,  including  Section  4(a)(2)

commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase  Agreements.  Securities  held  by  the  Fund  may  be  subject  to  repurchase  agreements.  These transactions  permit  the Fund  to earn  income for  periods  as  short  as  overnight.  The Fund  could  receive less  than  the

repurchase price on  any sale of such  securities.   Under the terms of a repurchase agreement, the Fund would acquire securities  from member  banks  of the Federal Deposit  Insurance Corporation  and registered  broker-dealers and other financial  institutions  that  the  Advisor  deems  creditworthy  under  guidelines  approved  by  the  Trust’s  Board  of

Trustees,  subject  to  the  seller’s  agreement  to  repurchase  such  securities  at  a  mutually  agreed-upon  date  and  price.

The  repurchase  price  would  generally  equal  the  price  paid  by  the  Fund  plus  interest  negotiated  on  the  basis  of current  short-term  rates,  which  may  be  more  or  less  than  the  rate  on  the  underlying  portfolio  securities.  The  seller under  a  repurchase  agreement  will  be  required  to  maintain  continually  the  value  of  collateral  held  pursuant  to  the agreement  at  not  less  than  the  repurchase  price  (including  accrued  interest).  If  the  seller  were  to  default  on  its repurchase  obligation  or  become  insolvent,  the  Fund  holding  such  obligation  would  suffer  a  loss  to  the  extent  that the  proceeds  from  a  sale  of  the  underlying  portfolio  securities  were  less  than  the  repurchase  price  under  the agreement,  or  to  the  extent  that  the  disposition  of  such  securities  by  the  Fund  was  delayed  pending  court  action.

Additionally,  there  is  no  controlling  legal  precedent  confirming  that  the  Fund  would  be  entitled,  as  against  a  claim by such  seller  or  its receiver  or  trustee in  bankruptcy,  to retain  the underlying  securities,  although  the Trust  believes that,  under  the  regular  procedures  normally  in  effect  for  custody  of  the  Fund’s  securities  subject  to  repurchase agreements  and  under  federal  laws,  a  court  of  competent  jurisdiction  would  rule  in  favor  of  the  Trust  if  presented with  the  question.  Securities  subject  to  repurchase  agreements  will  be  held  by  the  Fund’s  custodian  or  another qualified custodian  or  in  the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse  Repurchase  Agreements.  The  Fund  may  enter  into  reverse  repurchase  agreements.  In  a  reverse repurchase  agreement,  the  Fund  sells  a  security and  agrees  to  repurchase  it  at  a  mutually agreed  upon  date  and  at  a price reflecting the interest rate effective for  the term of the agreement. This may also be viewed as the borrowing of money  by  the  Fund.  The  Fund  will  not  invest  the  proceeds  of  a  reverse  repurchase  agreement  for  a  period  which

exceeds  the  duration   of  the  reverse  repurchase  agreement.   The  Fund  may  not   enter   into  reverse  repurchase

agreements  exceeding  in  the aggregate one-third  of the market  value of  its  total  assets,  less  liabilities  other  than  the obligations  created  by  reverse  repurchase  agreements.  The  Fund  will  segregate  assets  consisting  of  cash  or  liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline  below  the  price  of  the  securities  it  has  sold  but  is  obligated  to  repurchase  under  the  agreement.  In  the event  the  buyer  of  securities  under  a  reverse  repurchase  agreement  files  for  bankruptcy  or  becomes  insolvent,  the

Fund’s  use  of  proceeds  from  the  agreement  may  be  restricted  pending  a  determination  by  the  other  party  or  its trustee or receiver  whether to enforce the Fund’s obligation to repurchase the securities.

Loans  of  Portfolio  Securities.  The  Fund  may  lend  securities  if  such  loans  are  secured  continuously  by liquid  assets  consisting  of  cash,  U.S.  Government  securities  or  other  liquid  debt  securities  or  by a  letter  of  credit  in favor  of  the  Fund  at  least  equal  at  all  times  to  100%  of  the  market  value  of  the  securities  loaned,  plus  accrued interest.  While such  securities  are on  loan,  the borrower  will pay the Fund  any income accruing thereon.  Loans  will be subject to termination  by the Fund in the normal settlement time, currently three Business Days after notice, or by the  borrower  on  one  day’s  notice  (as  used  herein,  “Business  Day”  shall  denote  any  day  on  which  the  New  York

Stock Exchange and the custodian  are both  open  for  business). Any gain  or  loss in  the market price of the borrowed securities that occurs during the term of the loan  inures to the lending Fund and  its shareholders. The Fund may pay reasonable  finders’  and  custodial  fees,  including  fees  to  the  Advisor  or  its  affiliate,  in  connection  with  loans.  In addition,  the  Fund  will  consider  all  facts  and  circumstances  including  the  creditworthiness  of  the  borrowing financial  institution,  and  the  Fund  will  not  lend  their  securities  to  any director,  officer,  employee,  or  affiliate  of  the

Advisor,   the Administrator  or  Distributor,  unless  permitted by applicable law.  Loans  of portfolio securities  involve risks,  such  as  delays  or  an  inability  to  regain  the  securities  or  collateral  adjustments  in  the  event  the  borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Fund may engage in short sales against the box. In a short sale, the Fund sells  a  borrowed  security and has a  corresponding obligation  to the lender  to return  the identical security.  The seller does  not  immediately deliver  the securities  sold  and is  said  to have a  short  position  in  those securities  until delivery occurs. The Fund  may engage in  a  short  sale if at  the time of the short  sale the Fund  owns  or  has  the right to obtain without  additional  cost  an  equal  amount  of  the  security  being  sold  short.  This  investment  technique  is  known  as  a short sale “against the box.” It may be entered into by the Fund to, for  example, lock in  a sale price for  a security the

Fund does  not  wish  to sell  immediately.  If the Fund  engages  in  a  short  sale,  the collateral  for  the short  position  will be  segregated  in  an  account  with  the Fund’s  custodian  or  qualified  sub-custodian.  No more than  10%  of the Fund’s net assets (taken at current value) may be held as collateral for  short sales against the box at any one time.

The  Fund  may  make  a  short  sale  as  a  hedge,  when  it  believes  that  the  price  of  a  security  may  decline,

causing  a  decline  in  the  value  of  a  security  owned  by  the  Fund  (or  a  security  convertible  or  exchangeable  for  such security).  In  such  case,  any future losses  in  the Fund’s  long  position  should  be  offset  by a  gain  in  the short  position and, conversely,  any gain  in  the long position  should  be reduced  by a  loss  in  the short  position. The extent to which such  gains  or  losses  are  reduced  will  depend  upon  the  amount  of  the  security  sold  short  relative  to  the  amount  the

Fund  owns.  There  will  be  certain  additional  transaction  costs  associated  with  short  sales  against  the  box,  but  the

Fund will endeavor  to offset these costs with the income from the investment of the cash proceeds  of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain  on  the securities, it may be  required  to  recognize  that  gain  as  if  it  had  actually  sold  the  securities  (as  a  “constructive  sale”)  on  the  date  it effects  the short  sale.  However,  such  constructive sale treatment  may not  apply if the Fund  closes  out  the short  sale with  securities  other  than  the  appreciated  securities  held  at  the  time  of  the  short  sale  and  if  certain  other  conditions are  satisfied.  Uncertainty regarding  the  tax  consequences  of  effecting  short  sales  may limit  the  extent  to  which  the

Fund may effect short sales.

Short  Sales  (excluding  Short  Sales  “Against  the  Box”).  The  Fund  may  sell  securities  short  or  purchase

ETFs  that  sell  securities  short.  A  short  sale  is  a  transaction  in  which  the  Fund  sells  securities  it  does  not  own  in anticipation of a decline in the market price of the securities.

To deliver  the securities  to the buyer, the Fund must  arrange through  a  broker  to borrow the securities  and,

in  so  doing,  the  Fund  becomes  obligated  to  replace  the  securities  borrowed  at  their  market  price  at  the  time  of

replacement,  whatever  that  price  may  be.   The  Fund  will  make  a  profit  or  incur  a  loss  as  a  result  of  a  short  sale depending  on  whether  the  price  of  the  securities  decreases  or  increases  between  the  date  of  the  short  sale  and  the date on  which the Fund purchases the security to replace the borrowed securities that have been  sold. The amount of any  loss  would  be  increased  (and  any  gain  decreased)  by  any  premium  or  interest  the  Fund  is  required  to  pay  in connection with a short sale.

The Fund’s  obligation  to replace the securities  borrowed  in  connection  with  a  short  sale will  be secured  by cash  or  liquid  securities  deposited  as  collateral  with  the  broker.  In  addition,  the  Fund  will  place  in  a  segregated account with its custodian  or a qualified sub-custodian an  amount of cash  or  liquid securities equal to the difference,

if any,  between  (i) the market  value of the securities  sold  at the time they were sold  short and (ii) any cash  or  liquid securities  deposited  as  collateral  with  the broker  in  connection  with  the short  sale (not  including the proceeds  of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that  (a)  the  amount  deposited  in  the  account  plus  the  amount  deposited  with  the  broker  (not  including  the  proceeds from  the  short  sale)  will  equal  the  current  market  value  of  the  securities  sold  short  and  (b)  the amount  deposited  in the  account  plus  the  amount  deposited  with  the  broker  (not  including  the  proceeds  from  the  short  sale)  will  not  be less than the market value of the securities at the time they were sold short.

Municipal  Securities.   Municipal  securities  are  debt  obligations  issued  to  obtain  funds  for  various  public purposes, including the construction  of a wide range of public facilities such as airports, bridges, highways, housing,

hospitals,  mass  transportation,  schools,  streets  and  water  and  sewer  works.    Other  public  purposes  for  which

municipal  securities  may  be  issued  include  refunding  of  outstanding  obligations,   obtaining  funds  for   general

operating expenses and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial  development  bonds  are  issued  by  or  on  behalf  of  public  authorities  to  obtain  funds  to  provide  privately-

operated housing  facilities,  sports  facilities,  convention  or  trade show  facilities, airport, mass  transit, port or  parking facilities,  air  or  water  pollution  control  facilities  and  certain  local  facilities  for  water  supply,  gas,  electricity,  or

sewage  or  solid  waste  disposal.   Such  obligations,  which  may  include  lease  arrangements,  are  included  within  the

term  “municipal  securities”  if the interest  paid thereon  qualifies  as  exempt  from  federal income tax.   Other  types  of

industrial   development   bonds,   the   proceeds   of   which   are   used   for   the   construction,   equipment,   repair   or

improvement  of privately operated  industrial  or  commercial facilities, may constitute municipal  securities,  although the current federal tax laws place substantial limitations on the size of such issues.

The  two  principal  classifications  of  municipal  securities  are  "general  obligation"  and  "revenue"  bonds.

General  obligation  bonds  are secured  by the issuer's  pledge of its  full  faith, credit and taxing power  for  the payment

of  principal  and  interest.   Revenue  bonds  are  payable  only  from  the  revenues  derived  from  a  particular  facility  or class of facilities or, in  some cases, from the proceeds  of a special excise or  other  specific revenue source. Industrial development  bonds  that  are  municipal  securities  are  in  most  cases  revenue  bonds  and  do  not  generally involve  the

pledge  of  the  credit  of  the  issuer  of  such  bonds.   There  are,  of  course,  variations  in  the  degree  of  risk  of  municipal securities, both  within a particular classification and between  classifications, depending upon numerous factors.

The yields on  municipal securities are dependent upon  a variety of factors, including general money market

conditions,   general   conditions  of  the  municipal  securities  market,  size  of  particular   offering,  maturity  of  the

obligation  and rating  of the issue.   The ratings  of  Moody's  and  S&P  represent  their  opinions as  to the quality of the

municipal  securities  which  they  undertake  to  rate.   It  should  be  emphasized,  however,  that  ratings  are  general  and

are not absolute standards of quality.   Consequently, municipal securities with  the same maturity, coupon  and rating may  have  different  yields,  while  municipal  securities  of  the  same  maturity  and  coupon  with  different  ratings  may have the same yield.

The  Fund  may  invest  in  "private  activity"  bonds.   The  Fund  may  also  purchase  participation  interests  in municipal  securities  (such  as  industrial  development  bonds)  from  financial  institutions,  including  banks,  insurance

companies  and  broker-dealers.    A  participation  interest  gives  the  Fund  an  undivided  interest  in  the  municipal securities  in  the proportion  that the Fund's  participation  interest  bears  to the  total  principal  amount  of the municipal securities.  These instruments may be variable or  fixed rate.

Provisions  of  the  federal  bankruptcy  statutes  relating  to  the  adjustment  of  debts  of  political  subdivisions and  authorities  of  states  of  the  United  States  provide  that,  in  certain  circumstances,  such  subdivisions  or  authorities

may  be  authorized  to  initiate  bankruptcy  proceedings  without   prior  notice  to  or   consent   of  creditors,   which

proceedings  could  result  in  material  and  adverse  modification  or  alteration  of  the  rights  of  holders  of  obligations issued by such  subdivisions or authorities.

Litigation   challenging   the   validity   under   state   constitutions   of   present   systems   of   financing   public

education  has  been  initiated  or  adjudicated  in  a  number  of  states,  and  legislation  has  been  introduced  to  effect

changes  in  public  school  finances  in  some  states.    In  other  instances  there  has  been  litigation  challenging  the issuance  of  pollution  control  revenue  bonds  or  the  validity  of  their  issuance  under  state  or  federal  law  which litigation  could  ultimately  affect  the  validity  of  those  Municipal  Securities  or  the  tax-free  nature  of  the  interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s  Board  of Trustees  has  adopted  policies  and  procedures  for  the public  and nonpublic disclosure

of  the  Fund’s  portfolio  securities.    A  complete  list  of  the  Fund’s  portfolio  holdings  are  publicly  available  on  a quarterly basis through  filings made with the SEC on  Forms N-CSR and N-Q.

As  a  general matter, no information  concerning the portfolio holdings  of the Fund  may be disclosed  to any unaffiliated third party except (1) to service providers that require such information  in the course of performing their duties  (for  example,  the  Fund’  custodian,  administrator,  investment  adviser,  sub-investment  adviser,  independent

public accountants,  attorneys,  officers  and trustees)  and  are subject  to a  duty of confidentiality,   and  (2)  pursuant  to

certain  exceptions  that  serve  a  legitimate  business  purpose.    These  exceptions  may  include:    (1)  disclosure  of

portfolio  holdings  only after  such  information  has  been  publicly disclosed  and  (2)  to  third-party  vendors,  currently consisting  of  Morningstar  Investment  Services  and  Lipper  Analytical  Services  that  (a)  agree  to  not  distribute  the portfolio  holdings  or  results  of  the  analysis  to  third  parties,  other  departments  or  persons  who  are  likely  to  use  the information  for  purposes  of  purchasing  or  selling  the  Fund  before  the  portfolio  holdings  or  results  of  the  analysis

become  publicly  available;  and  (b)  sign  a  written  confidentiality  agreement.   The  confidentiality  agreement  must

provide,  but  is  not  limited  to,  that  the  recipient  of  the  portfolio  holdings  information  agrees  to  limit  access  to  the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio  holdings  information  and  (2)  subject  to  confidentiality  obligations,  including  duties  not  to  trade  on  non-

public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither  the  Fund  nor  the  Adviser  may  enter  into  any  arrangement  providing  for  the  disclosure  of  non-

public  portfolio  holding  information  for  the receipt  of  compensation  or  benefit  of  any kind.   Any exceptions  to  the

policies   and  procedures   may  only  be   made   by  the   consent   of  the   Trust’s   chief  compliance   officer   upon   a

determination  that  such  disclosure serves  a  legitimate business  purpose  and  is  in  the best  interests  of the Funds  and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The  Board  of  Trustees  manages  the  business  and  affairs  of  the  Trust  and  appoints  or  elects  officers responsible  for  the  day-to-day  operations  of  the  Trust  and  the  execution  of  policies  established  by Board  resolution or  directive.  In  the  absence  of  such  provisions,  the  respective  officers  have  the  powers  and  discharge  the  duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The  Trustees  who  are  not  “interested  persons”  (for  regulatory  purposes)  of  the  Trust  or  an  advisor  or  the

Distributor  (the  “Independent  Trustees”)  are  charged  with,  among  other  functions, recommending  to  the  full  Board approval  of  the  distribution,  transfer  agency  and  accounting  services  agreements  and  the  investment  advisory agreements.  When  considering  approval  of the existing  advisory agreements,  the Independent  Trustees  evaluate the nature and quality of the services provided  by the Advisor, the performance of the Fund, the Advisor’s costs and the profitability of the agreements  to the Advisor,  ancillary benefits  to the Advisor  or  their  affiliates  in  connection  with its relationship to the Fund and the amount of fees charged in comparison  to those of other investment companies.

The  Board  of  Trustees  currently  has  two  standing  committees:  the  Audit  Committee  and  the  Valuation

Committee. Each  committee is described below.

The  term  of  office  for  each  Trustee  is  for  the  duration  of  the  Trust  or  until  death,  removal,  resignation  or retirement.  The term of office of each  officer  is until the successor  is elected.

Information  pertaining  to  the  Trustees  and  officers  of  the  Trust,  including  their  principal  occupations  for the last five years, is set forth  below.

Disinterested Trustees

Name, Address,

Position(s)

Term and

Principal

Number of

Other Directorships Held

Year of Birth

Held

Length

Occupation(s)

Portfolios

During Past 5 Years

with

Served*

During Past 5 Years

Overseen In

Registrant

The Fund

Complex**

Tobias Caldwell

Trustee

Since

Manager of

28

Variable Insurance Trust

c/o Mutual Fund

6/2006

Genovese Family

since 2010

Series Trust

Enterprises, a real

17605 Wright Street,

estate firm, since

Omaha NE 68130

1999. Managing

Year of Birth:  1967

Member  of PTL

Real Estate LLC, a

real

estate/investment

firm, since 2000.

Managing Member

of Bear  Property,

LLC, a real estate

firm, since 2006.

President of

Genovese Imports,

an importer/

distributor of wine,

from 2005 to 2011.

Tiberiu Weisz

Trustee

Since

Attorney with and

28

Variable Insurance Trust

c/o Mutual Fund

6/2006

shareholder of

since 2010

Series Trust

Gottlieb, Rackman

17605 Wright Street,

& Reisman, P.C.,

Omaha NE 68130

since 1994.

Year of Birth:  1949

Dr. Bert Pariser

Trustee

Since

Managing Partner

28

Variable Insurance Trust

c/o MITCU

5/2007

of The MITCU

since 2010

Corporation

Corporation, a

860 East Broadway,

technology

Suite 2D, Long

consulting firm

Beach, NY 11561

since 2004. Faculty

Year of Birth: 1940

Member  Technical

Career Institutes,

since 1991

Interested Trustee*** and Officers

Number of

Other

Position(s)

Portfolios

Directorships

Held

Term and

Overseen In

Held

Name, Address,

with

Length

Principal Occupation(s)

The Fund

During Past

Year of Birth

Registrant

Served*

During Past 5 Years

Complex**

5 Years

Jerry Szilagyi

Trustee,

Trustee

Managing Member, Catalyst

28

Variable

22 High  Street

President

since

Capital Advisors LLC,

Insurance

Huntington, NY

and

7/2006;

1/2006- present; President,

Trust since

11743

Secretary

President

MFund Distributors LLC,

2010

Year of Birth:  1962

since

10/12-present; President,

2/2012;

MFund Services LLC,

Secretary

1/2012 - Present; President,

since

Abbington Capital Group

2/2013

LLC, 1998- present;

President, Cross Sound

Capital LLC, 6/2011 to

10/2013; President, Mutual

Advisors, Inc., 3/2011 to

present; CEO,

ThomasLloyd Global Asset

Management (Americas)

LLC, 9/2006 to 2010.

Erik Naviloff

Treasurer

Since

Vice President – Fund

N/A

N/A

80 Arkay Drive

4/2012

Administration, Gemini

Hauppauge, New

Fund Services, LLC, since

York 11788

2011; Assistant Vice

Year of Birth:  1968

President, Gemini Fund

Services, 2007 - 2012;

Senior Accounting

Manager, Fixed Income,

Dreyfus Corporation 2002

to 2007.

Aaron  Smith

Assistant

Since

Manager - Fund

N/A

Aaron  Smith

80 Arkay Drive.

Treasurer

11/2013

Administration, Gemini

80 Arkay

Hauppauge, New

Fund Services, LLC, since

Drive.

York 11788

2012; Authorized Officer,

Hauppauge,

Year of Birth:  1974

UBS Global Asset

New York

Management, a business

11788

division  of UBS AG, 2010-

Year of

2012; Mutual Fund

Birth:  1974

Accounting Supervisor,

Morgan Stanley, 1998-2007.

Brian Curley

Assistant

Since

Assistant Vice President,

N/A

N/A

80 Arkay Drive.

Treasurer

11/2013

Gemini Fund Services, LLC

Hauppauge, New

(since 2012); Senior

York 11788

Controller  of Fund

Year of Birth:  1970

Treasury, The Goldman

Sachs Group, Inc. (2008 –

2012); Senior Associate of

Fund Administration,

Morgan Stanley (1999 –

2008).

Steve Troche

Assistant

Since

Junior  Paralegal, Gemini

N/A

N/A

80 Arkay Drive.

Secretary

2/2013

Fund Services, LLC, since

Hauppauge, New

2012; Legal Assistant,

York 11788

Gemini Fund Services,

Year of Birth:  1984

LLC, 2011 to 2012;

MetLife, Financial Services

Representative, 2008 to

2010.

Debra Brown

Chief

Since

Chief Compliance Officer,

N/A

N/A

CCO Compliance

Compliance      7/2012

CCO Compliance Services,

1140 Avenue of the

Officer

LLC 7/2012 to present;

Americas, 9th  Floor

Attorney, Brown  &

New York, NY

Associates LLC 9/2000 to

10036

the present

Year of Birth:  1962

* The term of office of each Trustee is indefinite.

**   The  ‘Fund  Complex’  includes   the  Trust   and  Variable   Insurance   Trust,   a  registered   open-end  investment

company.

***The  Trustee  who  is  an  “interested  persons”  of  the  Trust  as  defined  in  the  1940  Act  is  an  interested  person  by virtue of being an officer  of the Fund advisor.

Leadership  Structure.   The  Trust  is  led  by  Mr.  Jerry  Szilagyi,  who  has  served  as  the  Chairman  of  the  Board  since

2010.   Mr.  Szilagyi  is  an  interested  person  by  virtue  of  his  controlling  interest  in  the  Advisor,  which  also  serves  as

investment  adviser  to  other  certain  series  of  the  Trust.   The  Board  of  Trustees  is  comprised  of  Mr.  Szilagyi,  an

Interested  Trustee,  and  Mr.  Tobias  Caldwell,  Mr. Tiberiu  Weisz  and  Dr.  Bert  Pariser,  each  an  Independent  Trustee.

The  Trust  does  not  have  a  Lead  Independent  Trustee,  but  governance  guidelines  provide  that  Independent  Trustees

will  meet  in  executive  session  at  each  Board  meeting.   Under  the  Trust’s  bylaws  and  governance  guidelines,  the

Chairman  of the Board is responsible for  (a) chairing  Board meetings, (b) setting the agendas for  these meetings and

(c)  providing  information  to Board members  in  advance of  each  Board meeting and  between  Board  meetings.    The

Trustees  believe  this  is  the  most  appropriate  leadership  structure  for  the  Trust  given  Mr.  Szilagyi’s  background  in the  investment  management  industry  and  his  experience  in  providing  both  advisory  and  administrative  services  to

other  mutual  funds.    Additionally,  as  the  President  of  MFund  Services  LLC,  which  provides  management  and administrative  services  to  the  Fund,  Mr.  Szilagyi  is  well  positioned  and  informed  regarding  issues  requiring  the attention  of the Board, and as the leader  of the Board,  can  ensure such  issues  are included  in  the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk  Oversight.  In  its  risk  oversight  role,  the  Board  oversees  risk  management,  and  the  full  Board  engages  in

discussions  of  risk  management  and  receives  reports  on  investment  and  compliance  risk   at  quarterly meetings  and

on  an ad hoc basis, when and if necessary. The Board, directly or  through  its Audit Committee, reviews reports from among  others,  the  advisers,  sub-advisers,  the  Trust’s  Chief  Compliance  Officer,  the  Trust’s  independent  registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund  and the risk management  programs  of the Trust,  the advisers  and  certain  service providers. The full  Board regularly  engages  in  discussions  of  risk  management  and  receives  compliance  reports  that  inform  its  oversight  of risk management from the Trust’s Chief Compliance Officer  at quarterly meetings and on an ad hoc basis, when and if  necessary.  The  Trust’s  Chief  Compliance  Officer  also  meets  at  least  quarterly  in  executive  session  with  the

Independent  Trustees.  The  actual  day-to-day  risk  management  with  respect  to  the  Fund  resides  with  the  Fund’s adviser  and  other  service  providers  to  the  Fund.  Although  the  risk  management  policies  of  the  adviser  and  the service providers are designed to be effective, those policies  and their  implementation  vary among service providers and  over  time,  and  there  is  no  guarantee  that  they  will  be  effective.  Generally,  the  Board  believes  that  its  oversight of  material  risks  is  adequately  maintained  through  the  risk-reporting  chain  where  the  Chief  Compliance  Officer  is the primary recipient and communicator of such risk-related information.

Audit  Committee.   Mr.  Caldwell,  Mr.  Weisz  and  Dr.  Pariser  serve  on  the  Board’s  Audit  Committee.   The  Board’s

Audit  Committee  is  a  standing  independent  committee  with  a  separate  chair.   The  primary  function  of  the  Audit

Committee is to assist the full Board in  fulfilling its oversight responsibilities to the shareholders and the investment community relating  to fund  accounting, reporting  practices  and  the quality and  integrity of the financial reports. To satisfy these responsibilities,  the Audit  Committee reviews  with  the independent  auditors,  the audit  plan  and results and  recommendations  following  independent  audits,  reviews  the  performance  of  the  independent  auditors  and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and  supporting  documentation  to  the  full  Board.  During  the fiscal  year  ended  June  30,  2013,  the  Audit  Committee met four times.

Valuation Committee. The Valuation Committee is composed of at least one Independent Trustee and one individual from  the  Fund’s  administrator.  The  Pricing  Committee  is  responsible  for  the  valuation  and  revaluation  of  any portfolio  investment  for  which  market  quotations  or  sale  prices  are not  readily available.  The  Valuation  Committee meets as is required. During the fiscal  year  ended June 30, 2013, the Valuation Committee held three meetings.

Background  and  Qualifications  of  the  Trustees.   Mr.  Szilagyi  is  the  managing  member  of  the  Advisor,  an  original

sponsor  of the Trust.   He is  also President  of MFund  Services  LLC  which  provides  management  and administrative

services   to   the   Trust.   Mr.   Szilagyi   has   many   years   of   experience   managing   mutual   funds   and   providing

administrative  services  to  other  mutual  funds.   His  experience  in  the  investment  management  industry  makes  him uniquely qualified to serve as the Trust’s Chairman.

Mr.  Caldwell  is  the  manager  of  a  real  estate  investment  firm.    Mr.  Caldwell’s  experience  in  the  real  estate  and

investment  industries  provides  the  Board  with  an  additional  perspective  and  understanding  of  investment  strategies used by advisers to the Fund.

Mr.  Weisz is an  attorney and  provides  the Board  with  insight  and  experience regarding their  duties  and  standards  of care as well as legal procedures related to the Board’s responsibilities.

Dr.  Pariser  in  the  managing  partner  of  a  technology  consulting  firm  and  has  served  on  the  Boards  of  many  other

companies.   His  experience with  other  Boards  provides  the Trustees  with  insight  as  to the manner  in  which  matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2013

Name of Trustee

Mr. Caldwell

Mr. Weisz

Dr. Pariser

Mr. Szilagyi

Dollar  Range of Equity Securities

None

None

None

None

in the Fund

Aggregated Dollar  Range of

$50,000-

Over  $100,000

Over  $100,000

Over  $100,000

Equity Securities in all Registered

$100,000

Investment Companies overseen

by Trustee in the Trust

The Fund was not  in operation as of December  31, 2013.

Compensation of the Board of Trustees

Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Fund, will be paid a quarterly  retainer  of  $250  per  fund  in  the  Trust  and  $500  per  Valuation  Committee  meeting  and  per  special  board

meeting  attended  at  the  discretion  of  the  Chairman.   The  Chairman  of  the  Trust’s  Audit  Committee  receives  an additional  fee  of  $400  per  fund  in  the  Trust  per  year.  The  fees  paid  to  the  Trustees  are  paid  in  Fund  shares  and allocated  pro  rata  among  the  Funds  in  the  complex.  The  “interested  persons”  of  the  Trust  receive  no  compensation from the Fund.

The  following  table  describes  the  compensation  paid  to  the  Trustees  of  the  Trust  during  the  most  recent

fiscal  year  ended  June  30,  2013.   The  Trust  has  no  retirement  or  pension  plans.   The  Fund  was  not  in  operation

during   the   Trust’s   fiscal   year   ended   June   30,   2013,   however,   the   following   table   describes   the   estimated

compensation  from the Fund to be paid to the Trustees for  the fiscal year  ending June 30, 2014.

Compensation Table

Name of Person, Position(s)

Mr. Caldwell

Mr. Weisz

Dr. Pariser

Mr. Szilagyi**

Aggregate Compensation from

the Fund

$350

$250

$250

$0

Total Compensation from

Fund Complex*

$36,350

$30,250

$30,250

$0

*  The  ‘Fund  Complex’  includes  Mutual  Fund  Series  Trust  and  Variable  Insurance  Trust,  a  registered  open-end investment company with  series currently in registration.

** Mr. Szilagyi is compensated by MFund Services LLC  for  administrative support services to the Trust.  Please see the “Transfer Agent, Fund Accounting and Administrator” section  for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or  the terms of the advisory agreement with the

Advisor.  Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund).

As of the date of this Statement of Additional Information, the  Fund had not yet commenced operations and had no shareholders.

ADVISOR

Catalyst Capital Advisors LLC has been retained by the Fund under a Management Agreement to act as the

Fund’s advisor, subject to the authority of the Board of Trustees.   The Advisor  was organized under the laws of New

York   on   January  24,   2006.     The   Advisor   oversees   the   day-to-day  investment   decisions   for   the   Fund   and

continuously reviews,  supervises  and  administers  the Fund’s investment program.   The address  of the Advisor  is 22

High  Street, Huntington, NY 11743. Jerry Szilagyi is the controlling member  of the Advisor.

The  Management  Agreement  provides  that  the  Advisor  will  provide  the  Fund  with  investment  advice  and supervision  and  will  continuously  furnish  an  investment  program  for  the  Fund  consistent  with  the  investment objectives and policies of the Fund. The Advisor  is responsible for  the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under  the  terms  of  the  Management  Agreement,  the  Advisor  manages  the  investment  of  the  assets  of  the

Fund in  conformity with  the investment objectives and policies of the Fund. It is the responsibility of the Advisor  to make  investment  decisions  for  the  Fund  and  to  provide  continuous  supervision  of  the  investment  portfolios  of  the

Fund.

For  its  services  under  the  Management  Agreement,  the  Advisor  is  paid  a  monthly  management  fee  at  the

annual  rate  of  1.50%  of  the  average  daily  net  assets  for  the  Fund.   The  Advisor  pays  expenses  incurred  by  it  in

connection  with  acting  as  advisor,  other  than  costs  (including  taxes  and  brokerage  commissions,  borrowing  costs,

costs  of  investing  in  underlying  funds  and  extraordinary expenses,  if  any)  of  securities  purchased  for  the  Fund  and other  expenses  paid  by  the  Fund  as  detailed  in  the  Fund’s  Management  Agreement.  The  Advisor  pays  for  all employees,  office  space  and  facilities  required  by  it  to  provide  services  under  the  Management  Agreement,  except for  specific items of expense referred to below.

Except  for  the  expenses  described  above  that  have  been  assumed  by  the  Advisor,  all  expenses  incurred  in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the  Board  of  Trustees;  interest  charges;  taxes;  brokerage  commissions;  expenses  of  valuing  assets;  expenses  of continuing  registration  and  qualification  of  the  Fund  and  the  shares  under  federal  and  state  law;  share  issuance expenses;  fees  and  disbursements  of  independent  accountants  and  legal  counsel;  fees  and  expenses  of  custodians,

including    sub-custodians    and    securities    depositories,    transfer    agents    and    shareholder    account    servicing

organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders;  expenses  of shareholder  meetings;  costs  of investing  in  underlying  funds;  and insurance premiums.

The Fund  is also liable for  nonrecurring  expenses,  including litigation  to which  it may from  time to time be a  party.

Expenses  incurred  for  the  operation  of  the  Fund,  including  the  expenses  of  communications  with  its  shareholders,

are paid by the Fund.

The  Advisor  has  contractually  agreed  to  waive  fees  and/or  reimburse  expenses  but  only  to  the  extent necessary to maintain  the Funds’ total annual  operating  expenses  (excluding  brokerage  costs;  12b-1  fees,  borrowing costs,  such  as  (a)  interest  and  (b)  dividends  on  securities  sold  short;  taxes;  costs  of  at  1.70%  for  all  classes  of  the

Fund's  shares  through  October  31,  2015.   Each  waiver  or  reimbursement  by the  Advisor  is  subject  to  repayment  by the  Fund  within  the  three  fiscal  years  following  the  fiscal  year  in  which  that  particular  expense  is  incurred,  if  the

Fund is able to make the repayment  without  exceeding the expense limitation  in  effect  at  the time of the waiver  and the repayment is approved by the Board of Trustees.

The  Management  Advisory  Agreement  with  the  Fund  continues  in  effect  for  an  initial  two  year  term  and then  from year  to year  as long as its continuation  is approved at least annually by the Board of Trustees, including a

majority  of  the  Trustees  who  are  not  “interested  persons,”  or  by  the  shareholders  of  the  Fund.   The  Management

Agreement  may  be  terminated  at  any  time  upon  60  days’  written  notice  by  the  Fund  or  by  a  majority  vote  of  the outstanding shares or  90 days’  written  notice by the Advisor  and will  terminate automatically upon  assignment. The

Management  Agreement  was  initially approved  at  a meeting of the Board  of Trustees  of the Trust held  on  February

11,  2014.  A  discussion  of  the  matters  considered  by  the  Board  in  connection  with  the renewal  of  the  Management

Agreement will be made available in  Fund’s Annual Report to Shareholders dated June 30, 2014.

The  Management  Agreement  provides  that  the  Advisor  shall  not  be  liable  for  any  error  of  judgment  or  mistake  of law  or  for  any  loss  suffered  by  the  Trust  in  connection  with  the  performance  of  its  duties,  except  a  loss  resulting from  a  breach  of  fiduciary  duty  with  respect  to  the  receipt  of  compensation  for  services  or  a  loss  resulting  from willful  misfeasance,  bad  faith,  or  gross  negligence  on  the  part  of  the  Advisor  in  the  performance  of  its  duties,  or from reckless disregard of its duties and obligations thereunder.

Sub-Investment Advisor

Castle Financial  & Retirement  Planning  Associates  Inc., an  investment  advisory firm  founded  in  1992, has been  retained  to act  as  the Sub-Advisor  to the Fund  under  an  Investment  Sub-Advisory Agreement  (“Sub-Advisory

Agreement”)  with  the  Advisor.   The  Sub-Advisor  is  controlled  by  Al  Procaccino,  II,  the  Sub-Advisor’s  President,

Chief Executive Officer  and  Chief Compliance Officer.   Sub-Advisor  also provides  investment advisory services  to individuals,  high  net  worth  individuals,  and  pension  and  profit  sharing  plans.  The  Investment  Adviser  and  the

Trustees  have  chosen  to  engage  Sub-Advisor  as  the  sub-advisor  to  the  Fund  in  part  because  of  Sub-Advisor’s  prior expertise and performance in advising other accounts.

As  compensation  for  the  sub-advisory  services  it  provides  to  the  Fund,  the  Advisor  will  pay  the  Sub-

Advisor  50%  of  the  net  advisory  fees  earned  by  the  Advisor  from  the  Fund.  For  this  purpose,  “net  advisory  fees”

mean  advisory  fees  collected  from  the  Fund  (net  of  fee  waivers  due  to  expense  caps)  less  any  revenue  sharing  and asset-based  fees paid to broker-dealers or  custodians with assets in  the Fund. The fee paid  to the Sub-Advisor  by the

Advisor  will  be  paid  from  the  Advisor’s  management  fee  and  is  not  an  additional  cost  to  the  Fund.  The  Sub-

Advisory Agreement  is  effective  for  an  initial  two  year  period  and  continues  in  effect  for  successive  twelve-month periods,  provided  that  the  Board  of  Trustees  annually  approves  it  for  continuance.  The  Sub-Advisory  Agreement was initially approved at a meeting of the Board of Trustees of the Trust held on  February 11, 2014. A discussion  of the  matters  considered  by  the  Board  in  connection  with  the  renewal  of  the  Sub-Advisory  Agreement  will  be  made available in  Fund’s Annual Report to Shareholders dated June 30, 2014.

Portfolio Manager

Al  Procaccino,  II  and  Korey  Bauer  serves  as  the  Fund's  portfolio  managers  responsible  for  the  day-to-day management of the Fund. Each Messrs. Procaccino and Bauer receive a salary from the Sub-Advisor. Mr. Bauer also receives a bonus as the discretion of the Sub-Advisor. In addition, Messrs. Procaccino and Bauer receive a portion of the fee received pursuant to the Sub-Advisory Agreement.

As  of  June  30,  2013,  the  number  of,  and  total  assets  in  all  registered  investment  companies,  other  pooled investment vehicles, and other accounts overseen  by the portfolio managers are as follows:

Registered Investment

Other Pooled Investment

Name of

Companies

Vehicles Managed

Other Accounts Managed

Portfolio

Manager

Number      Total Assets

(millions)

Number

Total Assets

(millions)

Number      Total Assets

(millions)

Al Procaccino

0

$0

0

$0

206

$77

Korey Bauer

0

$0

0

$0

0

$0

The  advisory  fee  for  investment  vehicles  listed  in  the  above  table  is  not  based  on  the  performance  of  the account.

As of the date of this SAI, the Fund’s portfolio managers did not beneficially own  any shares of the Fund.

Potential Conflicts of Interest

Actual  or  apparent  conflicts  of  interest  may  arise  when  a  portfolio  manager  has  day-to-day  management

responsibilities  with  respect  to  more  than  one  fund  or  other  accounts.   More  specifically,  portfolio  managers  who

manage multiple funds are presented with the following potential conflicts:

The  management  of  multiple  accounts  may result  in  a  portfolio  manager  devoting  unequal  time  and  attention to the management of each  account.  The management of multiple funds and accounts also may give rise to potential conflicts  of  interest  if  the  Fund  and  accounts  have  different  objectives,  benchmarks,  time horizons,  and  fees  as  the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•      With  respect  to  securities  transactions  for  the  Fund,  the  Advisor  determines  which  broker  to  use  to

execute  each  order,  consistent  with  the  duty  to  seek  best  execution  of  the  transaction.   The  portfolio

manager  may  execute  transactions  for  another  fund  or  account  that  may  adversely  impact  the  value  of securities held by the Fund. Securities selected  for  funds or  accounts other  than  the Fund may outperform the securities selected for  the Fund.

•       The   appearance   of  a   conflict   of  interest   may  arise   where  an   advisor   has   an  incentive,   such   as  a

performance-based  management  fee.  The  management  of  personal  accounts  may  give  rise  to  potential conflicts  of  interest;  there  is  no  assurance  that  the  Fund’s  code  of  ethics  will  adequately  address  such

conflicts.   One of the portfolio manager's numerous responsibilities is  to assist  in  the sale of Fund shares.

Because  the  portfolio  manager’s  compensation  is  indirectly  linked  to the  sale  of Fund  shares,  they  may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•       Although  the Portfolio Managers generally do not trade securities in their  own  personal account, the Fund has  adopted  a  code  of  ethics  that,  among  other  things,  permits  personal  trading  by  employees  under conditions  where  it  has  been  determined  that  such  trades  would  not  adversely  impact  client  accounts.

Nevertheless,  the  management  of  personal  accounts  may  give  rise  to  potential  conflicts  of  interest,  and there is no assurance that these codes of ethics will adequately address such conflicts.

The Advisor, Sub-Advisor  and the Fund have adopted certain compliance procedures which are designed to

address  these  types  of  conflicts.   However,  there  is  no  guarantee  that  such  procedures  will  detect  each  and  every situation in  which a conflict arises.

CODE OF ETHICS

The Advisor,  Northern  Lights Distributors, LLC and the Fund have adopted codes  of ethics under  Rule 17j-

1(c)  of  the  1940  Act.   The  purpose  of  each  code  is  to  avoid  potential  conflicts  of  interest  and  to  prevent  fraud,

deception  or  misconduct  with  respect  to  the  Fund.   Such  codes  of  ethics  permit  personnel  covered  by  the  codes  to

invest in  securities that may be purchased by the Fund, subject to the restrictions of the code.   The codes are filed as

exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini  Fund  Services,  LLC  (“GFS”),  which  has  its  principal  office  at  80  Arkay  Drive,  Hauppauge,  New

York  11788,  serves  as  administrator,  fund  accountant  and  transfer  agent  for  the  Fund  pursuant  to  a  Fund  Services

Agreement  (the  “Agreement”)  with  the  Fund  and  subject  to  the  supervision  of  the  Board.  GFS  is  primarily  in  the business  of  providing  administrative,  fund  accounting  and  transfer  agent  services  to  retail  and  institutional  mutual funds. GFS is an affiliate of the Distributor.

GFS  may also  provide  persons  to  serve  as  officers  of  the  Fund.  Such  officers  may be  directors,  officers  or employees of GFS or  its affiliates.

The Agreement  will remain  in  effect  for  an  initial  term  of three  years  from  the effective date  for  the Fund,

and  will  continue  in  effect  for  successive  twelve-month  periods  provided  that  such  continuance  is  specifically

approved  at  least  annually  by  a  majority  of  the  Board.   The  Agreement  is  terminable  by  the  Board  or  GFS  on  90 days’  written  notice  and  may  be  assigned  by  either  party,  provided  that  the  Trust  may  not  assign  this  agreement without the prior  written  consent of GFS. The Agreement provides that GFS shall be without liability for  any action reasonably taken or  omitted pursuant to the Agreement.

Under  the  Agreement,  GFS  performs  administrative  services,  including:   (1)  monitor  the  performance  of

administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and  operations  for  post-trade  compliance  with  the  Fund’s  registration  statement  and  applicable  laws  and  rules;  (3)

prepare   and   coordinate   the   printing   of   semi-annual   and   annual   financial   statements;   (4)   prepare   selected

management reports  for  performance and compliance analyses;  (5)  prepare and  disseminate materials for  and attend and  participate  in  meetings  of  the  Board;  (6)  determine  income  and  capital  gains  available  for  distribution  and calculate  distributions  required  to  meet  regulatory,  income,  and  excise  tax  requirements;  (7)  review  the  Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain  the Trust's  operating  expense budget  to determine proper  expense accruals  to be charged  to each  Fund to calculate its  daily net  asset  value;  (9)  assist  in  and  monitor  the preparation,  filing,  printing  and  where applicable,

dissemination  of  periodic  reports  to  the  Trustees,  shareholders  and  the  SEC,  notices  pursuant  to  Rule  24f-2,  proxy materials  and  reports  to  the  SEC  on  Forms  N-SAR,  N-CSR,  N-Q  and  N-PX;  (10)  coordinate  the  Trust's  audits  and examinations  by assisting  each  Fund’s  independent  public  accountants;  (11)  determine,  in  consultation  with  others,

the  jurisdictions  in  which  shares  of  the  Trust  shall  be  registered  or  qualified  for  sale and  facilitate  such  registration or  qualification;  (12)  monitor  sales  of  shares  and  ensure  that  the  shares  are  properly  and  duly  registered  with  the

SEC;  (13) monitor  the calculation  of performance data  for  the Fund;  (14)  prepare,  or  cause to  be  prepared,  expense and  financial  reports;  (15)  prepare  authorization  for  the  payment  of  Trust  expenses  and  pay,  from  Trust  assets,  all bills  of the Trust;  (16)  provide information  typically supplied  in  the investment  company industry to companies that track  or  report  price,  performance  or  other  information  with  respect  to  investment  companies;  (17)  upon  request,

assist  each  Fund  in  the  evaluation  and  selection  of  other  service  providers,  such  as  independent  public  accountants,

printers,  EDGAR  providers  and  proxy  solicitors  (such  parties  may  be  affiliates  of  GFS);  and  (18)  perform  other services,  recordkeeping  and  assistance  relating  to  the  affairs  of  the  Trust  as  the  Trust  may,  from  time  to  time,

reasonably request.

GFS  also  provides  the  Fund  with  accounting  services,  including:   (i)  daily computation  of  net  asset  value;

(ii)  maintenance  of  security  ledgers  and  books  and  records  as  required  by  the  1940  Act;  (iii)  production  of  the

Fund’s  listing  of  portfolio  securities  and  general  ledger  reports;  (iv)  reconciliation  of  accounting  records;  (v)

calculation  of yield and total return  for  the Fund; (vi) maintaining certain  books and records described in  Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and

(vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder  servicing agent for  the Fund pursuant to the

Agreement.  Under  the  agreement,  GFS  is  responsible  for  administering  and  performing  transfer  agent  functions,

dividend  distribution,  shareholder  administration,  and  maintaining  necessary  records  in  accordance  with  applicable rules and regulations.

For  these  services,  the  Fund  pays  GFS  an  annual  asset-based  fee  of  0.13%  of  net  assets  up  to  $50  million,

with  lower  fees  when  the  collective  assets  all  mutual  funds  advised  by  Catalyst  and  serviced  by  GFS  reach  certain levels, plus reimbursement of out-of-pocket expenses. The fee the Fund pays GFS’ is subject to a $24,000 minimum annual  fee  for  the  first  12  months  following  the  commencement  of  operations  of  the  Fund,  a  $36,000  minimum annual fee per  fund for  the next 12 months, and a $48,000 minimum annual fee thereafter.

MFund   Services   LLC   (“MFund”)   provides   the   Funds   with   various   management   and   administrative

services.   The  Fund  currently  does  not  pay  MFund  for  these  services.   Jerry  Szilagyi  is  the  controlling  member  of

MFund Services, the controlling member  of Catalyst Capital Advisors LLC, and a Trustee of the Trust.

COMPLIANCE SERVICES

The  Trust  contracted  with  CCO  Compliance  Services,  LLC  (“CCO3")  to  provide  Debra  Brown  as  Chief

Compliance  Officer  of  the  Trust  for  a  two  year  period  beginning  July  25,  2012.  CCO3,  an  affiliate  of  SEC

Compliance Consultants, Inc., provides independent Chief Compliance Officers for mutual fund boards of directors.

CUSTODIAN

The  Huntington  National  Bank,  41  South  High  Street,  Columbus,  OH  43215,  serves  as  the  custodian  of  the

Fund.   The custodian  has  custody of all  securities and  cash  of the Fund.   The custodian, among  other  things, attends

to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The  Fund’s  independent  registered  public  accounting  firm  is  BBD,  LLP,  1835  Market  Street,  26th  Floor,

Philadelphia,   PA   19103.     Shareholders   will   receive   annual   financial   statements,   together   with   a   report   of

independent accountants, and  semiannual  unaudited  financial  statements  of  the Fund.   BBD,  LLP  will report  on  the

Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when  engaged to do so by the Fund.

COUNSEL

Thompson  Hine  LLP,  41  South  High  Street,  Suite  1700,  Columbus,  OH  43215,  serves  as  counsel  for  the

Trust and the independent Trustees.

DISTRIBUTOR

Northern   Lights   Distributors,   LLC,   located   at   17605   Wright   Street,   Omaha,   Nebraska   68130   (the

“Distributor”)  serves  as  the  principal  underwriter  and  national  distributor  for  the  shares  of  the  Fund  pursuant  to  an

Underwriting  Agreement  with  the Trust  (the  “Underwriting Agreement”).  The  Distributor  is  registered  as  a  broker-

dealer  under  the  Securities  Exchange  Act  of  1934  and  each  state’s  securities  laws  and  is  a  member  of  FINRA.  The offering  of  the  Fund's  shares  is  continuous.  The  Underwriting  Agreement  provides  that  the  Distributor,  as  agent  in connection with the distribution  of Fund shares, will use its best efforts to distribute the Fund's shares.

The  Underwriting  Agreement  provides  that,  unless  sooner  terminated,  it  will  continue  in  effect  for  two years  initially and  thereafter  shall  continue  from  year  to  year,  subject  to  annual  approval  by (a)  the Board  or  a  vote of  a  majority of  the  outstanding  shares,  and  (b)  by a  majority  of  the  Trustees  who  are not  interested  persons  of  the

Trust or of the Distributor by vote cast in person at a meeting called for  the purpose of voting on such approval.

The  Underwriting  Agreement  may  be  terminated  by  the  Fund  at  any  time,  without  the  payment  of  any penalty,  by  vote  of  a  majority  of  the  entire  Board  of  the Trust  or  by vote  of  a  majority of  the  outstanding  shares  of the Fund  on  60  days'  written  notice to the Distributor, or  by the Distributor  at  any time,  without the payment  of any penalty,  on  60  days'  written  notice  to  the  Fund.  The  Underwriting  Agreement  will  automatically  terminate  in  the event of its assignment,

12b-1 Plans

The Fund adopted plans (the “Plans”) pursuant to Rule 12b-1 under  the 1940 Act. Rule 12b-1 provides that any  payments  made  by  the  Fund  in  connection  with  the  distribution  of  its  shares  may  be  made  only  pursuant  to  a written  plan  describing  all  material  aspects  of  the  proposed  financing  of  the  distribution  and  also  requires  that  all

agreements  with  any  person  relating  to  the  implementation  of  a  plan  must  be  in  writing.   Under  the  Fund’s  Plan

related  to the Class  A  Shares, the Fund may pay an  annual  fee  of up  to  0.50%  of the average daily net  assets  of the

Fund’s Class A Shares (the “Class A 12b-1 Fee”).   Class A  Shares of the Fund are currently incurring an  annual fee

of  up  to  0.25%  of  its  average  daily  net   assets.   If  authorized  by  the  Board  of  Trustees  and  upon  notice  to shareholders, the Fund may increase the percentage paid  under  the Plan  up to the Class  A  12b-1  Fee amount. Under the  Fund’s  Plan  related  to  the Class  C  Shares,  the  Fund  may  pay  an  annual  fee  of  up  to  1.00%  of  the  average  daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are

collectively referred to as the “12b-1 Fee”).  Class I shares do not have a Plan.

The 12b-1 Fee may be used to pay a fee on  a quarterly basis to broker-dealers, including the Distributor and affiliates  of  the  Distributor,  the  Advisor,  banks  and  savings  and  loan  institutions  and  their  affiliates  and  associated broker-dealers  that  have  entered  into  Service  Agreements  with  the  Distributor  (“Service  Organizations”)  of  annual amounts  of  up  to  0.25%  of the average net  asset  value  of all  shares  of the Fund  owned  by  shareholders  with  whom the  Service  Organization  has  a  servicing  relationship.  The  12b-1  Fee  may  also  be  used  to  reimburse  service providers,  including  the  Advisor,  for  shareholder  services  and  distribution  related  expenses.  It  is  expected  that  the

Plans  will  aid  the  Fund  in  attracting  new  shareholders  and  assets  that  will  provide  benefits  to  the  Fund  including reduced expense ratios due to higher asset levels.

The  Fund’s  Plans  continue  in  effect  from  year  to  year,  provided  that  each  such  continuance  is  approved  at least annually by a  vote of the Trust's Board of Trustees, including a majority of the trustees  who are not “interested persons”  of  the  Trust  and  have  no  direct  or  indirect  financial  interest  in  the  operation  of  the  Plan  or  in  any

agreements  entered  into  in   connection   with   the  Plan   (the  “Qualified  Trustees”).     The  Fund’s  Plans  may   be

terminated  at any time,  without  penalty,  by  vote  of  a  majority  of  the Qualified  Trustees  of the Fund  or  by  vote  of a

majority  of  the  outstanding  shares  of  the  Fund.   Any  amendment  to  a  Plan  to  increase  materially  the  amount  the

Fund  is  authorized  to  pay  thereunder  would  require  approval  by  a  majority  of  the  outstanding  shares  of  the

respective  class  of  the Fund.   Other  material  amendments  to the Fund’s  Plans  would  be required  to  be  approved  by

vote  of  the  Board  of  Trustees,  including  a  majority  of  the  Qualified  Trustees.    The  Distributor  may  at  its  own

discretion  waive a portion of its fees from time to time, although  such  waiver is not required.

Dealers  who  are  holders  or  dealers  of  record  for  accounts  in  the  Fund  may  receive  payments  from  12b-1

Fees.   A  dealer’s  marketing  support  services  may include  business  planning  assistance,  educating  dealer  personnel about  the Fund and  shareholder  financial  planning needs,  placement on  the dealer’s preferred  or recommended  fund

list,  and  access  to  sales  meetings,  sales  representatives  and  management  representatives  of  the  dealer.   Dealers  are

compensated  differently depending  upon,  among  other  factors,  the  level  and/or  type  of  marketing  support  provided

by  the  dealer.   From  time  to  time,  the  Advisor,  at  its  expense,  may provide  additional  compensation  to  dealers  that

sell or  arrange for  the sale of shares of the Fund.   Such  compensation  provided by the Advisor  may include financial assistance  to  dealers  that  enable  the  Advisor  to  participate  in  and/or  present  at  conferences  or  seminars,  sales  or training  programs  for  invited  registered  representatives  and  other  employees,  client  and  investor  events  and  other

dealer-sponsored  events.   Other  compensation  may be  offered  to the extent not  prohibited  by state laws  or  any self-

regulatory  agency,  such  as  FINRA.    The  Advisor  make  payments  for  events  they  deem  appropriate,  subject  to applicable law.  These payments may vary depending upon the nature of the event.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The  Fund  may  directly  enter  into  agreements  with  “financial  intermediaries”  pursuant  to  which  the  Fund

will   pay   the   financial   intermediary   for   services   such   as   networking   or   sub-transfer   agency,   including   the

maintenance  of  “street  name”  or  omnibus  accounts  and  related  sub-accounting,  record-keeping  and  administrative services  provided to such  accounts. Payments made pursuant to such  agreements are generally based  on  either: (1) a percentage  of  the  average  daily  net  assets  of  clients  serviced  by  such  financial  intermediary,  or  (2)  the  number  of accounts  serviced  by  such  financial  intermediary.  Any payments  made  pursuant  to  such  agreements  are  in  addition to,  rather  than  in  lieu  of,  Rule  12b-1  or  shareholder  service  fees  the  financial  intermediary  may  also  be  receiving.

From time to time, the Adviser  or its affiliates may pay a portion of the fees  for networking or  sub-transfer  agency at its  or  their  own  expense  and  out  of  its  or  their  legitimate  profits.  These  payments  may  be  material  to  financial intermediaries  relative  to  other  compensation  paid  by  the  Fund  and/or  the  Underwriter,  the  Adviser  and  their affiliates. The payments described above may differ  and may vary from amounts paid to the Fund’s transfer  agent or other  service providers  for  providing  similar  services  to  other  accounts. The financial  intermediaries  are not  audited by  the  Fund,  the  Adviser  or  their  service  providers  to  determine  whether  such  intermediaries  are  providing  the services for  which they are receiving such payments.

The  Adviser  or  affiliates  of  the  Adviser  may  also,  at  their  own  expense  and  out  of  their  own  legitimate profits,  provide  additional  cash  payments  to  financial  intermediaries  who  sell  shares  of  the  Fund.  These  additional cash  payments  are  payments  over  and  above  sales  commissions  or  reallowances,  distribution  fees  or  servicing  fees

(including  networking,  administration  and  sub-transfer  agency  fees)  payable  to  a  financial  intermediary  which  are

disclosed  elsewhere  in  the  prospectus  or  this  SAI.   These  additional  cash  payments  are  generally made  to  financial

intermediaries   that   provide   sub-   accounting,   sub-transfer   agency,   shareholder   or   administrative   services   or

marketing support. Marketing support may include: (i) access to sales meetings or  conferences, sales representatives and  financial  intermediary  management  representatives;  (ii)  inclusion  of  the  Fund  on  a  sales  list,  including  a preferred  or  select  sales  list,  or  other  sales  programs  to  which  financial  intermediaries  provide  more  marketing support  than  to  other  sales  programs  on  which  the  Adviser  or  its  affiliates  may  not  need  to  make  additional  cash payments  to  be  included;  (iii)  promotion  of  the  sale  of  the  Fund’s  shares  in  communications  with  a  financial intermediary’s  customers,  sales  representatives  or  management  representatives;  and/or  (iv)  other  specified  services intended  to  assist  in  the  distribution  and  marketing  of  the  Fund’s  shares.  These  additional  cash  payments  also  may be  made  as  an  expense  reimbursement  in  cases  where  the  financial  intermediary  provides  shareholder  services  to

Fund  shareholders.  The  Adviser  and  its  affiliates  may  also  pay  cash  compensation  in  the  form  of  finders’  fees  or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash  payments vary for  each  financial intermediary. The availability of these  additional  cash  payments,  the  varying  fee  structure  within  a  particular  additional  cash  payment  arrangement and  the  basis  for  and  manner  in  which  a  financial  intermediary  compensates  its  sales  representatives  may  create  a financial  incentive  for  a  particular  financial  intermediary  and  its  sales  representatives  to  recommend  the  Fund’s shares  over  the  shares  of  other  mutual  funds  based,  at  least  in  part,  on  the  level  of  compensation  paid.  A  financial intermediary  and  its  sales  representatives  may  have  similar  financial  incentives  to  recommend  a  particular  class  of the Fund’s shares over  other classes of the Fund’s shares. You should consult with  your  financial adviser and review carefully any disclosure by the financial firm as to compensation received  by your  financial adviser.

Although  the Fund  may use  financial  firms  that  sell  its  shares  to  effect  portfolio  transactions  for  the  Fund,

the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY  VOTING POLICY

The Board of Trustees of the Trust has delegated the responsibility for  decisions regarding proxy voting for securities  held  by  the  Fund  to  the  Advisor.  The  Advisor  may  further  delegate  such  proxy  voting  to  a  third  party proxy  voting  service  provider.  The  proxy  voting  delegates  will  vote  such  proxies  in  accordance  with  their  proxy

policies  and  procedures.    In  some  instances,  the  proxy  voting  delegates  may  be  asked  to  cast  a  proxy  vote  that

presents  a  conflict  between  its  interests  and  the  interests  of  the  Fund’s  shareholders.   In  such  a  case,  the  Trust’s

policy  requires  that  the  proxy  voting  delegate  abstain  from  making  a  voting  decision  and  to  forward  all  necessary

proxy  voting  materials  to  the  Trust  to  enable  the  Board  of  Trustees  to  make  a  voting  decision.   When  the  Board  of

Trustees  of  the  Trust  is  required  to  make  a  proxy  voting  decision,  only  the  Trustees  without  a  conflict  of  interest with regard to the security in  question  or the matter  to be voted upon  shall be permitted to participate in the decision

of  how  the  Fund’s  vote  will  be  cast.   Each  proxy voting  delegate has  developed  a  detailed  proxy  voting  policy that

has  been  approved  by  the  Board  of  Trustees.   A  copy  of  the  Advisor’s  proxy  voting  policies  is  attached  hereto  as

Appendix B.

Information  on how the Fund voted proxies relating to portfolio securities is available without charge, upon

request,  by calling  1-866-447-4228  or  on  the SEC's  Internet site at  www.sec.gov.   In  addition, a  copy of the Fund’s

proxy  voting  policies  and  procedures  is  also  available  by  calling  1-866-447-4228  and  will  be  sent  within  three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover  rates  are  primarily  a  function  of  the  Fund’s  response  to  market  conditions.   Since  the  Fund  had

not commenced operations as of the end of the Trust's last fiscal  year, it does not have any annual portfolio turnover data to report.  Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases  and  sales  of  securities  on  a  securities  exchange  are  effected  by  brokers,  and  the  Fund  pays  a brokerage commission  for  this  service.  In  transactions  on  stock  exchanges, these commissions are negotiated.  In  the over-the-counter  market,  securities  (e.g.,  debt  securities)  are normally traded  on  a  "net"  basis  with  dealers  acting  as principal  for  their  own  accounts  without a  stated  commission,  although  the price of the securities  usually includes  a profit  to the dealer. In  underwritten  offerings,  securities  are purchased  at a fixed  price,  which  includes  an  amount  of compensation to the underwriter, generally referred to as the underwriter's concession  or  discount.

The primary consideration  in  placing  portfolio  security transactions  with  broker-dealers  for  execution  is  to obtain  and  maintain  the  availability  of  execution  at  the  most  favorable  prices  and  in  the  most  effective  manner possible.  The Advisor  attempts to achieve this result by selecting  broker-dealers  to execute portfolio transactions  on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their  brokerage services and the level of their  brokerage commissions.

Although  commissions  paid  on  every  transaction  will,  in  the  judgment  of  the  Advisor,  be  reasonable  in relation  to  the  value  of  the  brokerage  services  provided,  under  the  Management  Agreement  and  as  permitted  by

Section  28(e)  of  the  Securities  Exchange  Act  of  1934,  the  Advisor  may  cause  the  Fund  to  pay  a  commission  to broker-dealers  who  provide  brokerage  and research  services  to  the  Advisor  for  effecting  a  securities  transaction  for the Fund.  Such  commission  may exceed  the amount  other  broker-dealers  would  have charged  for  the transaction,  if the Advisor  determines in  good  faith  that the greater  commission  is reasonable relative to the value of the brokerage and  the  research  and  investment  information  services  provided  by  the  executing  broker-dealer  viewed  in  terms  of either  a  particular  transaction  or  the  Advisor’s  overall  responsibilities  to  the  Fund  and  to  their  other  clients.  Such research  and  investment  information  services  may  include  advice  as  to  the  value  of  securities,  the  advisability  of investing  in,  purchasing  or  selling  securities,  the  availability  of  securities  or  of  purchasers  or  sellers  of  securities,

furnishing  analyses  and  reports  concerning  issuers,  industries,  securities,  economic  factors  and  trends,  portfolio strategy and  the  performance  of  accounts,  and  effecting  securities  transactions  and  performing  functions  incidental thereto such as clearance and settlement.

Research  provided  by  brokers  is  used  for  the  benefit  of  all  of  the  clients  of  the  Advisor  and  not  solely  or necessarily  for  the  benefit  of  the  Fund.  The  Advisor's  investment  management  personnel  attempt  to  evaluate  the quality of research  provided  by  brokers.  Results  of this  effort  are sometimes  used  by the Advisor  as  a  consideration in the selection  of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor  will not be reduced as a consequence of the

Advisor's  receipt  of  brokerage  and  research  services.   To  the  extent  the  Fund's  portfolio  transactions  are  used  to obtain  such  services,  the  brokerage  commissions  paid  by  the  Fund  will  exceed  those  that  might  otherwise  be  paid,

by an  amount,  which  cannot  be presently determined.  Such  services  would  be useful  and  of  value to the Advisor  in serving  both  the  Fund  and  other  clients  and,  conversely,  such  services  obtained  by  the  placement  of  brokerage business of other  clients would be useful to the Advisor  in carrying out its obligations to  the Fund.

Certain  investments  may  be  appropriate  for  the  Fund  and  also  for  other  clients  advised  by  the  Advisor.

Investment  decisions  for  the  Fund  and  other  clients  are  made  with  a  view  to  achieving  their  respective  investment objectives  and  after  consideration  of  such  factors  as  their  current  holdings,  availability  of  cash  for  investment  and the size of their  investments generally. To the extent possible, Fund transactions are traded separately from trades of other  clients  advised  by  the  Advisor.  Occasionally,  a  particular  security  may  be  bought  or  sold  for  one  or  more clients  in  different  amounts.  In  such  event,  and  to  the  extent  permitted  by  applicable  law  and  regulations,  such transactions  with  respect  to the Advisor,  will  be allocated  among  the clients  in  a manner  believed  to  be equitable to each.  Ordinarily,  such  allocation  will  be  made  on  the  basis  of  the  weighted  average  price  of  such  transactions effected during a trading day.

PURCHASE AND REDEMPTION OF SHARES

Fund  shares  may  be  purchased  from  investment  dealers  who  have  sales  agreements  with  the  Fund’s

Distributor  or  from  the  Distributor  directly.   As  described  in  the  Prospectus,  the  Fund  provide  you  with  alternative ways  of  purchasing  Fund  shares  based  upon  your  individual  investment  needs  and  preferences  by  offering  Class  A shares as described below.

18f-1 Election

The  Trust  has  elected  to  be  governed  by  Rule  18f-1  under  the  1940  Act  pursuant  to  which  the  Trust  is obligated during any 90 day period to redeem shares for  any one shareholder  of record solely in  cash up to the lesser of  $250,000  or  1%  of  the  NAV  of  the  Fund  at  the  beginning  of  such  period.  The  Trust  has  made  this  election  to permit  certain  funds  of  the Trust  to deliver,  in  lieu  of  cash, readily marketable securities  from  its  portfolio  should  a redemption exceed such  limitations. The securities delivered will be selected at the sole discretion  of such  Fund, will not necessarily be representative of the entire portfolio and may be securities,  which  the Fund  would  otherwise sell.

The  redeeming  shareholder  will  usually  incur  brokerage  costs  in  converting  the  securities  to  cash.  The  method  of valuing  securities  used  to  make  the  redemptions  in  kind  will  be  the  same  as  the  method  of  valuing  portfolio securities  and  such  valuation  will  be  made  as  of  the  same  time  the  redemption  price  is  determined.  However,  the

Board  of  Trustees  of  the  Trust  has  determined  that,  until  otherwise  approved  by  the  Board,  all  redemptions  in  the

Funds  be  made  in  cash  only.  If  the  Board  determines  to  allow  the  Funds  to  redeem  in  kind  in  the  future,  the  Funds will provide shareholders with notice of such  change to the redemption policy.

Class A Shares

You  may purchase Class  A  shares  at a public offering price equal  to the applicable net asset  value per  share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares  may  be  purchased  at  the  public  offering  price  through   any  securities  dealer  having  a   sales

agreement with  the Distributor.   Shares may also be purchased through  banks and certain  other  financial institutions

that  have  agency agreements  with  the  Distributor.   These  financial  institutions  will  receive  transaction  fees  that  are the  same  as  the  commissions  to  dealers  and  may  charge  their  customers  service  fees  relating  to  investments  in  the

Fund.   Purchase requests  should  be addressed  to the dealer  or  agent  from  which  this  Prospectus  was  received  which has a sales agreement with the Distributor.  Such dealer or agent may place a telephone order with the Distributor for

the purchase of Fund shares.   It is a dealer’s or  broker’s responsibility to promptly forward payment and registration instructions  (or  completed  applications)  to  the  Transfer  Agent  for  shares  being  purchased  in  order  for  investors  to

receive the next determined net asset value (or  public offering price).   Reference should be made to the wire order to

ensure  proper  settlement  of  the  trade.    Payment  for  redemptions  of  shares  purchased  by  telephone  should  be

processed  within  three business days.   Payment must  be received  within  seven  days  of the order  or  the trade may be canceled, and the dealer  or  broker  placing the trade will be liable for any losses.

REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Letters of Intent

An  investor  may  qualify  for  a  reduced  sales  charge  on  Class A  shares  immediately  by  stating  his  or  her intention  to invest in  Class A shares of one or  more of funds in  the Catalyst Fund family, during a 13-month  period,

an  amount that would qualify for  a reduced sales charge shown  in the Fund’s Prospectus under  “How to Buy Shares

—  Class A  Shares”  and  by signing  a non-binding  Letter  of Intent,  which  may be  signed  at  any time within  90  days

after  the  first  investment  to  be  included  under  the  Letter  of  Intent.    After  signing  the  Letter  of   Intent,  each

investment  in  Class  A  shares  made  by  an  investor  will  be  entitled  to  the  sales  charge  applicable  to  the  total investment indicated in the Letter  of Intent.  If an investor  does not complete the purchases under the Letter of Intent within  the  13-month  period,  the  sales  charge  will  be  adjusted  upward,  corresponding  to  the  amount  actually

purchased.   When  an  investor  signs  a  Letter  of  Intent,  Class  A  shares  of  the  Fund  with  a  value  of  up  to  5%  of  the

amount  specified  in  the  Letter  of  Intent  will  be  restricted.   If  the  total  purchases  of  Class  A  shares  made  by  an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds

the  amount  specified  in  the  Letter  of  Intent,  the  restriction  on  the  shares  will  be  removed.   In  addition,  if  the  total

purchases  of Class  A  shares  exceed  the amount  specified  and  qualify for  a  further  quantity discount,  the Distributor will  make  a  retroactive  price  adjustment  and  will  apply the adjustment  to  purchase  additional  Class  A  shares  at  the

then  current applicable offering price.   If an  investor  does  not  complete purchases  under  a  Letter  of Intent, the sales charge  is  adjusted  upward,  and,  if  after  written  notice  to  the  investor,  he  or  she  does  not  pay  the  increased  sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such  charge.

Rights of Accumulation

A  right  of  accumulation  ("ROA")  permits  an  investor  to  aggregate  shares  owned  by  the  investor,  his spouse, children and grandchildren  under 21 (cumulatively, the "Investor") in  some or all of the funds in the Catalyst

Funds  family  to  reach  a  breakpoint  discount.    This  includes  accounts  held  with  other  financial  institutions  and accounts established for  a single trust estate or single fiduciary account, including a qualified retirement plan such as

an  IRA, 401(k) or  403(b) plan  (some restrictions may apply).   The value of shares eligible for  a cumulative quantity

discount  equals  the  cumulative  cost  of  the  shares  purchased  (not  including  reinvested  dividends)  or  the  current

account market value; whichever  is greater.   The current market value of the shares is determined by multiplying the number  of shares by the previous day’s net asset value.

(a)

Investor's current purchase of Class A shares in the Fund; and

(b)

The net asset value (at the close of business on  the previous day)  of the Class A shares of the Fund held by Investor.

For  example,  if Investor  owned  Class  A  shares  worth  $40,000  at  the current net  asset  value and  purchased an  additional $10,000 of Class A shares, the sales charge for  the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To  qualify  for  a  ROA  on  a  purchase  of  Class  A  shares  through  a  broker-dealer,  when  each  purchase  is made,  the  individual  investor  or  the  broker-dealer  must  provide  the  Fund  with  sufficient  information  to  verify  that the purchase qualifies for  the discount.

Investments of $1 Million or More

For  the  Fund,  with  respect  to  Class  A  shares,  if  you  invest  $1  million  or  more,  either  as  a  lump  sum  or through  our  rights  of  accumulation  quantity  discount  or  letter  of  intent  programs,  you  can  buy  Class  A  shares without  an  initial  sales  charge.  However,  you  may be subject  to a  1%  CDSC  on  shares  redeemed  within  18  months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

The Prospectus  describes  the classes  of persons  that may purchase shares  without  an  up-front  sales  charge.

The  elimination  of  the  up-front  sales  charge  for  redemptions  by  certain  classes  of  persons  is  provided  because  of anticipated economies of scale and sales related efforts.

To  qualify  for  a  waiver  of  the  up-front  sales  charge  on  a  purchase  of  Class  A  shares  through  a  broker-

dealer,  when  each  purchase  is  made,  the  individual  investor  or  the  broker-dealer  must  provide  the  Fund  with sufficient information to verify that the purchase qualifies for  the discount.

The  Fund  makes  available,  free  of  charge,  more  information  about  sales  charge  reductions  and  waivers through the prospectus or  through your  financial advisor.

EXCHANGE PRIVILEGE

As  described  in  the  Fund’s  Prospectus  under  “How  To  Redeem  Shares—Exchange  Privilege,”  the  Fund

offers  an  exchange privilege pursuant  to which  a  shareholder  in  the Fund may exchange some or  all  of his  shares  in

any  of  the  funds  in  the  Catalyst  Funds  family,  in  the  same  class  shares  at  net  asset  value.   The  exchange  privilege

may be  changed  or  discontinued  upon  60  days’  written  notice  to  shareholders  and  is  available  only to  shareholders

where  such  exchanges  may  be  legally  made.   A  shareholder  considering  an  exchange  should  obtain  and  read  the prospectus  of  the  Fund  and  consider  the  differences  between  it  and  the  Fund  whose  shares  he  owns  before  making an  exchange.  For  further information on how to exercise the exchange privilege, contact the Transfer  Agent.

NET ASSET VALUE

For  the  Fund,  net  asset  value  ("NAV")  per  share  is  determined  by  dividing  the  total  value  of  the  Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The  net  asset  value  per  share  of  the  Fund  is  determined  by  the  Administrator  as  of  the  close  of  regular trading  on  the  New  York  Stock  Exchange  (normally  4:00  p.m.,  Eastern  Time)  on  each  day  when  the  New  York

Stock Exchange is open  for trading. The New York Stock Exchange is closed on  the following holidays: New Year's

Day,  Martin  Luther  King,  Jr.  Day,  Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor  Day,

Thanksgiving Day and Christmas Day as observed.

Assets  for  which  market  quotations  are available are valued as  follows:  (a)  each  listed  security is  valued  at its  closing  price  obtained  from  the respective  primary exchange  on  which  the  security is  listed,  or,  if  there  were  no sales on  that day, at its last reported current bid price; (b) each  unlisted security is valued at the last current bid price obtained  from  the  National  Association  of  Securities  Dealers  Automated  Quotation  System;  (c)  United  States

Government  and  agency  obligations  are  valued  based  upon  bid  quotations  from  the  Federal  Reserve  Bank  for identical  or  similar  obligations;  (d)  short-term  money  market  instruments  (such  as  certificates  of  deposit,  bankers'

acceptances  and  commercial  paper)  are  most  often  valued  by  bid  quotation  or  by  reference  to  bid  quotations  of

available  yields  for  similar  instruments  of issuers  with  similar  credit ratings.   All of these prices  are obtained  by the

Administrator from services, which  collect and disseminate such market prices. Bid quotations for  short-term money market instruments reported by such a service are the bid quotations reported to it by the major  dealers.

When  approved  by the Trustees,  certain  securities  may be  valued  on  the basis  of valuations  provided  by an

independent  pricing  service  when  such  prices  the  Trustees  believe  reflect  the  fair  value  of  such  securities.   These

securities  would  normally  be  those,  which  have  no  available  recent  market  value,  have  few  outstanding  shares  and therefore  infrequent  trades,  or  for  which  there  is  a  lack  of  consensus  on  the  value,  with  quoted  prices  covering  a

wide  range.   The  lack  of  consensus  would  result  from  relatively  unusual  circumstances  such  as  no  trading  in  the security for  long periods  of time,  or  a company's  involvement  in merger  or  acquisition  activity,  with  widely varying valuations  placed  on  the  company's  assets  or  stock.  Prices  provided  by  an  independent  pricing  service  may  be determined  without  exclusive  reliance  on  quoted  prices  and  may  take  into  account  appropriate  factors  such  as institutional-size  trading  in  similar  groups  of  securities,  yield,  quality,  coupon  rate,  maturity,  type  of  issue,  trading characteristics and other market data.

In  the  absence  of  an  ascertainable  market  value,  assets  are  valued  at  their  fair  value  as  determined  by  the

Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term  securities  with  remaining  maturities  of  sixty  days  or  less  for  which  market  quotations  and information  pricing  service  are  not  readily  available  are  valued  either  at  amortized  cost  or  at  original  cost  plus accrued interest, both  of which approximate current value.

TAX INFORMATION

The  Fund  intends  to  qualify  as  a  regulated  investment  company,  or  “RIC”,  under  the  Internal  Revenue

Code of 1986, as amended (the “Code”).   Qualification  generally will relieve the Fund of liability for  federal income

taxes.   If  for  any taxable  year  the  Fund  does  not  qualify for  the  special  tax  treatment  afforded  regulated  investment companies,  all  of  its  taxable  income  will  be  subject  to  federal  tax  at  regular  corporate  rates  (without  any deduction

for  distributions  to  its  shareholders).   In  such  event,  dividend  distributions  would  be  taxable  to  shareholders  to  the

extent   of   the   Fund’s   earnings   and   profits,   and   would   be   eligible   for   the   dividends-received   deduction   for

corporations.

The  Fund’s  net  realized  capital  gains  from  securities  transactions  will  be  distributed  only  after  reducing

such  gains by the amount of any available capital loss carryforwards.   Capital losses incurred in  tax  years beginning

after  December  22, 2010 may now be carried forward indefinitely and retain the character  of the  original loss. Under previously enacted  laws,  capital  losses  could  only be carried forward  to offset  any capital  gains  for  eight  years,  and carried forward as short-term capital, irrespective of the character  of the original loss. Capital loss carryforwards are available  to  offset  future  realized  capital  gains.  To  the  extent  that  these  carryforwards  are  used  to  offset  future capital gains it is probable that the amount offset will not be distributed to shareholders.

For  taxable years beginning after December  31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition  of shares of the Fund.

U.S. shareholders are urged to consult their own  tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The  Fund  may  be  subject  to  foreign  withholding  taxes  on  income  from  certain  foreign  securities.

This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits.  The Fund may be subject to certain  taxes imposed  by the countries in  which it invests or  operates.  If the Fund qualifies as a regulated investment company and if more than 50% of the

value  of  the  Fund’s  total  assets  at   the  close  of  any  taxable   year   consists  of  stocks   or   securities  of  foreign

corporations,  the  Fund  may elect,  for  U.S.  federal  income  tax  purposes,  to  treat  any foreign  taxes  paid  by the  Fund that  qualify  as  income  or  similar  taxes  under  U.S.  income  tax  principles  as  having  been  paid  by  the  Fund’s

shareholders.   It  is  not  likely  that  the  Fund  will  be  able  to  do  so.   For  any  year  for  which  the  Fund  makes  such  an

election,  each  shareholder  will  be  required  to  include  in  its  gross  income  an  amount  equal  to  its  allocable  share  of such  taxes  paid  by  the  Fund  and  the  shareholders  will  be  entitled,  subject  to  certain  limitations,  to  credit  their portions of these amounts against their  U.S. federal income tax liability, if any, or  to deduct their  portions from their

U.S.  taxable  income,  if  any.   No  deduction  for  foreign  taxes  may  be  claimed  by  individuals  who  do  not  itemize

deductions.   In  any  year  in  which  it  elects  to  “pass  through”  foreign  taxes  to  shareholders,  the  Fund  will  notify shareholders within  60 days after  the close of the Fund’s taxable year  of the amount of such  taxes and the sources of

its  income.   Furthermore,  the  amount  of  the  foreign  tax  credit  that  is  available  may  be  limited  to  the  extent  that dividends from a foreign corporation  qualify for  the lower tax rate on “qualified dividend income.”

Effect  of  Foreign  Debt  Investments  and  Hedging  on  Distributions.  Under  the  Code,  gains  or  losses attributable  to  fluctuations  in  exchange  rates,  which  occur  between  the  time  the  Fund  accrues  receivables  or liabilities  denominated  in  a  foreign  currency,  and  the  time  the  Fund  actually collects  such  receivables  or  pays  such liabilities,  generally  are  treated  as  ordinary  income  or  ordinary  loss.  Similarly,  on  disposition  of  debt  securities denominated  in  a  foreign  currency  and  on  disposition  of  certain  options  and  futures  contracts,  gains  or  losses attributable to fluctuations in the value of foreign currency between  the date of acquisition  of the security or  contract and  the date of disposition  also are treated  as  ordinary gain  or  loss.  These gains  when  distributed  are taxable to  you as  ordinary  income,  and  any  losses  reduce  the  Fund's  ordinary  income  otherwise  available  for  distribution  to  you.

This  treatment could  increase  or  decrease  the  Fund's  ordinary  income  distributions  to  you,  and  may  cause  some  or all of the Fund's previously distributed income to be classified as a return of capital.  A return  of capital generally is not taxable to you, but reduces the tax basis of your  shares in the Fund. Any return  of capital in  excess of your  basis,

however, is taxable as a capital gain.

PFIC  securities.  The  Fund  may  invest  in  securities  of  foreign  entities  that  could  be  deemed  for  tax purposes  to  be  passive  foreign  investment  companies  (PFICs).  In  general,  a  foreign  corporation  is  classified  as  a

PFIC  if  at  least  one-half  of  its  assets  constitute  investment-type  assets,  or  75%  or  more  of  its  gross  income  is investment-type  income.  When  investing  in  PFIC  securities,  the  Fund  may  elect  to  mark-to-market  a  PFIC  and recognize  any  gains  at  the  end  of  its  fiscal  and  excise  (described  above)  tax  years.  Deductions  for  losses  are allowable  only  to  the  extent  of  any  current  or  previously  recognized  gains.  These  gains  (reduced  by  allowable losses)  are  treated  as  ordinary  income  that  the  Fund  is  required  to  distribute,  even  though  it  has  not  sold  the securities. You  should also be aware that  distributions  from a  PFIC are generally not  eligible for  the reduced rate of

tax on  “qualified dividend income.”     In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund”  (a  “QEF  election”),  in  which  case  the  Fund  would  be  required  to  include  its  share  of  the  company’s  income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-

to-market  elections  may  require  the  Fund  to  sell  securities  it  would  have  otherwise  continued  to  hold  in  order  to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for  treatment as qualified dividend income.

BACKUP WITHHOLDING

The  Fund  may  be  required  to  withhold  U.S.  federal  income  tax  at  the  fourth  lowest  tax  rate  applicable  to unmarried  individuals  of  all  reportable  payments,  including  dividends,  capital  gain  distributions  and  redemptions payable  to  shareholders  who  fail  to  provide  the  Fund  with  their  correct  taxpayer  identification  number  or  to  make required certifications,  or  who have been  notified  by the IRS  that they are subject  to backup  withholding.  Corporate

shareholders   and   certain   other   shareholders   specified   in   the   Code   generally  are   exempt   from   such   backup

withholding.  Backup  withholding  is  not  an  additional  tax.  Any  amounts  withheld  may  be  credited  against  the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S.  withholding  and  estate  taxes  may  apply  to  any investments  made  by  non-U.S.  investors  in  the  Fund.

The  American  Jobs  Creation  Act  of  2004,  as  extended  by  the  Emergency Economic  Stabilization  Act  of  2008  and

later  by  the  Tax  Relief,  Unemployment  Insurance  Reauthorization,  and  Job  Creation  Act  of  2010,  provides  relief from U.S.  withholding tax for  certain properly designated distributions made with respect to the Fund’s taxable year beginning  prior  to  2012,  assuming  the  investor  provides  valid  tax  documentation  certifying  non-U.S.  status.  The relief  does  not  by  its  terms  apply  to  the  Fund’s  taxable  year  beginning  in  or  after  2012  unless  so  extended  by

Congress.  The  Fund  will  generally  apply  this  relief,  where  applicable,  to  Fund  distributions  made  to  you  if  you invest directly with  the Fund. If you hold Fund shares through a broker  or  intermediary,  your  broker  or  intermediary may apply this relief to distributions made to you  with respect to those shares. If your  broker  or  intermediary instead collects  withholding  tax  where  this  relief  is  applicable,  you  may  be  able  to  reclaim  such  withholding  tax  from  the

IRS. Please consult your  tax advisor.

Please  be  aware  that  the  U.S.  tax  information  contained  in  this  Statement  of  Additional  Information  is  not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

FINANCIAL STATEMENTS

The  Fund  has  not  yet  commenced  operations  and,  therefore,  has  not  produced  financial  statements.   Once

produced,  you  can  obtain  a  copy of the financial  statements contained in  the Fund’s  Annual or  Semi-Annual  Report without charge by calling the Fund at 1-866-447-4228.

Appendix A—Description of Commercial Paper and Bond Ratings

Description  of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt  Ratings

Prime-1.  Issuers (or  supporting institutions) rated Prime-1 (“P-1”) have a superior ability for  repayment of

senior  short-term  debt  obligations.    P-1  repayment  ability  will  often  be  evidenced  by  many  of  the  following

characteristics:    leading  market  positions  in  well-established  industries;  high  rates  of  return  on  funds  employed;

conservative  capitalization  structure  with  moderate  reliance  on  debt  and  ample  asset  protection;  broad  margins  in earnings  coverage of fixed  financial  charges  and high  internal  cash  generation;  well-established access  to a  range of financial markets and assured sources of alternate liquidity.

Prime-2.   Issuers  (or  supporting  institutions)  rated  Prime-2  (“P-2”)  have  a  strong  ability  for  repayment  of

senior  short-term  debt  obligations.   This  will  normally be  evidenced  by  many  of  the  characteristics  cited  above  but

to   a   lesser   degree.     Earnings   trends   and   coverage   ratios,   while   sound,   may  be   more   subject   to   variation.

Capitalization  characteristics,  while still appropriate, may be  more affected  by external conditions.   Ample alternate

liquidity is maintained.

Description  of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A.   Issues  assigned  this  highest  rating  are  regarded  as  having  the  greatest  capacity  for  timely  payment.

Issues  in  this  category  are  delineated  with  the  numbers  1,  2,  and  3  to  indicate  the  relative  degree  of  safety.   A-1.

This  designation  indicates  that the degree of safety regarding  timely payment  is  strong.   Those issues  determined to

possess  extremely  strong  safety  characteristics  are  denoted  with  a  plus  (+)  sign  designation.   A-2.   Capacity  for

timely payment  on  issues  with  this  designation  is  satisfactory.   However,  the relative degree of safety is  not  as  high

for  issues designated A-1.

Description  of Moody’s Long-Term Debt Ratings

Aaa.   Bonds  which  are  rated  Aaa  are  judged  to  be  of  the  best  quality.   They  carry  the  smallest  degree  of

investment  risk  and  are  generally  referred  to  as  “gilt  edged.”   Interest  payments  are  protected  by  a  large  or  by  an

exceptionally  stable  margin,  and  principal  is  secure.   While  the  various  protective  elements  are  likely  to  change,

such  changes  as  can  be  visualized  are most  unlikely to impair  the fundamentally strong  position  of such  issues;  Aa.

Bonds  which  are  rated  Aa  are  judged  to  be  of  high  quality  by  all  standards.   Together  with  the  Aaa  group  they

comprise what are generally known  as high-grade bonds.  They are rated lower  than the best bonds, because margins of  protection  may  not  be  as  large  as  in  Aaa  securities  or  fluctuation  of  protective  elements  may  be  of  greater amplitude  or  there  may  be  other  elements  present  which  make  the  long-term  risk  appear  somewhat  larger  than  the

Aaa  securities;  A.   Bonds  which  are  rated  A  possess  many  favorable  investment  attributes  and  are  considered  as

upper-medium-grade  obligations.    Factors  giving  security  to  principal  and  interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa.  Bonds which are rated  Baa  are  considered  as  medium-grade  obligations  (i.e.,  they  are  neither  highly  protected  nor  poorly  secured).

Interest  payments  and  principal  security  appear  adequate  for  the  present,  but  certain  protective  elements  may  be

lacking  or  may  be  characteristically  unreliable  over  any  great  length  of  time.    Such  bonds  lack  outstanding

investment  characteristics  and  in  fact  have  speculative  characteristics  as  well;  Ba.   Bonds  which  are  rated  Ba  are

judged  to  have  speculative  elements;  their  future  cannot  be  considered  as  well-assured.    Often  the  protection  of

interest  and  principal  payments  may  be  very moderate  and  thereby not  well  safeguarded  during  both  good  and  bad

times  over  the  future.    Uncertainty  of  position  characterizes  bonds  in  this  class;  B.    Bonds  which  are  rated  B

generally  lack  characteristics  of  the  desirable  investment.    Assurance  of  interest  and  principal  payments  or  of

maintenance of  other  terms  of the contract  over  any long  period  of time may be small;  Caa.   Bonds  which  are rated

Caa are of poor  standing.   Such  issues  may be in  default  or  there may be present  elements  of danger  with  respect  to

principal  or  interest;  Ca.   Bonds  which  are  rated  Ca  represent  obligations  which  are  speculative  in  a  high  degree.

Such issues are often in default or have other marked shortcomings; C.  Bonds which are rated C are the lowest rated class  of  bonds,  and  issues  so  rated  can  be  regarded  as  having  extremely  poor  prospects  of  ever  attaining  any  real investment standing.

Note:   Moody’s  applies  numerical  modifiers  1,  2,  and  3  in  each  generic  rating  classification  from  Aa  to  B.   The

modifier  1 indicates  that  the company ranks in  the higher  end  of its  generic rating category;  the modifier  2 indicates

A-1

a  mid-range  ranking;  and  the  modifier  3  indicates  that  the  company  ranks  in  the  lower  end  of  its  generic  rating category.

Description  of Standard & Poor’s Corporate Debt Ratings

AAA.   Debt rated AAA has the highest rating assigned by Standard & Poor’s.   Capacity to pay interest and

repay  principal  is  extremely  strong;  AA.    Debt  Rated  AA  has  a  very  strong  capacity  to  pay  interest  and  repay

principal and differs  from the higher rated issues only in  small degree; A.   Debt rated A has a strong capacity to pay

interest   and  repay  principal   although   it   is   somewhat   more   susceptible   to  the   adverse   effects   of   changes   in

circumstances  and  economic  conditions  than  debt  in  higher  rated  categories;  BBB.   Debt  rated  BBB  is  regarded  as

having  an  adequate  capacity to  pay  interest  and  repay  principal.   Whereas  it  normally  exhibits  adequate  protection

parameters,  adverse economic conditions  or  changing  circumstances  are more likely to lead  to a  weakened  capacity to  pay  interest  and  repay  principal  for  debt  in  this  category  than  in  higher  rated  categories;  BB,  B,  CCC,  CC,  C.

Debt  Rated  BB,  B,  CCC,  CC,  and  C  is  regarded,  on  balance,  as  predominantly speculative  with  respect  to  capacity

to pay interest and repay principal in  accordance with the terms of the obligation.   BB indicates the lowest degree of

speculation  and  C  the highest  degree  of  speculation.   While  such  debt  will  likely have  some  quality and  protective characteristics,  these  are  out-weighed  by  large  uncertainties  or  major  risk  exposures  to  adverse  conditions;  BB.

Debt  rated  BB  has  less  near-term  vulnerability  to  default  than  other  speculative  issues.   However,  it  faces  major

ongoing  uncertainties  or  exposure  of  adverse  business,  financial,  or  economic  conditions  which  could  lead  to

inadequate  capacity  to  meet  timely  interest  and  principal  payments.   The  BB  rating  category  is  also  used  for  debt

subordinated  to  senior  debt  that  is  assigned  an  actual  or  implied  BBB-  rating;  B.    Debt  rated  B  has  a  greater

vulnerability to  default  but  currently has  the capacity to meet  interest  payments  and  principal repayments.   Adverse

business,  financial,  or  economic  conditions  will  likely  impair  capacity  or  willingness  to  pay  interest  and  repay

principal.    The  B  rating  category  is  also  used  for  debt  subordinated  to  senior  debt  that  is  assigned  an  actual  or

implied  BB  or  BB-  rating;  CCC.    Debt  rated  CCC  has  a  currently  identifiable  vulnerability  to  default  and  is dependent  upon  favorable  business,  financial,  and  economic  conditions  to  meet  timely  payment  of  interest  and

repayment  of  principal.   In  the  event  of  adverse  business,  financial,  or  economic  conditions,  it  is  not  likely to  have

the  capacity  to  pay  interest  and  repay  principal.   The  CCC  rating  category  is  also  used  for  debt  subordinated  to

senior  debt  that  is  assigned  an  actual  or  implied  B  or  B-  rating;  CC.   The  rating  CC  is  typically  applied  to  debt

subordinated to senior  debt  that  is assigned an  actual  or  implied  CCC rating;  C.   The rating  C is typically applied to

debt subordinated to senior  debt which  is assigned an actual or  implied CCC- debt rating.  The C rating may be used

to  cover  a  situation  where  a  bankruptcy  petition  has  been  filed,  but  debt  service  payments  are  continued;  CI.   The

rating  CI  is  reserved  for  income  bonds  on  which  no  interest  is  being  paid;  D.   Debt  rated  D  is  in  payment  default.

The D rating category is used when interest payments or principal payments are not made on the date due even  if the applicable grace period  has not  expired,  unless  Standard  & Poor’s  believes  that  such  payments  will  be made during

such  grace period.   The D  rating also will  be used  upon  the filing  of  a  bankruptcy petition  if debt  service payments are jeopardized.

A-2

Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY  VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption  by the Securities and Exchange Commission  (the “Commission”) of Rule

206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers

Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section  206(4) of the Act, for  an investment adviser  to exercise  voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information  on how the adviser voted their  proxies.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors LLC (hereinafter “we” or

“our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our  clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for  our clients:

Accountability.  Each  company should have effective means in  place to hold those entrusted with running a company’s business accountable for  their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation  should be designed to reward management for  doing a good job of creating value for  the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in  companies with  strong management.  Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder  value.

B-1

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of

independent directors, unfettered by significant ties to management, all of whose members are elected annually.   We

also believe that turnover in board composition promotes independent board action, fresh approaches to governance,

and generally has a positive impact on shareholder  value.  We will generally vote in favor  of non-incumbent independent directors.

The election of a company’s  board of directors is one of the most fundamental rights held by shareholders.

Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove  a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between  a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or  could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an  effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have  inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of

employee stock purchase plans to increase company stock  ownership by employees.   These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for  a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on  ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common  stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power  equal to their  equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for  the election of directors.

B-2

Shareholder Rights Plans

While we recognize that there are arguments both in  favor  of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which  we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis,

we will generally oppose such  plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our  clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

B-3